PRELIMINARY COPY SUBJECT TO COMPLETION - DATED OCTOBER 24, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 (Amendment No. 1)

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
LivePerson, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION - DATED OCTOBER 24, 2024
October 24, 2024
Dear LivePerson Stockholders:

On behalf of the Board of Directors (the “Board”) of LivePerson, Inc. (the “Company”), I cordially invite you to attend our 2024 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”), which is scheduled to be held via live audio webcast on November 4, 2024 at 10:00 a.m. Eastern Time. More details on the Annual Meeting and the business to be conducted thereat can be found in the enclosed Notice of Annual Meeting and Proxy Statement. You should have also received a GOLD universal proxy card or voting instruction form and postage-paid return envelope, through which your vote is being solicited on behalf of the Board. The accompanying Proxy Statement and GOLD universal proxy card are first being sent or given to stockholders entitled to notice of and to vote at the Annual Meeting on or about October 24, 2024.

Your vote will be especially important at the Annual Meeting. As you may be aware, Ikon LP, a limited partnership of which Robert LoCascio is the sole owner (collectively with the other participants in its solicitation, “Ikon”), has provided notice to the Company of its intent to nominate two candidates for election to the Board at the Annual Meeting. You may receive proxy solicitation materials from Ikon, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Ikon or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Ikon or any other statements that Ikon or its representatives have made or may otherwise make. Our Board has attempted to engage constructively with Ikon and has considered each of its director nominees. When determining the Board’s recommendations on the director nominees and other matters before the Annual Meeting, the Board has carefully considered the best interests of all our stockholders.

The Board does NOT endorse either of the nominees from Ikon, and the presence of Ikon’s nominees on the enclosed GOLD universal proxy card is NOT an approval of or comment on the fitness, character, suitability or other qualifications of Ikon’s nominees. The Board strongly urges you NOT to sign, date or return any proxy card sent to you by, or on behalf of, Ikon.

If you have previously submitted a proxy card sent to you by, or on behalf of, Ikon, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed GOLD universal proxy card or submitting a proxy to vote by Internet by following the instructions specified on the GOLD universal proxy card or by virtually attending the Annual Meeting and voting your shares. OUR BOARD URGES YOU TO VOTE ONLY ON THE GOLD UNIVERSAL PROXY CARD FOR OUR COMPANY’S NOMINEES (KARIN-JOYCE (K.J.) TJON AND DAN FLETCHER), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, IKON, AND NOT TO SIGN, DATE OR RETURN ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, IKON.

We are confident that each of our two Class III director nominees has the right mix of professional accomplishments, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value.

The Board of Directors recommends a vote on the enclosed GOLD universal proxy card “FOR” each of the Company’s director nominees to be elected at the Annual Meeting pursuant to proposal no. 1, and a vote “FOR” each of the Company’s other proposals as described in the enclosed Notice.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote TODAY so that your voice is heard by voting by Internet or by signing, dating and returning the enclosed GOLD universal proxy card or GOLD voting instruction form. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. Only your latest dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Thank you for being a stockholder of the Company. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to seeing you at the virtual Annual Meeting.

Sincerely,

By:	/s/ Jill Layfield
Name:	Jill Layfield
Title:	Chair of the Board

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION - DATED OCTOBER 24, 2024
LivePerson, Inc.
www.liveperson.com
___________________________________________________
Notice of Annual Meeting of Stockholders
___________________________________________________
November 4, 2024
10:00 a.m. Eastern Time

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) of LivePerson, Inc., a Delaware corporation (the “Company”), is scheduled to be held on November 4, 2024 at 10:00 a.m. Eastern Time. The Annual Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2024. The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

(1)Election of two Class III directors - Karin-Joyce (K.J.) Tjon and Dan Fletcher - to serve until the Company’s 2027 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified;
(2)Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
(3)Advisory approval of the compensation of the Company’s named executive officers;
(4)Ratification of the Company’s Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company’s Board of Directors (the “Board”);
(5)Approval of an amendment and restatement of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto, as described further in the accompanying Proxy Statement;
(6)Approval of an amendment and restatement of the 2019 Employee Stock Purchase Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto, as described further in the accompanying Proxy Statement; and
(7)Approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law.

Stockholders may also act upon such other business as may properly come before the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES TO BE ELECTED AND “FOR” PROPOSAL NOS.2, 3, 4, 5, 6 AND 7 USING THE ENCLOSED GOLD UNIVERSAL PROXY CARD.

Only stockholders of record at the close of business on September 20, 2024 (the “record date”) are entitled to notice of and to vote at the Annual Meeting. Such stockholders are urged to promptly submit the enclosed GOLD universal proxy card, even if their shares were sold after the record date.

We have adopted a virtual format with a live audio webcast for the Annual Meeting to provide a consistent experience for all stockholders. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the Annual Meeting, and in either case have registered in advance to attend the Annual Meeting. You may register to attend the Annual Meeting on or before 5:00 p.m. EST on November 1, 2024 by visiting proxyvote.com and entering the control number found on your GOLD proxy card or GOLD voting instruction form. You will receive a confirmation e-mail with information on how to attend the meeting. After you have registered, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/LPSN2024 and entering the same control number you used to pre-register and as shown in your confirmation e-mail. Beneficial owners who do not have a 16-digit control number should follow the instructions provided on the voting instruction form provided by their broker, bank or other nominee. In addition to registering for the meeting, beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.

All stockholders as of the record date who have registered in advance are cordially invited to virtually attend the Annual Meeting. Whether or not you expect to virtually attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. Even though you may plan to virtually attend the Annual Meeting, please promptly submit your proxy to vote using one of the following methods: on the Internet by following the instructions specified on your GOLD universal proxy card, or by signing, dating and returning the enclosed GOLD universal proxy card in the enclosed postage-prepaid return envelope. Voting by any of these methods will not prevent you from attending the Annual Meeting and voting your shares. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to submit your proxy to vote promptly.

If your broker, bank or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. We recommend that you instruct your broker, bank or other nominee to submit your proxy to vote your shares on the enclosed GOLD universal proxy card.

Your vote (virtually or by proxy) will be especially important at the Annual Meeting. Ikon LP, a limited partnership of which Robert LoCascio is the sole owner(collectively with the other participants in its solicitation, “Ikon”), has provided notice to the Company of its intent to nominate two candidates for election to the Board at the Annual Meeting. You may receive proxy solicitation materials from Ikon, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Ikon or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Ikon or any other statements that Ikon or its representatives have made or may otherwise make.

The Board does NOT endorse either of the nominees from Ikon, and the presence of Ikon’s nominees on the enclosed GOLD universal proxy card is NOT an approval of or comment on the fitness, character, suitability or other qualifications of Ikon’s nominees. The Board strongly urges you NOT to sign, date or return any proxy card sent to you by, or on behalf of, Ikon. If you have previously submitted a proxy card sent to you by, or on behalf of, Ikon, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed GOLD universal proxy card or voting by Internet by following the instructions specified on the GOLD universal proxy card. Only your latest dated proxy will count. OUR BOARD URGES YOU TO VOTE ONLY ON THE GOLD UNIVERSAL PROXY CARD FOR OUR COMPANY’S NOMINEES (KARIN-JOYCE (K.J.) TJON AND DAN FLETCHER), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, IKON, AND NOT TO SIGN, DATE OR RETURN ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, IKON.
The Board strongly recommends that you vote “FOR” each of the Company’s director nominees to be elected at the Annual Meeting and “FOR” proposal nos. 2, 3, 4, 5, 6 and 7 using the enclosed GOLD universal proxy card.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET OR MAIL AS DESCRIBED ON THE GOLD UNIVERSAL PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED GOLD UNIVERSAL PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU PRE-REGISTERED AND ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL OWNER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES VIRTUALLY.

Regardless of the number of shares of common stock of the Company that you own, your vote will be very important. Thank you for your ongoing support, interest and investment in the Company.

By Order of the Board of Directors

By:	/s/ Jill Layfield
Name:	Jill Layfield
Title:	Chair of the Board

October 24, 2024

This Proxy Statement and GOLD universal proxy card are first being sent or given to stockholders entitled to notice of and to vote at the Annual Meeting on or about October 24, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders Scheduled to Be Held on November 4, 2024 at 10:00 a.m. Eastern Time:

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Company’s Annual Report for the fiscal year ended December 31, 2023 are available free of charge at www.proxyvote.com.

Please sign, date and promptly return the enclosed GOLD universal proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet, so that you may be represented at the Annual Meeting. Instructions are on your GOLD universal proxy card or on the GOLD voting instruction form provided by your broker, bank or other nominee.

********************
The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact MacKenzie Partners, the Company’s proxy solicitor:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION - DATED OCTOBER 24, 2024

LIVEPERSON, INC.
____________________
PROXY STATEMENT
_____________________

In this Proxy Statement, the terms “LivePerson,” the “Company,” “we,” “us,” and “our” refer to LivePerson, Inc., a Delaware corporation, and its subsidiaries unless the context otherwise requires; the “Board” refers to the Company’s Board of Directors; the “Annual Meeting” refers to the Company’s 2024 Annual Meeting of Stockholders, including any adjournments or postponements thereof; and all references to “present” or “presence” refer to virtual presence at the Annual Meeting.

At A Glance
AT A GLANCE

LivePerson is the enterprise leader in digital customer conversations. The world’s leading brands — including HSBC, Chipotle, and Virgin Media — use our award-winning Conversational Cloud platform to connect with millions of consumers. We power nearly a billion conversational interactions each month, providing a uniquely rich data set and AI-powered solutions to accelerate contact center transformation, supercharge agent productivity, and deliver more personalized customer experiences.

Awards and Recognitions
The world’s foremost awards and recognition programs for customer care, sales, marketing, and technology have acclaimed LivePerson’s AI and its ability to produce better outcomes. The company is also regularly recognized for its management and outstanding work environment.

UC Awards	2024	Best Contact Center Solution
SIIA CODiEs	2024	Best Customer Service Solution
	2023	Best AI-Enabled Content Solution
	2023	Best Customer Service Solution
G2 Grid	2024	Leader in BOT Platforms, Chatbots, Conversational Marketing and Live Chat
Fast Company	2024	Selected for Most Innovative Applied AI Companies in the World list
	2022	#1 Most Innovative AI Company in the World
	2022	#22 Overall Most Innovative Company
CX Awards	2023	Best Use of AI
VentureBeat	2022	AI Innovation Award
Business Intelligence Group	2022	Sales and Marketing Product of the Year
Built In	2024	Best Places to Work
	2023
	2022
Stevie	2024	Best Business Intelligence Solution
	2023	Gold Stevie Award for Technology Partner of the Year
	2022	Gold Stevie Award for Best Contact Center Solution
Inc.	2022	Power Partner Awards for best B2B companies
Quadrant	2022	Spark Matrix: Digital-First Customer Service Solutions Leader
Newsweek	2021	Top 100 Most Loved Workplaces
Inc.	2023	Power Partners List for Top B2B Companies for CRM
	2021	Best-Led Companies List
Digiday	2023	Best E-Commerce Technology
	2021	Best Technology for eCommerce Site

This Proxy Statement and GOLD universal proxy card are first being sent or given to stockholders entitled to notice of and to vote at the Annual Meeting on or about October 24, 2024

PROXY STATEMENT	1

At A Glance
Corporate Responsibility
We believe that operating our company in an environmentally and socially responsible manner will help drive the long-term growth of our business. Our social and environmental initiatives are an integral part of how we operate and are intended to foster a culture where our employees are proud of where they work.

Responsible AI

•We are committed to trustworthy AI, recognizing the rapid growth of AI capabilities and its susceptibility to incorporating the personal and unconscious biases of its creators. We have established a cross-functional committee with representatives from engineering and technology, law, diversity, equity & inclusion, and other key internal stakeholder groups. This committee has a charter to review, create, and evolve our company’s responsible AI principles and practices to help our products evolve in an ethical and unbiased manner.

•We were a founding member of EqualAI. This nonprofit organization brings together leaders across business, technology, and academia to shine a light on this important issue and create a new set of best practices for organizations leveraging AI to ensure equal representation. More information is available at www.EqualAI.org.

•Our digital experiences are built on responsible AI principles. We strive to deliver inclusive, trustworthy and transparent AI at scale, enabling brands to build meaningful and personalized connections with their customers.

•LivePerson has been able to substantially reduce its need for office space as well as employee commutes and their associated carbon footprints, through its adoption of an “employee-centric” workforce model.

•We offer the option to all our employees to choose to work in an office setting when preferred through our partnership with WeWork. We chose WeWork as our main partner due in part to its commitment to become operationally carbon neutral, prioritization of renewable energy sources, and focus on sustainable resource use. According to the Carbon Fund, WeWork office spaces are, on average, 2.5x more efficient than typical office spaces. Our other workspaces have high-energy efficiency appliances as well as full recycling programs, water bottle refill stations and compositing initiatives.

•We regularly update our Sustainability webpage with up-to-date information on LivePerson’s sustainability efforts and our Sustainability Accounting Standards Board (SASB) disclosures (https://www.liveperson.com/sustainability/).

•LivePerson is responsive to various ESG platforms, including Institutional Shareholder Services (ISS) ESG Corporate Ratings, EcoVadis, and the Carbon Disclosure Project. In 2023, we were awarded a PRIME rating by ISS ESG Ratings, affirming our commitment to sustainability and leadership in environmental, social and governance matters.

•We maintain a computer equipment recycling program, ensuring the proper and environmentally friendly disposal of potential electronic waste.

PROXY STATEMENT	2

At A Glance

•In making procurement decisions and partnering with third-party data centers, we have prioritized the selection of third-party service providers that demonstrate good stewardship of the environment and lead in data center sustainability by taking steps to minimize our carbon footprint and reduce our energy consumption. Our primary data center operation partners are leaders in data center sustainability who are committed to either operating on carbon-free energy or being climate-neutral by 2030, investing in resource conservation strategies and innovation, scaling renewable energy purchasing, and actively managing their value chain emissions.

Our primary third-party data centers employ a range of best practices, including:
•using adaptive control systems that reduce power consumption and increase cooling capacity through active airflow management;
•adhering to ASHRAE thermal guidelines to reduce power for cooling;
•implementing cold/hot aisle containment that lowers energy consumption and enables more efficient cooling by using physical barriers to reduce the mixing of cold air in data center supply aisles with the hot air in exhaust aisles; and
•maintaining energy efficient lighting systems.

Diversity, Equity, Inclusion, and Accessibility
Our Approach: LivePerson is committed to driving positive change in our industry and society, starting with creating an inclusive and welcoming workplace for all our employees. Our inclusivity strategy revolves around three foundational pillars: People, Product, and Stakeholder Community. Our key initiatives include: building shared understanding through ongoing dialogue, empowering our employee-led resource groups and Diversity, Equity, Inclusivity & Accessibility (“DEI&A”) Council, inclusive hiring processes, and a focus on equity, inclusivity and accessibility in our company’s benefits and policies, as well as our products.

Promoting Inclusion & Equity: We conduct equity and fairness-centered reviews of our policies and processes to enhance and promote equitable employee experiences, including our interview frameworks, the hiring process, rewards philosophy, performance management systems, and family leave policies. We have established a global, consistent hiring process and training to enhance equal opportunity for all qualified applicants and reduce recruitment bias. Additionally, we have processes and training to help minimize discrimination in professional development and promotional processes.

Empowering Employee Resource Groups (“ERGs”): From creating networking opportunities to supporting professional development to enhancing employee engagement and morale and providing feedback on our programs, policies, and initiatives, our employee-led ERGs benefit the entire organization.

DEI&A Council: We recognize that creating an inclusive workplace and culture requires intentional efforts and active engagement from all levels of our organization. Our employee-led DEI&A Council plays a pivotal role in setting strategies, providing guidance, and implementing programs and policies that promote diversity, equity, inclusivity and accessibility.

Community Engagement

With a global footprint, LivePerson employees take time to give back to their local communities around the world. In 2023, teams from Israel, Bulgaria, Japan, and Australia hosted gatherings that centered on honoring local cultures and community traditions, combating food insecurity, and conserving the environments around them. Employees joined in over 550 hours of services in 2023.

PROXY STATEMENT	3

At A Glance
Leadership Transition

The Board appointed Ms. Layfield, formerly the Lead Independent Director of the Board, as Chair of the Board, effective July 10, 2023. Mr. Collins, the Company’s Chief Financial Officer (“CFO”), was appointed as the Company’s Interim CEO effective August 7, 2023, continuing to serve as the Company’s CFO. Robert LoCascio, the Company’s former CEO and Chair of the Board, no longer served in those roles effective as of July 10, 2023 and August 7, 2023, respectively, and assumed the role of Special Advisor until the conclusion of the term of his employment agreement on December 31, 2023.

Effective January 10, 2024, the Board appointed John Sabino to serve as Chief Executive Officer of the Company after a search process conducted by a search committee comprised of independent directors. Mr. Sabino was also appointed as a director of the Company. Mr. Collins continues to serve as the Company’s Chief Financial Officer and has been appointed by the Board to serve also as the Company’s Chief Operating Officer.

Finally, the Company has committed to select a new Chair of the Board by December 31, 2024 from among the then-incumbent Directors in connection with the Company’s commitment to maintaining strong corporate governance as set forth in the Vector Agreement (as defined herein).

PROXY STATEMENT	4

Proxy Summary
PROXY SUMMARY
This section highlights information contained in other parts of this Proxy Statement. We encourage you to review this entire Proxy Statement for more detail on these items, as well as our Annual Report to Stockholders for the fiscal year ended December 31, 2023 (the “2023 Fiscal Year”).

DATE AND TIME:	November 4, 2024 at 10:00 a.m. Eastern Time
PLACE:
The Annual Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2024. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the Annual Meeting, and in either case have registered in advance to attend the Annual Meeting. You may register to attend the Annual Meeting on or before 5:00 p.m. EST on November 1, 2024 by visiting proxyvote.com and entering the control number found on your GOLD proxy card or GOLD voting instruction form. You will receive a confirmation e-mail with information on how to attend the meeting. After you have registered, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/LPSN2024 and entering the same control number you used to pre-register and as shown in your confirmation e-mail. Beneficial owners who do not have a 16-digit control number should follow the instructions provided on the voting instruction form provided by their broker, bank or other nominee. In addition to registering for the meeting, beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.

RECORD DATE:
Only stockholders of record as of the close of business on September 20, 2024 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon at the Annual Meeting is presented in this Proxy Statement.

PROXY VOTING:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote TODAY so that your voice is heard by voting by Internet or by signing, dating and returning the enclosed GOLD universal proxy card. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. See “Questions and Answers” beginning on page 9 of this Proxy Statement for more information on how to vote.

PROXY STATEMENT	5

Proxy Summary
Matters to Be Voted On

Proposal Number	Description	Board Recommendation
1	Election of Directors	“FOR” both of the Company’s Nominees
To elect two Class III directors to serve until the Company’s 2027 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified.
2	Ratify Appointment of Independent Registered Public Accounting Firm	“FOR”
To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
3	Advisory Vote on the Compensation of our Named Executive Officers	“FOR”
To approve, on an advisory basis, the compensation of the Company’s named executive officers.
4	Ratify our Tax Benefits Preservation Plan	“FOR”
To approve the Company’s Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company’s Board of Directors.
5	Amendment and Restatement of the 2019 Stock Incentive Plan	“FOR”
To approve the amendment and restatement of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto.
6	Amendment and Restatement of the 2019 Employee Stock Purchase Plan	“FOR”
To approve the amendment and restatement of the 2019 Employee Stock Purchase Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto.
7	Amendment to our Fourth Amended and Restated Certificate of Incorporation for Officer Exculpation	“FOR”
To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law.
We will also transact any other business that may properly come before the Annual Meeting.

PROXY STATEMENT	6

Proxy Summary
Board Snapshot

The following table provides summary information about each of the Company’s director nominees and each continuing director.

Name	Age	Director Since	Independent	Class	Current Term Expires	AC	CC	NCGC	CTC
Company’s Director Nominees*
Karin-Joyce (K.J.) Tjon ♦	62	N/A	Yes	III	N/A	N/A	N/A	N/A	N/A
Dan Fletcher ♦	41	N/A	Yes	III	N/A	N/A	N/A	N/A	N/A
Continuing Directors
Bruce Hansen	65	2022	Yes	I	2025	M			M
Vanessa Pegueros	59	2022	Yes	I	2025		M	M	C
William G. Wesemann	68	2004	Yes	I	2025	M	M	M
Jill Layfield ★	49	2016	Yes	II	2026	M	M	M	M
James Miller	60	2023	Yes	II	2026			C	M
John Sabino CEO	51	2024	No	II	2026
Incumbent Director Not Seeking Re-Election
Kevin C. Lavan ♦†	72	2000	Yes	III	2024	C	M		M
Yael Zheng #	59	2022	Yes	III	2024	M	C

★	Chair of the Board	AC	Audit Committee
♦	Financial Expert	CC	Compensation Committee
C	Chairperson of Committee	NCGC	Nominating and Corporate Governance Committee
M	Member of the Committee	CTC	Cybersecurity and Technology Committee

*If elected, term will expire in 2027

† Kevin C. Lavan, who has served as a member of the Board since 2000, will retire from the Board at the conclusion of his current term. The Board has determined that Ms. Tjon qualifies as an “audit committee financial expert” as defined by the SEC and expects to appoint Ms. Tjon, subject to her election to the Board by our stockholders at the Annual Meeting, to the Audit Committee and such other committees as the Board shall decide. The Board has also determined that Mr. Fletcher qualifies as an "audit committee financial expert" and will determine committee assignments for Mr. Fletcher, if any, following his election to the Board.

#    Yael Zheng, who has served as a member of the Board since 2022, voluntarily resigned from the Board effective as of the date of the Annual Meeting (which is the end of her current term) to facilitate the Board's determination to enter into the Vector Agreement (as defined herein) and ongoing refreshment efforts.

PROXY STATEMENT	7

Proxy Summary
Governance Policies and Practices Snapshot
In addition to a highly qualified, independent Board, we are committed to maintaining a corporate governance structure that provides strong oversight across the Company and promotes long-term stockholder value creation. Some key highlights of our Board and governance practices are set forth below:

Topic		Practice

Director Refreshment	✓	Rigorous director selection and evaluation process focused on the skills and experience relevant to the Company’s future, factoring in diversity of gender, ethnicity, tenure, skills and experience

Director Independence	✓	All current directors except the CEO and all director nominees are independent
	✓	Audit, Compensation, Nominating and Corporate Governance and Cybersecurity and Technology Committees are composed entirely of independent directors

Executive Sessions	✓	Independent directors meet regularly without management

Stockholder Rights	✓	Only one class of capital stock, which is entitled to one vote per share, is issued and outstanding

ESG	✓	Board-level oversight through the Nominating and Corporate Governance Committee

Executive and Non-Employee Director Stock Ownership	✓	Maintains robust stock ownership guidelines for all executive officers and non-employee directors, including prohibition on new pledging of stock

Director Compensation	✓	Thorough benchmarking of director compensation against peers

Board Self-Evaluations	✓	Board and each committee must conduct an annual self-evaluation

Stockholder Engagement	✓	Active and ongoing stockholder engagement program

Tax Benefits Preservation Plan	✓	Tailored to reduce the risk of substantial impairment to the Company’s net operating loss carryforward assets

Risk Oversight	✓	Regular review of the Company’s risk profile, including risks associated with cybersecurity, human capital management, climate change and sustainability
	✓	Enterprise risk management
	✓	Annual risk assessment of the Company’s compensation programs and policies

PROXY STATEMENT	8

Questions and Answers
QUESTIONS AND ANSWERS
Why am I receiving these materials?

You are receiving these proxy materials because you owned shares of the Company’s common stock as of the close of business on September 20, 2024 (the “record date”) for the Annual Meeting. This Proxy Statement, the enclosed GOLD universal proxy card, and the Company’s Annual Report to Stockholders are being furnished to stockholders in connection with the solicitation of proxies on behalf of the Board for the Annual Meeting.

What is included in these materials?

These materials include this Proxy Statement for the Annual Meeting, the enclosed GOLD universal proxy card, and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the 2023 Fiscal Year. We are first mailing these materials to stockholders entitled to notice of and to vote at the Annual Meeting on or about October 24, 2024.

What is the purpose of the Annual Meeting?

For stockholders to vote on proposals to:
1.elect two Class III directors to serve until the Company’s 2027 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified;
2.ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.approve, on an advisory basis, the compensation of the Company’s named executive officers;
4.ratify the Company’s Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company’s Board of Directors;
5.approve the amendment and restatement of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto;
6.approve the amendment and restatement of the 2019 Employee Stock Purchase Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto; and
7.approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law.
We will also transact any other business that may properly come before the Annual Meeting.
Why should I participate in voting the shares I own?
Your vote will be especially important at the Annual Meeting. As you may be aware, Ikon LP, a limited partnership of which Robert LoCascio is the sole owner (collectively with the other participants in its solicitation, “Ikon”), has provided notice to the Company of its intent to nominate Walter Bachtiger and Michal Czwarno as candidates for election as directors to the Board at the Annual Meeting (together, the “Ikon Nominees”). You may receive proxy solicitation materials from Ikon, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Ikon or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Ikon or any other statements that Ikon or its representatives have made or may otherwise make.

The Board does NOT endorse either of the Ikon Nominees, and the presence of the Ikon Nominees on the enclosed GOLD universal proxy card is NOT an approval of or comment on the fitness, character, suitability or other

PROXY STATEMENT	9

Questions and Answers
qualifications of the Ikon Nominees. The Board strongly urges you NOT to sign, date or return any proxy card sent to you by, or on behalf of, Ikon.

Under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the GOLD universal proxy card also includes the names of the Ikon Nominees. We ask that you only cast your votes “FOR” each of the Board’s candidates and “WITHHOLD” your votes for each of the Ikon Nominees. Stockholders should refer to Ikon’s proxy statement for the names, backgrounds, qualifications and other information concerning the Ikon Nominees. You may access Ikon’s proxy statement, and any other relevant documents, without cost on the SEC’s website. You may vote “FOR” up to two nominees in total. If you mark a “FOR” vote with respect to fewer than two nominees under Proposal No. 1, your shares will only be voted “FOR” that nominee you have marked. If you vote “FOR” more than two nominees, your vote on Proposal No. 1 will be invalid and will not be counted.

How does the Board recommend I vote on these proposals?

The Board unanimously recommends that you vote on the enclosed GOLD universal proxy card:
•“FOR” each of the Company’s nominees—Karin-Joyce (K.J.) Tjon and Dan Fletcher—to be elected as Class III directors;
•“FOR” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
•“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers;
•“FOR” the ratification of the Company’s Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company’s Board of Directors;
•“FOR” the approval of an amendment and restatement of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto;
•“FOR” the approval of an amendment and restatement of the 2019 Employee Stock Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto; and
•“FOR” the approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law.
The Board unanimously recommends a vote “FOR” each of the Company’s nominees named in this Proxy Statement and on the enclosed GOLD universal proxy card, and strongly urges you NOT to sign, date or return any proxy card or voting instruction form sent to you by, or on behalf, of Ikon.

If you have previously signed, dated and returned any proxy card sent to you by Ikon in respect of the Annual Meeting, you can revoke it by signing, dating and returning the enclosed GOLD universal proxy card or by following the instructions provided in the GOLD universal proxy card for submitting a proxy to vote your shares over the Internet or voting at the Annual Meeting. Signing, dating and returning any proxy card that Ikon may send to you, even with instructions to vote “WITHHOLD” with respect to the Ikon Nominees, will cancel and revoke any proxy you may have previously submitted to have your shares voted for the Board’s candidates as only your latest proxy card will be counted. Beneficial owners who own their shares in “street name” should follow the voting instructions provided by their broker, bank other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to sign, date and return only the enclosed GOLD universal proxy card.

Who is entitled to vote at the Annual Meeting?
Only stockholders of record of the Company’s common stock, par value $0.001 per share, as of the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. On the record date, there were 90,258,009 shares of the Company’s common stock outstanding. Each stockholder is entitled to one vote for each

PROXY STATEMENT	10

Questions and Answers
share of common stock held by such stockholder on the record date. Stockholders may not cumulate votes in the election of directors.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and these materials have been sent directly to you by us. As a stockholder of record, you are entitled to vote your shares in person at the Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered a “street name” stockholder. These materials will be forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. If your shares are held in “street name,” you will receive voting instructions from your broker, bank or other nominee, as described below.
How can I vote my shares if I am a stockholder of record?
Except as provided below with respect to stockholders who hold shares through a member of the Tel Aviv Stock Exchange (“TASE”) and intend to vote their shares, there are three ways a stockholder of record can vote:
•By Internet: You may vote over the Internet at www.proxyvote.com by following the instructions on the enclosed GOLD universal proxy card.
•By Mail: You may sign, date and return the enclosed GOLD universal proxy card in the postage-paid envelope provided.
•At the Annual Meeting: If you have timely pre-registered, you may vote your shares electronically at the Annual Meeting. Please follow the instructions for attending the Annual Meeting and voting during the meeting posted at www.virtualshareholdermeeting.com/LPSN2024. All votes must be received before the polls close during the Annual Meeting.
Stockholders who hold shares through a member of the TASE and intend to vote their shares must deliver to the Company’s Israeli counsel, Arnon, Tadmor-Levy, c/o Moshe Parker, 1 Azrieli Center, Tel Aviv, Israel, 6702101 (email: MosheP@ArnonTL.com) an ownership certificate confirming their ownership of the Company’s common stock on the record date. Such certificate must be issued by a member of the TASE, as required by the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at General Meeting) 2000, as amended. Each such stockholder is entitled to receive the ownership certificate at the branch of the TASE member or by mail to such stockholder’s address (in consideration of mailing fees only), if the stockholder so requests. Such a request should be made promptly upon receipt of this Proxy Statement and should be made for a particular securities account. Stockholders who wish to vote are obliged to complete, sign, date and return the enclosed GOLD universal proxy card in accordance with the instructions indicated thereon along with their ownership certificate to the address of Company’s Israeli counsel indicated above no later than 5:00 p.m. (Israel time) on October 31, 2024. The form of proxy card for stockholders who hold shares through a member of the TASE is available on the websites: https://www.magna.isa.gov.il and https://maya.tase.co.il.

YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting, we recommend that you also use the enclosed GOLD universal proxy card to vote by Internet or by signing, dating and returning the GOLD universal proxy card in the postage-paid envelope provided so that your vote will be counted if you are unable to attend the Annual Meeting.
How can I vote my shares if I am a street name stockholder?
If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee) as of the record date, then you will receive voting instructions from your broker, bank or other nominee. You can ensure that your shares are represented and voted at the meeting by following the voting instructions provided in the voting instructions form provided to you by the broker, bank or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with

PROXY STATEMENT	11

Questions and Answers
respect to which your broker does not have discretionary authority. To the extent that Ikon provides proxy materials to a broker who holds shares for a street name stockholder, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the rules of the various regional and national exchanges of which the intermediary is a member (the “Broker Rules”); therefore, all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, a broker that is subject to the Broker Rules will not have authority to vote shares held by a street name stockholder without instructions from the street name stockholder on Proposals No. 1, 2, 3, 4, 5, 6 or 7. Further, broker non-votes will not be counted for purposes of determining whether a quorum exists at the Annual Meeting. Therefore, if you are a street name stockholder, we encourage you to instruct your broker how to vote your shares using the voting instruction form provided by your broker so that your vote can be counted.

However, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a street name stockholder on routine matters, such as Proposal No. 2, without instructions from the street name stockholder of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal No. 2, even in the absence of your instruction. If your shares are voted on Proposal No. 2, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals No. 1, 3, 4, 5, 6 and 7). In the event your brokerage account receives proxy materials only from the Company, “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting.

Street name stockholders should generally be able to vote by Internet or by signing, dating and returning a voting instruction form. Your broker is required to vote those shares in accordance with your instructions. However, the availability of Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name stockholder, then you may not vote your shares by ballot at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
If I submit a proxy card, how will it be voted?
If the enclosed GOLD universal proxy card is properly signed, dated and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you are a stockholder of record of shares of our common stock and if you indicate when voting through the Internet that you wish to vote as recommended by our Board, or if you sign, date and return a GOLD universal proxy card without giving specific voting instructions, then John D. Collins and Monica L. Greenberg, the proxy holders designated by our Board, who are officers of our Company, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting to the extent permitted by Rule 14a-4(c) of the Exchange Act.
Specifically, to the extent your GOLD universal proxy card does not indicate otherwise, if you return a validly executed GOLD universal proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted:
•“FOR” each of the Company’s nominees—Karin-Joyce (K.J.) Tjon and Dan Fletcher—to be elected as Class III directors;
•“FOR” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
•“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

PROXY STATEMENT	12

Questions and Answers
•“FOR” the ratification of the Company’s Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company’s Board of Directors;
•“FOR” the approval of an amendment and restatement of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto;
•“FOR” the approval of an amendment and restatement of the 2019 Employee Stock Purchase Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto; and
•“FOR” the approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law.
The Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement.
Can I change my vote or revoke my proxy?
Stockholders of Record
If you are a stockholder of record, except as provided below with respect to stockholders who hold shares through a member of the TASE, you can change your vote or revoke your proxy before it is exercised at the Annual Meeting by:
•entering a new vote by Internet on a later date;
•signing, dating and returning a later-dated proxy card;
•sending a written notice of revocation to LivePerson, Inc., 530 Seventh Ave, Floor M1, New York, New York 10018, Attention: Corporate Secretary; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you have already voted using a proxy card sent to you by, or on behalf of, Ikon, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of each of the Company’s director nominees and proposals No. 2, 3, 4, 5, 6 and 7 by using the enclosed GOLD universal proxy card. Only the latest dated and validly executed proxy that you submit will count.

TASE Stockholders

If you are a stockholder who holds shares through a member of the TASE and wish to revoke or change your proxy card, you must file a notice of revocation or another signed proxy card with the Company’s Israeli counsel no later than 5:00 p.m. (Israel time) on October 31, 2024.

Street Name Stockholders

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote. Street name stockholders may only vote at the Annual Meeting if they obtain a legal proxy from the broker, bank or other nominee that holds their shares.

Can I attend the Annual Meeting?

We have adopted a virtual format with a live audio webcast for the Annual Meeting to provide a consistent experience for all stockholders. The Annual Meeting will be held via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2024. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the record date or hold a valid legal proxy for such a stockholder for the

PROXY STATEMENT	13

Questions and Answers
Annual Meeting, and in either case have registered in advance to attend the Annual Meeting. You may register to attend the Annual Meeting on or before 5:00 p.m. EST on November 1, 2024 by visiting proxyvote.com and entering the control number found on your GOLD proxy card or GOLD voting instruction form. You will receive a confirmation e-mail with information on how to attend the meeting. After you have registered, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/LPSN2024 and entering the same control number you used to pre-register and as shown in your confirmation e-mail. Beneficial owners who do not have a 16-digit control number should follow the instructions provided on the voting instruction form provided by their broker, bank or other nominee. In addition to registering for the meeting, beneficial owners that wish to vote at the meeting must obtain a legal proxy from their bank, broker or other nominee prior to the meeting. You will need to upload an electronic image (such as a pdf file or scan) of the legal proxy in order to vote at the meeting.

What constitutes a quorum at the Annual Meeting?

The presence, virtually or by proxy, of the holders of 50% of the stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. Without a quorum, no business may be transacted at the Annual Meeting. All votes will be tabulated by the independent inspector of election appointed for the Annual Meeting, who will separately tabulate “FOR” and “AGAINST” votes, abstentions (as applicable), withhold votes (as applicable), and broker non-votes (i.e., proxies from brokers, bankers or other nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the broker, bank or other nominee does not have discretionary power to vote). Abstentions and withhold votes are counted as “present” for quorum purposes.

What is the voting requirement to approve each of the proposals?

So long as there is a quorum, the voting requirements for the proposals to be presented at the Annual Meeting and the effects of abstentions (as applicable), withhold votes (as applicable), and broker non-votes is as follows:

PROXY STATEMENT	14

Questions and Answers

Proposal	Vote Required	Effect of Abstentions (as applicable), Withhold Votes (as applicable), and Broker Non-Votes
Election of directors
Plurality of the shares of the common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, meaning that the two nominees who receive the most “FOR” votes will be elected to the Board
Withhold votes have no effect on the outcome of the election of directors. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal
Ratification of the appointment of the independent registered public accounting firm	Majority of the stock having voting power present in person or represented by proxy and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. To the extent Ikon provides proxy materials to a broker, broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal. If street name stockholders receive proxy materials only from the Company, broker discretionary voting is permitted with respect to this proposal, and broker non-votes have the same effect as a vote against the proposal
Advisory approval of the compensation of the Company’s named executive officers	Majority of the stock having voting power present in person or represented by proxy and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal

Ratification of the Company’s Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company’s Board of Directors	Majority of the stock having voting power present in person or represented by proxy and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal
Amendment and restatement of the 2019 Stock Incentive Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto	Majority of the stock having voting power present in person or represented by proxy and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal
Amendment and restatement of the 2019 Employee Stock Purchase Plan, including to increase the number of shares available for issuance thereunder and to make certain other changes thereto	Majority of the stock having voting power present in person or represented by proxy and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted, and broker non-votes have no effect on the outcome of this proposal
Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers as permitted by Delaware law	Majority of the stock having voting power and entitled to vote on the subject matter of the proposal	An abstention has the same effect as a vote against the proposal. Broker discretionary voting is not permitted, and broker non-votes have the same effect as a vote against the proposal
Will my shares be voted if I do nothing?

Stockholders of Record

PROXY STATEMENT	15

Questions and Answers

If you are a stockholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

TASE Stockholders

If you are a stockholder who holds stock through a member of the TASE and intend to vote your shares, you are obliged to sign, date and return a GOLD universal proxy card along with a certificate of ownership to the offices of Israeli counsel to the Company, Arnon, Tadmor-Levy, c/o Moshe Parker, 1 Azrieli Center, Tel Aviv, Israel, 6702101 (email: MosheP@ArnonTL.com), no later than 5:00 p.m. (Israel time) on October 31, 2024.

Street Name Stockholders

If you are a street name stockholder (i.e., your shares are registered in the name of a broker, bank or other nominee) as of the record date, the Broker Rules determine whether your broker, bank or other nominee may vote your shares in its discretion even if it does not receive voting instructions from you.

You will receive voting instructions from your broker, bank or other nominee. You can ensure that your shares are represented and voted at the meeting by following the voting instructions provided in the voting instructions form provided to you by the broker, bank or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority. To the extent that Ikon provides proxy materials to a broker who holds shares for a street name stockholder, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the Broker Rules; therefore, all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, a broker that is subject to the Broker Rules will not have authority to vote shares held by a street name stockholder without instructions from the street name stockholder on Proposals No. 1, 2, 3, 4, 5, 6 or 7. Further, broker non-votes will not be counted for purposes of determining whether a quorum exists at the Annual Meeting. Therefore, if you are a street name stockholder, we encourage you to instruct your broker how to vote your shares using the voting instruction form provided by your broker so that your vote can be counted.

However, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a street name stockholder on routine matters, such as Proposal No. 2, without instructions from the street name stockholder of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal No. 2, even in the absence of your instruction. If your shares are voted on Proposal No. 2, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposal Nos. 1, 3, 4, 5, 6 and 7). In the event your brokerage account receives proxy materials only from the Company, “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote TODAY so that your voice is heard by voting by Internet or by signing, dating and returning the enclosed GOLD universal proxy card. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your broker, bank or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with the Board’s recommendations.

PROXY STATEMENT	16

Questions and Answers
Who will count the votes?

First Coast Results, Inc. or its delegate will serve as the independent inspector of election (the “Inspector of Election”) for the Annual Meeting and, in such capacity, will count and tabulate the votes, abstentions and broker non-votes.

What happens if the Annual Meeting is adjourned?

In the event that a quorum is not present or represented at the Annual Meeting, the stockholders present at the meeting, in person or represented by proxy, may adjourn the meeting until a quorum is present or represented. The Chair of the Board may also adjourn the Annual Meeting from time to time. Unless a new record date is fixed, your proxy will still be valid at an adjourned Annual Meeting and you will still be able to change or revoke your proxy until it is used to vote your shares.

Where can I find the voting results of the Annual Meeting?

We expect to disclose final voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final results are unavailable at that time, we intend to file preliminary voting results based on the preliminary tabulation by the Inspector of Election and then file the final voting results in an amendment to the Current Report on Form 8-K within four business days of the day the final results are available.

What if another matter is properly brought before the Annual Meeting?

We do not expect that any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by signing, dating and returning a GOLD universal proxy card or submitting your proxy or voting instructions over the Internet, you will give to the persons named as proxies on the GOLD universal proxy card discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and as such persons named as proxies may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Will there be a proxy contest at the Annual Meeting?

Yes. Ikon has announced its intention to nominate the Ikon Nominees for election as directors to the Board at the Annual Meeting. The presence of the Ikon Nominees on the enclosed GOLD universal proxy card is NOT an endorsement or approval of, or comment on, the fitness, character, suitability or other qualifications of the Ikon Nominees.

You may receive proxy solicitation materials from Ikon, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, Ikon or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Ikon or any other statements that Ikon or its representatives have made or may otherwise make.

The Board is pleased to nominate for election as Class III directors Karin-Joyce (K.J.) Tjon and Dan Fletcher, each of whom are named in this Proxy Statement and on the enclosed GOLD universal proxy card. Ms. Tjon is being nominated to replace Kevin C. Lavan, who has served as a director of the Company since 2000 and who will retire from the Board at the conclusion of his current term, and Mr. Fletcher is being nominated to replace Yael Zheng, who has served as a member of the Board since 2022, and who voluntarily resigned from the Board effective as of the date of the Annual Meeting (which is the end of her current term) to facilitate the Board's determination to enter into the Vector Agreement and ongoing refreshment efforts. Mr. Fletcher was recommended to the Company by the Vector Group. The Board considered Mr. Fletcher's qualifications and subsequently agreed to nominate Mr. Fletcher for election to the Board as set forth in the Vector Agreement. See the second paragraph of Proposal No. 1 -

PROXY STATEMENT	17

Questions and Answers
Election of Directors below for a description of the Vector Agreement. We believe our candidates have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s stockholders.

What should I do if I receive more than one proxy card or set of proxy materials from the Company?

Because Ikon may send solicitation materials to stockholders, we may conduct multiple mailings prior to the Annual Meeting so that stockholders have our latest proxy information and materials to vote. In that event, we will send you a new GOLD universal proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple GOLD universal proxy cards, if you hold shares that are registered in more than one account—please vote the GOLD universal proxy card for every account you own. Only the latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT GOLD UNIVERSAL PROXY CARDS.

What should I do if I received any proxy materials from Ikon?

Ikon has nominated nominees for election as directors to the Board in opposition to the election of the Company’s candidates. We expect that you may have received proxy solicitation materials from Ikon, including opposition proxy statements and proxy cards.

The Board strongly urges you NOT to sign, date or return any proxy cards or voting instruction forms that you may receive from Ikon, not even for the purpose of voting “WITHHOLD” with respect to the Ikon Nominees. We are not responsible for the accuracy of any information provided by or relating to Ikon, the Ikon Nominees or any proposal contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Ikon or any other statements that Ikon or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by Ikon, you have every right to change your vote by signing, dating and returning the enclosed GOLD universal proxy card or by voting over the Internet by following the instructions provided on the enclosed GOLD universal proxy card or voting instruction form. Only the latest proxy you submit will be counted.

Voting to “WITHHOLD” with respect to either of the Ikon Nominees on its proxy card is not the same as voting for the Board’s candidates. If you vote “WITHHOLD” on the Ikon Nominees using the proxy card sent to you by Ikon, then your vote will not be counted as a vote for either of the director nominees recommended by the Board, but will result in the revocation of any previous vote you may have cast on the GOLD universal proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the GOLD universal proxy card. If you have any questions or need assistance voting, please contact MacKenzie Partners toll-free at (800) 322-2885 or proxy@mackenziepartners.com. The Board unanimously recommends a vote “FOR” each of the Company’s director nominees to be elected on the GOLD universal proxy card. The Board urges you not to sign, date or return any proxy card sent to you by, or on behalf of, Ikon, even as a protest vote.

What happens if Ikon withdraws or abandons its solicitation or fails to comply with the universal proxy rules, and I already granted proxy authority in favor of Ikon?

Stockholders are encouraged to submit their votes on the GOLD universal proxy card. If Ikon withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority to Ikon, then stockholders can still sign and date a later submitted GOLD universal proxy card.

If Ikon withdraws or abandons its solicitation or fails to comply with the universal proxy rules, then any votes cast in favor of the Ikon Nominees will be disregarded and not be counted as votes cast, whether such vote is provided on the Company’s GOLD universal proxy card or Ikon’s proxy card.

Who can help answer any other questions I may have?

PROXY STATEMENT	18

Questions and Answers

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact our proxy solicitor, MacKenzie Partners:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Call Toll-Free: (800) 322-2885
Email: proxy@mackenziepartners.com

PROXY STATEMENT	19

Proposal No. 1 Election of Directors

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) provides for a classified Board, consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. At the annual meeting of stockholders in the year in which the term of a class of directors expires, director nominees for such class will stand for election to three-year terms. With respect to each class, a director’s term will be subject to the election and qualification of such director’s successor, or the earlier death, resignation or removal of such director.

Ms. Tjon and Mr. Fletcher are not incumbent directors. The Nominating and Corporate Governance Committee has unanimously recommended that the Board nominate, and the Board has unanimously nominated, Ms. Tjon and Mr. Fletcher to be elected as Class III directors to serve until the Company’s 2027 Annual Meeting of Stockholders and until such directors’ successors shall have been duly elected and qualified. In connection with our entry into a cooperation agreement (the "Vector Agreement") with Vector Capital Management, L.P. and certain of its affiliates (together, the "Vector Group"), which collectively own 10,899,456 shares of Common Stock, Mr. Fletcher was recommended to the Company by the Vector Group as a director candidate. The Board considered Mr. Fletcher's qualifications and subsequently agreed to nominate Mr. Fletcher for election to the Board as set forth in the Vector Agreement. Pursuant to the Vector Agreement, we also agreed to appoint an additional new independent director who is mutually agreed upon by the Company and the Vector Group, subject to certain conditions, and to select a new Chair of the Board by December 31, 2024. The Vector Agreement contains certain customary voting rights, a customary standstill and mutual non-disparagement provisions. We have filed the full text of the Vector Agreement as Exhibit 10.1 to our Current Report on Form 8-K dated October 23, 2024. Please refer to that Form 8-K, including Exhibit 10.1 thereto, for additional detail on the terms of the Vector Agreement. Our entry into the Vector Agreement does not resolve or otherwise affect the nominations made by Ikon in any way or the related contested solicitation between the Company and Ikon. As a result of the Vector Agreement having no effect on the ongoing contested solicitation, the Company expects the contested solicitation to continue unless and until it is resolved by stockholder vote at the Annual Meeting or, if otherwise resolved prior to the Annual Meeting, by mutual agreement between Ikon and the Company or unilateral rescission by Ikon of its nominations in connection with the Annual Meeting.

Each of Ms. Tjon and Mr. Fletcher has agreed to serve as a nominee, to be named as a nominee and to continue to serve as a director, if elected, and management has no reason to believe that they will be unavailable to serve. There are no arrangements or understandings between either Company nominee and any other person pursuant to which he or she was selected as a Company nominee for the Annual Meeting. If either of Ms. Tjon or Mr. Fletcher is unable or declines to serve as a director at the time of the Annual Meeting, properly submitted proxies will be voted by the proxy holders set forth thereon for any substitute nominee who may be designated by the Board. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and agreed to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. Votes authorized on the enclosed GOLD universal proxy card may be cast “FOR” or withheld from each individual nominee. Unless otherwise instructed, the proxy holders on the Company’s GOLD universal proxy card will vote the proxies received by them “FOR” each of Ms. Tjon and Mr. Fletcher to be elected.

Required Vote
The Class III directors shall be elected by the affirmative vote of a plurality of the shares of the common stock present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote

PROXY STATEMENT	20

Proposal No. 1 Election of Directors
on the election of directors. This means that the two director nominees who receive the most votes will be elected to the Board. Any withhold votes or broker non-votes will have no effect on the outcome of the vote.

The Board unanimously recommends a vote on the GOLD universal proxy card “FOR” each of Ms. Tjon and Mr. Fletcher.

PROXY STATEMENT	21

Our Board of Directors and Corporate Governance
OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board Highlights

We have a Board composed of highly experienced and professionally accomplished directors with diverse backgrounds, viewpoints, attributes, tenures and experiences. Our directors’ varied perspectives enable the Board to provide effective oversight of management, drive accountability to our stockholders and add significant value to the strategic decisions made by the Company. They bring experience as entrepreneurs, technologists and advisors; leverage relevant industry expertise, such as insight into the customer perspective, call center operations, e-commerce, organization dynamics and corporate culture development; and have an array of operational, financial and marketing skills. In addition, the Board seeks a diversity of tenures to ensure directors with fresh external perspectives are complemented by those with a long-term understanding of our business.

Board Snapshot

The following table provides summary information about each of the Company’s director nominees and each continuing director.

Name	Age	Director Since	Independent	Class	Current Term Expires	AC	CC	NCGC	CTC
Company’s Director Nominees*
Karin-Joyce (K.J.) Tjon ♦	62	N/A	Yes	III	N/A	N/A	N/A	N/A	N/A
Dan Fletcher ♦	41	N/A	Yes	III	N/A	N/A	N/A	N/A	N/A
Continuing Directors
Bruce Hansen	65	2022	Yes	I	2025	M			M
Vanessa Pegueros	59	2022	Yes	I	2025		M	M	C
William G. Wesemann	68	2004	Yes	I	2025	M	M	M	M
Jill Layfield ★	49	2016	Yes	II	2026	M	M	M
James Miller	60	2023	Yes	II	2026			C	M
John Sabino	51	2024	No	II	2026
Incumbent Director Not Seeking Re-Election
Kevin C. Lavan ♦†	72	2000	Yes	III	2024	C	M		M
Yael Zheng #	59	2022	Yes	III	2024	M	C

★	Chair of the Board	AC	Audit Committee
♦	Financial Expert	CC	Compensation Committee
C	Chairperson of Committee	NCGC	Nominating and Corporate Governance Committee
M	Member of the Committee	CTC	Cybersecurity and Technology Committee

*If elected, term will expire in 2027

† Mr. Lavan, who has served as a member of the Board since 2000, will retire from the Board at the conclusion of his current term. The Board has determined that Ms. Tjon qualifies as an “audit committee financial expert” as defined by the SEC and expects to appoint Ms. Tjon, subject to her election to the Board by our stockholders at the Annual Meeting, to the Audit Committee and such other committees as the Board shall decide. The Board has also determined that Mr. Fletcher qualifies as an "audit committee financial expert" and will determine committee assignments for Mr. Fletcher, if any, following his election to the Board.

PROXY STATEMENT	22

Our Board of Directors and Corporate Governance
#    Yael Zheng, who has served as a member of the Board since 2022, voluntarily resigned from the Board effective as of the date of the Annual Meeting (which is the end of her current term) to facilitate the Board's determination to enter into the Vector Agreement and ongoing refreshment efforts.

PROXY STATEMENT	23

Our Board of Directors and Corporate Governance
Board Diversity Matrix (as of September 20, 2024)

Total Number of Directors: 8

				Did Not
Part I: Gender Identity	Female	Male	Non-Binary	Disclose Gender
Directors	3	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board Skills Matrix

The following matrix highlights the mix of key skills and experiences of our director nominees and continuing directors. This matrix is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that skill or experience. Directors have developed competencies in these skills through education, direct experience and oversight responsibilities. As part of our continued efforts to ensure our Board includes directors with the skills necessary to ensure LivePerson’s success, we have included additional categories of skills and experiences, and have updated the definitions of certain existing categories as part of the Board’s self-evaluation, and therefore, certain individuals who may have had a mark for a particular skill or experience under the previous definitions may not maintain that same mark under our updated definitions. Additional biographical information on each of the Company’s director nominees and each continuing director is set out below.

PROXY STATEMENT	24

Our Board of Directors and Corporate Governance

	Company’s Director Nominees		Continuing Directors
Name	Karin-Joyce (K.J.) Tjon	Dan Fletcher	Bruce Hansen	Vanessa Pegueros	William G. Wesemann	Jill Layfield	James Miller	John Sabino
C-Suite / Senior Leadership Experience	✔	✔	✔	✔	✔	✔	✔	✔
Corporate Strategy	✔	✔	✔	✔	✔	✔	✔
Organizational Development	✔	✔	✔	✔	✔	✔
Independence	✔	✔	✔	✔	✔	✔	✔
Financial Expertise	✔	✔	✔		✔	✔	✔
Human Capital Management	✔	✔	✔		✔	✔
Product Management / Product Development			✔	✔	✔	✔	✔
Technology / SaaS	✔	✔	✔	✔	✔		✔	✔
Artificial Intelligence / Generative AI Experience				✔			✔	✔
Cybersecurity Expertise				✔				✔
Enterprise Sales and Marketing		✔	✔		✔			✔
Strategic Transaction / M&A	✔	✔	✔	✔	✔	✔	✔
Corporate and Social Responsibility and Sustainability					✔	✔	✔

PROXY STATEMENT	25

Our Board of Directors and Corporate Governance
Company Director Nominees and Continuing Director Biographies

The following is a brief biographical summary of the experience of the Company’s director nominees and continuing directors.

Karin-Joyce (K.J.) Tjon Class III Director Nominee Independent Other Public Company Boards: 2
Ms. Tjon is a seasoned finance and operations leader with over 25 years of executive and board leadership experience including public and private technology and SaaS companies. Ms. Tjon has a proven track record of driving business transformation, and deep expertise in turnaround management as well as complex debt and cost restructuring. Ms. Tjon currently serves on the boards of directors of Solidion Technology, Inc. (NASDAQ:STI), a publicly traded company that develops and supplies technologies for electric vehicles (since 2022), Volcon, Inc., (NASDAQ:VLCN), a publicly traded electric powersports company (since 2021), and NPH International, a charitable organization. From July 2018 until May 2020, Ms. Tjon served as Chief Financial Officer of Alorica, Inc., a multi-billion dollar provider of technology-enabled customer service solutions for large enterprises, where she was instrumental in strengthening the company’s capital structure, including leading significant debt restructuring initiatives. From February 2017 until August 2017, Ms. Tjon was President and Chief Operating Officer of Scientific Games, Inc. From July 2014 until September 2016, Ms. Tjon served as the Executive Vice President and Chief Financial Officer for Epiq Systems, Inc. (“Epiq”), a publicly traded provider of technology-enabled solutions for the legal industry. From August 2011 to May 2014, Ms. Tjon served as Chief Financial Officer at Hawker Beechcraft, Inc. From 2002-2011, Ms. Tjon served as Managing Director at Alvarez & Marsal, a leading consulting firm, where her practice focused on business transformation, turnaround management and driving operating performance. Ms. Tjon also previously served on the board of Kaleyra, a global provider of enterprise mobile and omnichannel communication services from December 2022 through the company’s acquisition by Tata Communications in November 2023. Ms. Tjon earned an M.B.A. from Columbia University’s Graduate School of Business and a B.S.S. in specialized studies in Organizational Behavior from Ohio University.

The Board believes that Ms. Tjon’s significant financial, operational and leadership experience as a director, C-Suite executive and corporate advisor for public and private companies, deep expertise in turnaround management as well as complex debt and cost restructuring, along with her demonstrated track record driving operating performance and innovation make her a valuable and qualified addition to the Board.

PROXY STATEMENT	26

Our Board of Directors and Corporate Governance

Dan Fletcher Class III Director Nominee Independent Other Public Company Boards: 0
Mr. Fletcher brings over 16 years of SaaS industry financial, strategic, and operational experience, with particular specialization in financial, strategic and operational organizational transformation. An experienced CFO, his expertise includes profitability analysis and improvement, budgeting and forecasting, strategic planning, operating strategy design and execution, cash flow and working capital management, sales force effectiveness, organizational design, post-acquisition integration, and project management.

Mr. Fletcher joined Vector Capital Management, L.P. (together with its affiliates, the “Vector Group”) in June 2018, where he currently serves as an Operating Principal and has served as Chief Financial Officer for multiple Vector Group investments. Mr. Fletcher currently serves as Chief Financial Officer of Planful, a leading SaaS provider of cloud-based enterprise performance management applications (January 2022-present and December 2018-May 2020). Previously, he served as Chief Financial Officer of Marklogic, a leading provider of data management and data integration solutions for large enterprise and public sector customers (October 2020-January 2022). From 2014-June 2018, Mr. Fletcher was a Manager at Alvarez & Marsal, a leading consulting firm, where he served in interim management roles for portfolio companies of Alvarez & Marsal clients, and was previously employed an associate at Sterling Partners, a private equity firm based in Chicago, and at PwC. In addition, Mr. Fletcher has served as a director of two privately held companies: Gappify, a leading provider of accrual automation solutions for corporate accountants (August 2021 - present) and Reconext, an industry leader in providing reverse logistic solutions to wireless and electronics customers (January 2020 - March 2021). Mr. Fletcher holds a B.S. and Masters degree in Accountancy from the University of Missouri.

The Board believes that Mr. Fletcher’s extensive experience in SaaS industry operations and finance will help advance the Company’s strategic initiatives to enhance shareholder value, and make him a valuable and qualified addition to the Board. Mr. Fletcher was recommended to the Company by the Vector Group. The Board considered Mr. Fletcher's qualifications and subsequently agreed to nominate Mr. Fletcher for election to the Board as set forth in the Vector Agreement. See the second Paragraph of Proposal No. 1 - Election of Directors for a description of the Vector Agreement.

PROXY STATEMENT	27

Our Board of Directors and Corporate Governance

Continuing Directors

Bruce Hansen Class I Director Director since December 2022 Independent Committees: Audit Committee, and Cybersecurity and Technology Committee Other Public Company Boards: 2
Mr. Hansen has served as a member of the Board since December 2022. Mr. Hansen brings three decades of experience building companies across the burgeoning big data, AI/analytics, and fintech industries to LivePerson. He previously co-founded and served as Chairman and CEO of ID Analytics (now part of LexisNexis Risk Solutions), a leader in consumer risk management software solutions from 2002 to 2012. Prior to ID Analytics, Mr. Hansen was President at HNC Software Inc., a global AI software provider in financial services, wireless, and healthcare, which was acquired by FICO in 2002. Earlier in his career, he held executive roles at Center for Adaptive Systems Applications (CASA) Inc., CitiGroup, ADP, and JPMorgan Chase. Currently, Mr. Hansen serves as board chair at Verisk Analytics, Inc., which offers leading data analytics technology, and board member at Mitek Systems, Inc., a provider of identity verification solutions. Previously, Mr. Hansen served on the boards of RevSpring, Inc., a private company providing consumer communications, billing, and payments solutions, GDS Link, a private provider of customer-centric risk management and process automation solutions, Performant Financial Corp, a healthcare payment integrity company, and Zyme, a leading channel data management cloud platform that is now part of E2Open. Mr. Hansen earned an M.B.A. in finance from The University of Chicago’s Booth School of Business and an A.B. in economics from Harvard University.

Mr. Hansen brings to the Board management and operations experience gained as a senior executive of multiple data analytics businesses, current and past service on other public company boards, and a global perspective in areas such as product innovation and technology expertise, with particular knowledge of AI and fintech.

Vanessa Pegueros
Class I Director
Director since December 2022
Independent
Committees: Cybersecurity and Technology Committee (Chair), Compensation Committee and Nominating and Corporate Governance Committee
Other Public Company Boards: 0

Ms. Pegueros has served as a member of the Board since December 2022 and has served as a Venture Partner at Flying Fish Partners since 2018. Ms. Pegueros brings over three decades of experience and leadership in software, technology and cybersecurity to LivePerson. Most recently, she served as the Chief Trust & Security Officer of Onelogin, Inc., the identity platform for secure, scalable and smart experiences that connect people to technology, from 2019 until 2022. Prior to that, Ms. Pegueros served as Vice President and Chief Information Security Officer of DocuSign, Inc., the world’s leading way to electronically sign and manage contracts from 2013 until 2019. Ms. Pegueros also previously served as Senior Vice President of Information Security at U.S. Bancorp; Chief Information Security Officer at Expedia Group, Inc.; and First Vice President, Security Assessment Services at Washington Mutual, Inc. Currently, Ms. Pegueros serves on the board of Prisidio Inc., a cloud-based secure digital vault, and as a member of the board and the Audit Committee of Boeing Employee Credit Union. Previously, Ms. Pegueros served on the board of Carbon Black, Inc., an endpoint security company, which was acquired by VMware, Inc. in October 2019. Ms. Pegueros earned an M.B.A. and Public Management Certificate from Stanford Graduate School of Business, an M.S. in Telecommunications from the University of Colorado at Boulder, and a B.S. in Mechanical Engineering from the University of California at Berkeley. She is Directorship Certified through the NACD as well as a certified Qualified Technology Expert through the Digital Directors Network. She also holds GSEC, CRISC, CISM, and CISSP security certifications as well as the Certified Information Privacy Professional Europe (CIPP/E) privacy certification.

Ms. Pegueros brings to the Board extensive senior leadership experience, technological expertise and innovation, and deep knowledge in the areas of governance and organizational management.

PROXY STATEMENT	28

Our Board of Directors and Corporate Governance

Continuing Directors

William G. Wesemann
Class I Director
Director since November 2004
Independent
Committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee
Other Public Company Boards: 1

Mr. Wesemann has served as a member of the Board since November 2004. Mr. Wesemann brings experience as an executive, board member and investor in various technology companies. Mr. Wesemann has been an independent consultant and an independent investor since 2002 in the software and consumer services industries. In addition to his role as a member of the Board, Mr. Wesemann has served on the board of directors of Aclarion, Inc. (Nasdaq: ACON), a medical SAAS company that listed on Nasdaq in 2022, since 2014 and has served as its Lead Independent Director since 2022. He also serves on the boards of directors of several privately-held companies, including STATIONHEAD, a social audio company, and Mylio, a photo management company. From March 2016 until January 2019, Mr. Wesemann was CEO of LARC Networks Inc., a communication, security and privacy technology developer. Earlier in his career, Mr. Wesemann was CEO of NextPage, Inc., a provider of document management systems, CEO of netLens Inc., a peer-to-peer platform for creating distributed applications that was acquired by NextPage, and Vice President of Sales of Genesys Telecommunications Laboratories, Inc., a leader in computer-telephony integration. Mr. Wesemann earned a B.A. degree from Glassboro State College (now called Rowan University).

Mr. Wesemann brings to the Board notable technology, software and sales experience, in addition to extensive CEO, management and board experience at public and private software and technology companies.

Jill Layfield
Class II Director
Director since November 2016
Chair of the Board
Committees: Audit Committee, Compensation Committee, Cybersecurity and Technology Committee and Nominating and Corporate Governance Committee
Other Public Company Boards: 0

Ms. Layfield has served as a member of the Board since November 2016 and has been Chair of the Board since July 2023, having previously served as the Lead Independent Director. She has served as CEO of James Michelle Jewelry, a digitally-native, direct-to-consumer, jewelry company. Ms. Layfield has served in this role since June of 2022. Ms. Layfield co-founded Tamara Mellon, a digitally-native, luxury retail company, where she served as CEO from July 2016 to December 2021 and assisted in launching the first-ever digitally-led, direct-to-consumer luxury footwear brand. From November 2004 until July 2016, Ms. Layfield served in various roles at Backcountry.com, including as President and CEO from January 2011 to December 2015. During her time at Backcountry.com she significantly grew the company and successfully sold the business to TSG Consumer Partners for $350 million. Ms. Layfield also held various marketing positions at several major Silicon Valley companies. Ms. Layfield currently sits on the board of directors for The Orvis Company. Additionally, Ms. Layfield previously sat on the boards of directors of Camber Outdoors and SmartPak Equine. Ms. Layfield earned a B.A. degree in Communications—Journalism from Santa Clara University. Ms. Layfield is recognized as an innovator and industry expert in combining organizational change and advanced technologies to retool customer care for the digital, mobile era.

Ms. Layfield brings to the Board a deep experience in the retail and technology sector, operational expertise and unique expertise transforming customer experience and forging meaningful, high-quality connections between brands and consumers.

PROXY STATEMENT	29

Our Board of Directors and Corporate Governance

Continuing Directors

Jim Miller
Class II Director
Director since February 2023
Independent
Committees: Nominating and Corporate Governance Committee (Chair) and Cybersecurity and Technology Committee
Other Public Company Boards: 2

Mr. Miller has served as a member of the Board since February 2023. Mr. Miller brings over 20 years of board, C-Suite and executive experience at leading technology and e-commerce companies such as Google, Wayfair, The RealReal, Amazon, Sanmina-SCI and Cisco. Mr. Miller served as Chief Technology Officer of Wayfair, Inc. from 2019 to 2022. Prior to Wayfair, he served as Chief Executive Officer of AREVO Inc., a 3-D printing company, and previously held executive leadership roles at Google including Vice President of Operations, Ads and Commerce, and Vice President of Worldwide Operations & Google Energy LLC. Prior to joining Google, Mr. Miller was Executive Vice President at Sanmina-SCI Corporation, one of the world’s largest electronic manufacturing service providers. Mr. Miller has also held executive roles in operations and supply chain at FirstSolar, Inc., Cisco Systems, Inc. and Amazon.com, Inc. Mr. Miller currently serves on the boards of The RealReal, Inc., a Nasdaq-listed online luxury resale store and Brambles Ltd., an ASX-listed supply-chain logistics company. He previously served on the board of Wayfair before becoming its Chief Technology Officer, and ITRenew, Inc., a privately-held global provider of data sanitization and IT asset disposition (ITAD) services. Mr. Miller earned a B.S. in aerospace from Purdue University, an M.S. in mechanical engineering from the Massachusetts Institute of Technology and an M.B.A. from MIT’s Sloan School of Management.

Mr. Miller brings to the Board extensive experience in scaling rapidly-growing internet companies, technological and operational expertise and significant knowledge of financial management and corporate strategy.

John Sabino
Class II Director
Director since January 2024
Chief Executive Officer
Committees: Nominating and Corporate Governance Committee (Chair) and Cybersecurity and Technology Committee
Other Public Company Boards: 0

Mr. Sabino has served as our Chief Executive Officer (“CEO”) and as a member of the Board since January 2024. Prior to joining LivePerson, Mr. Sabino served as Chief Customer Officer of VMware, Inc., a cloud computing and virtualization technology company, from October 2021 to January 2024, where he led the company’s 7,000-person global customer success organization. From 2017 to October 2021, Mr. Sabino served as Chief Customer Officer of Splunk Inc., a software company focused on data management and digital system security solutions where he oversaw customer experience for Splunk’s more than 18,000 customers. From March 2015 to April 2017, Mr. Sabino served as Chief Operating Officer of GE Digital, an industrial software company focused on creating the infrastructure and next generation capabilities for the industrial internet, where he led operations and oversaw strategy, go-to-market, and technology infrastructure. Mr. Sabino started his career as a captain in the United States Army and has held executive roles leading commercial operations and strategic initiatives at GE Capital and NBC Universal. Mr. Sabino earned an M.B.A. from USC’s Marshall School of Business and a BS from the United States Military Academy at West Point.

Mr. Sabino brings to the Board a unique perspective on LivePerson’s business as well as his strategic vision and operational insights as the Company’s CEO. In addition, the Company values Mr. Sabino’s SaaS and enterprise software leadership experience and deep familiarity with the technology and digital business industry.

PROXY STATEMENT	30

Our Board of Directors and Corporate Governance
Corporate Governance Policies and Practices

We are committed to strong corporate governance to enhance our Board’s oversight of the Company and have adopted policies and practices in furtherance of such objective. These policies and practices include that:

•all members of our Audit Committee are “independent” under the Nasdaq rules and the rules and regulations of the SEC;
•all members of our Compensation Committee, our Nominating and Corporate Governance Committee and our Cybersecurity and Technology Committee are “independent” under the Nasdaq rules;
•the Company and the Board regularly review and evaluate the Company’s corporate governance practices as a general matter and in response to investor feedback;
•the Board maintains charters for the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Cybersecurity and Technology Committee which can be found at https://ir.liveperson.com/corporate-governance/governance-overview;
•the Board has adopted a policy regarding conflicts of interest and “related party transactions”, as defined under the Nasdaq rules and the rules and regulations of the SEC, under which all potential conflicts of interest and related party transactions must be reviewed and pre-approved by the Audit Committee; and
•an annual risk assessment of the Company’s compensation policies is conducted by the Board and the Compensation Committee.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates, corporate governance policies, and standards applicable to us in general. In addition, the Board has adopted a Code of Conduct applicable to all of our employees, including our executive officers, and our non-employee directors, as well as a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Code of Conduct and Code of Ethics can be found at https://ir.liveperson.com/corporate-governance/governance-overview.

Director Independence
The Board has determined that the Chair of the Board, Ms. Layfield, Mr. Hansen, Mr. Lavan, Mr. Miller, Ms. Pegueros, Ms. Tjon, Mr. Fletcher and Mr. Wesemann are “independent” under the Nasdaq listing requirements and the applicable rules and regulations of the SEC. The Board also determined that Mr. Lavan, who will retire from the Board at the conclusion of his current term, and Ms. Zheng, who has agreed to resign from the Board effective as of the date of the Annual Meeting, are also independent. As part of the Board’s process in making such determination, each such director provided confirmation that (a) the objective criteria for independence pursuant to the Nasdaq rules are satisfied and (b) each such director has no other relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Mr. Sabino, our CEO and a member of the Board, is an employee and therefore not “independent” under these requirements, rules and regulations.

PROXY STATEMENT	31

Our Board of Directors and Corporate Governance
Communications with Directors
In order to communicate with the Board as a whole, with non-employee directors or with specified individual directors, correspondence may be directed to LivePerson, Inc., 530 Seventh Ave, Floor M1, New York, New York 10018, Attention: Corporate Secretary. All such correspondence will be forwarded to the appropriate director or group of directors. The Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate.

Director Nominations
The Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders in accordance with its charter, our Bylaws, and the Corporate Governance Guidelines.

The processes established by our Nominating and Corporate Governance Committee to identify and evaluate director candidates, including those recommended by stockholders, include requests to Board members and others for recommendations, evaluation of biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board, all on an as-needed basis from time to time.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Specific weighting is not assigned to any of the criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. The Nominating and Corporate Governance Committee has, on certain occasions, retained a third-party executive search firm to identify or assist in the evaluation of candidates.

As part of its efforts to create a diverse Board, the Nominating and Corporate Governance Committee endeavors to include women and individuals from underrepresented communities in the pool of candidates from which the Nominating and Corporate Governance Committee identifies director nominees. In carrying out its responsibilities, the Nominating and Corporate Governance Committee values differences in business experience, professional skills, educational background, gender, race, ethnicity and/or nationality, viewpoint and other individual qualities and attributes that facilitate and enhance the oversight by the Board of the business and affairs of the Company. The Nominating and Corporate Governance Committee adheres to the Company’s philosophy of maintaining an environment free from discrimination on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

Once the Nominating and Corporate Governance Committee has identified or been recommended a prospective nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. The Nominating and Corporate Governance Committee will make its initial determination based on its own knowledge of the candidate, information provided as part of the candidate’s nomination and any supplemental inquiries to the person recommending the candidate or others. The initial determination will be based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

If the Nominating and Corporate Governance Committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request the third-party search firm to gather additional information about the prospective nominee’s background and experience. The Nominating and Corporate Governance Committee then will evaluate the prospective nominee, taking into account whether the prospective nominee is “independent” within the meaning of the listing standards of Nasdaq and such other factors

PROXY STATEMENT	32

Our Board of Directors and Corporate Governance
as it deems relevant, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee or Compensation Committee expertise, the prospective nominee’s skills and experience, the diversity of the nominee’s skills and experience in areas that are relevant to the Company’s businesses and activities, and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee will determine whether to interview the prospective nominee and, if warranted, one or more members of the Nominating and Corporate Governance Committee and others, as appropriate, will conduct interviews in person or by telephone. After completing this process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board will determine the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of management.

In addition, stockholders may nominate candidates for election to the Board so long as such stockholders comply with the requirements set forth in our Bylaws. See “Other Information—Stockholder Proposals and Nominations” beginning on page 111 of this Proxy Statement for more information on the deadline for receipt of director nominations under our Bylaws.

Attendance at Annual Meeting
While the Company has not adopted a formal policy with regard to attendance by members of the Board at annual stockholder meetings, all members of the Board are invited to attend the Company’s annual meeting of stockholders. Three directors attended the 2023 Annual Meeting.

Board Tenure/Retirement Policy
The Board does not believe that arbitrary limits on the number of consecutive terms a director may serve or on the directors’ ages are currently appropriate in light of the substantial benefits the Company generally receives from having a sustained focus on the Company’s business, strategy and industry over a significant period of time. Each individual’s performance will be assessed by the Nominating and Corporate Governance Committee in light of relevant factors in connection with assessments of candidates for nomination to be a director. However, we work hard to strike the right balance between long-term understanding of our business and fresh external perspectives, and have added four new independent directors in the past two years to help ensure diversity of backgrounds and perspectives within the Board.

PROXY STATEMENT	33

Our Board of Directors and Corporate Governance
Risk Oversight
The Board provides oversight of the Company’s management of risk. Senior management has responsibility for the management of risk and reports to the Board as needed with respect to its ongoing enterprise risk management efforts, including monitoring risk related to the Company’s business strategy, operational risk relating to the Company’s key business practices and compliance risk associated with the regulatory frameworks to which the Company is subject. Given the heightened importance and relevance of risks related to privacy, data use and cybersecurity, the Board as a whole oversees management of these risks. In exercising its oversight of risk management, the Board has delegated to the Audit Committee primary responsibility for the oversight of risks related to the Company’s financial statements, internal controls, disclosure controls, and related processes. As discussed in more detail below, the Board has delegated to the Compensation Committee primary responsibility for the oversight of risk related to the Company’s compensation policies and practices. The Board has delegated to the Nominating and Corporate Governance Committee primary responsibility for the oversight of risk related to the Company’s corporate governance practices. Each committee reports as needed to the full Board with respect to such committee’s particular risk oversight responsibilities.

Risk Assessment of Compensation Policies
The Compensation Committee, with the assistance of management and expert third-party consultants, included a risk assessment in its overall review of the Company’s compensation policies and practices in the 2023 Fiscal Year and concluded that they did not, and do not, motivate imprudent risk taking. As further discussed below in Proposal No. 3 (Advisory Approval of the Compensation of the Company’s NEOs) as it relates to the Company’s executive compensation program, the Compensation Committee noted that:

•the Company’s annual incentive compensation is based on balanced performance metrics that promote disciplined progress toward Company goals;
•the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value;
•the Company’s long-term incentives do not drive high-risk investments at the expense of long-term Company value;
•the Company’s compensation programs are appropriately balanced between cash and equity, and the equity component does not promote unnecessary risk taking; and
•Based on this assessment, the Compensation Committee and the Board concluded that the Company has a balanced pay and performance program that is consistent with the Company’s business model and long-term goals, and does not promote excessive risk taking.

Board Meetings and Committees
The Board held four regular quarterly meetings, as well as 24 interim meetings, during the 2023 Fiscal Year. During the 2023 Fiscal Year, each director attended or participated in at least 75% of the meetings of the Board that were held while such director served on the Board and in at least 75% of the meetings of the committees of the Board on which such director served.

Directors who are not members of the Company’s management meet at regularly scheduled executive sessions without members of management present. The Board and the Audit Committee generally hold executive sessions at each regularly scheduled meeting. The Compensation Committee holds executive sessions as needed.

PROXY STATEMENT	34

Our Board of Directors and Corporate Governance
Audit Committee

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between LivePerson and its officers, directors and affiliates, oversees whistleblower procedures and performs other duties and responsibilities as set forth in a charter approved by the Board. The charter of the Audit Committee is available at https://ir.liveperson.com/corporate-governance/governance-overview. Each member of the Audit Committee is independent, as “independence” is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The Audit Committee held four meetings during the 2023 Fiscal Year.

The members of the Audit Committee of our Board during the 2023 Fiscal Year were Mr. Lavan (Chair), Mr. Hansen, Ms. Layfield, Mr. Wesemann and Ms. Zheng.

The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including LivePerson’s balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Mr. Lavan satisfies the Nasdaq rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member’s financial sophistication, including being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Mr. Lavan is the Audit Committee’s “audit committee financial expert” as defined by the SEC. Mr. Lavan will retire from the Board at the conclusion of his current term. The Board has determined that Ms. Tjon qualifies as an “audit committee financial expert” as defined by the SEC and expects to appoint Ms. Tjon, subject to her election to the Board by our stockholders at the Annual Meeting, to the Audit Committee and such other committees as the Board shall decide.

Compensation Committee

The Compensation Committee’s primary responsibility is to review and approve the compensation to be paid or provided to the Company’s executive officers and to ensure that such compensation is in line with the Company’s strategy, sound corporate governance principles and stockholder interests. The Compensation Committee also oversees the Company’s compensation, equity and employee benefit plans and programs and performs other duties and responsibilities as set forth in a charter approved by the Board. The charter of the Compensation Committee is available at https://ir.liveperson.com/corporate-governance/governance-overview. The CEO and the Human Resources Department present compensation and benefit proposals to the Compensation Committee for the Committee’s consideration and approval. Each member of the Compensation Committee is independent, as “independence” is defined for purposes of Compensation Committee membership by the listing standards of Nasdaq and a “non-employee director” as defined in Rule 16b-3(b)(3) under the Exchange Act. The Compensation Committee deliberated at four scheduled board meetings and held five Compensation Committee meetings during the 2023 Fiscal Year.

The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities. The Company from time to time engages the services of a compensation consultant to provide market and peer compensation data to the Company. The Compensation Committee annually reviews this market and peer compensation data, and the Compensation Committee engaged Compensia as the Committee’s independent compensation consultant throughout the 2023 Fiscal Year. Compensia is an independent compensation advisory firm specializing in executive compensation benchmarking and design and corporate governance consultation.

PROXY STATEMENT	35

Our Board of Directors and Corporate Governance
The members of the Compensation Committee of our Board during the 2023 Fiscal Year were Ms. Zheng (Chair), Mr. Lavan, Ms. Layfield, Mr. Fred Mossler (until October 2023), Ms. Pegueros and Mr. Wesemann.

Compensation Committee Interlocks and Insider Participation
During the 2023 Fiscal Year:
•none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;
•none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;
•none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;
•none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and
•none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on our Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board is responsible for identifying individuals qualified to become Board members, recommending to our Board the persons to be nominated for election as directors and to each of the Board’s committees, reviewing and making recommendations to the Board with respect to Board and management succession planning, developing and recommending to the Board corporate governance principles and policies, reviewing stockholder proposals and overseeing evaluation of the Board and each committee thereof, as needed. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing the Company’s policies, practices, risk management, and public disclosure regarding environmental, social and governance matters. The charter of the Nominating and Corporate Governance Committee is available at https://ir.liveperson.com/corporate-governance/governance-overview. The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described above under “Director Nominations.” Each member of the Nominating and Corporate Governance Committee is “independent,” as defined under the rules of Nasdaq. The Nominating and Corporate Governance Committee deliberated as needed during regularly scheduled board meetings.

The members of the Nominating and Corporate Governance Committee of our Board during the 2023 Fiscal Year were Mr. Miller (Chair), Ms. Layfield, Ms. Pegueros and Mr. Wesemann.

Cybersecurity and Technology Committee

The Cybersecurity and Technology Committee oversees management of cybersecurity risks to the Company. The information security team provides periodic reports to the Cybersecurity and Technology Committee, as well as to the full Board, the Company’s Chief Executive Officer and other members of senior management, as appropriate. These reports include updates on the Company’s cyber risks and threats, the status of projects to strengthen its information security systems, assessments of the cybersecurity program and the emerging threat landscape. The cybersecurity program is periodically evaluated by internal and external experts with the results of those reviews reported to senior management and the Board.

PROXY STATEMENT	36

Our Board of Directors and Corporate Governance
The Cybersecurity and Technology Committee of our Board was formed as of January 2024, and the following directors were elected to serve on the committee: Ms. Pegueros (Chair), Ms. Layfield, Mr. Hansen, Mr. Lavan and Mr. Miller.

Operating Committee

The Operating Committee worked with the Company’s management to identify and recommend to the Board opportunities for improvement in go to market function, growth outlook, cost structure, margin profile, and capital allocation and recommended opportunities for improvement to the Board. In connection with the appointment of Mr. Sabino as our CEO earlier this year, the Operating Committee was disbanded.

No Family Relationships

There are no family relationships between any of our officers and directors.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Delinquent Section 16(a) Reports

The members of our Board, our executive officers and persons and entities who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires each of them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon a review of the copies of Section 16(a) reports that LivePerson has received from such persons or entities, and the written representations received from the members of our Board and our executive officers that no other reports were required, for transactions in our common stock and their common stock holdings for the 2023 Fiscal Year, LivePerson believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and beneficial owners of more than 10% of its common stock, other than one late Form 3 and one late Form 4 with respect to eleven transactions, both filed by Vector Capital Management, L.P.

PROXY STATEMENT	37

Director Compensation
DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation of our non-employee directors in the 2023 Fiscal Year. Following the table is a discussion of material factors related to the information disclosed in the table.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (1)(2)(3)	Option Awards ($)(4)	Total ($)
Kevin C. Lavan	67,500	200,003	—	267,503
Jill Layfield	128,333(5)	200,003	—	328,336
Fred Mossler (6)	35,625	—	—	35,625
William G. Wesemann	65,833	200,003	—	265,836
Ernest Cu (7)	—	—	—	—
Vanessa Pegueros (8)	62,299	317,298	—	379,597
Bruce Hansen (8)	50,549	317,298	—	367,847
Yael Zheng (8)	53,077	317,298	—	370,375
James Miller (8)	43,636	317,298	—	360,934
(1) Non-employee directors are eligible to receive their annual equity award in the form of RSUs. In addition, directors may elect to receive their annual cash retainer in the form of RSUs.
(2) The amounts included in the “Stock Awards” column represent the grant date fair value of RSU awards granted to our directors in 2023 computed in accordance with ASC Topic 718 and in accordance with SEC rules. Details and assumptions used in calculating the grant date fair value of the RSU awards may be found in Note 13 of the Company’s consolidated financial statements contained in our Annual Report on Form 10-K for the 2023 Fiscal Year, as filed with the SEC. The amounts included in this column reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the directors, and there is no assurance that these grant date fair values will ever be realized by the non-employee directors. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3) As of December 31, 2023, the number of shares underlying unvested RSUs for each director were: for Mr. Lavan, 59,881; for Ms. Layfield, 59,881; for Mr. Wesemann, 59,881; for Ms. Pegueros, 84,944; for Mr. Hansen, 84,944; for Ms. Zheng, 84,944; and for Mr. Miller, 84,944.
(4) As of December 31, 2023, the number of shares underlying unexercised stock options for each director were: Mr. Lavan, 169,917; Ms. Layfield, 141,017; Mr. Mossler, 77,137; and Mr. Wesemann, 186,017.
(5) Ms. Layfield was appointed as Lead Independent Director in July 2022, when the role of Lead Independent Director was created. Ms. Layfield was entitled to a retroactive payment in respect of the additional Lead Independent Director retainer of $20,000, payable for her service from July 2022 through June 2023 in the position of Lead Independent Director, which additional cash retainer was approved in by the Board in February 2023 and was paid to Ms. Layfield in July 2023 (the full amount of which is reflected in the table above as part of her 2023 Fiscal Year compensation). In connection with the transition of the Company’s CEO, Ms. Layfield was appointed as Chair of the Board (effective July 10, 2023). In August 2023, the Board approved an annual retainer of $100,000 for service as the independent Chair of the Board, in lieu of any additional retainer for the role of Lead Independent Director, and her payments for the remainder of 2023 were prorated accordingly.
(6) Mr. Mossler did not stand for reelection at the 2023 annual meeting and ceased to serve on the Board as of October 5, 2023.
(7) Mr. Cu resigned from the Board on February 7, 2023. In connection with his resignation, Mr. Cu voluntarily returned all cash fees that were paid to him in 2022.
(8) Ms. Pegueros, Mr. Hansen, and Ms. Zheng were appointed to the Board on December 27, 2022, and Mr. Miller was appointed to the Board on February 13, 2023. As a newly-appointed member of the Board, each director’s cash compensation was prorated to reflect his or her service commencement date, which for Ms. Pegueros, Mr. Hansen, and Ms. Zheng includes his or her service at the end of the 2022 Fiscal Year. Furthermore, as a newly-appointed member of the Board, in addition to their

PROXY STATEMENT	38

Director Compensation
annual equity awards of RSUs granted in October 2023 with a grant date fair value of $200,003, each director received an initial grant of 25,063 RSUs, with a grant date fair value of $117,295, which represents a reduced initial equity award intended to generally align with each new directors’ service on the Board for approximately half of the annual board service year.

The Company’s non-employee directors are compensated in accordance with a fee schedule that is approved by the Compensation Committee, that generally operates on an annual cycle from July 1 - June 30 each year. Directors who are also our employees receive no additional compensation for their services as directors. The Compensation Committee reviews and recommends to the Board appropriate director compensation programs for service as directors, committee chair and committee members. In order to determine the Board compensation framework, the Compensation Committee typically reviews comparative market composite data provided by Compensia.

Consistent with the Company’s compensation philosophy, non-employee director compensation is positioned competitively against companies of similar size, complexity and growth trajectory, and is reviewed by the Board periodically with changes, if any, generally being implemented for the next Board compensation cycle.

For his or her services in Fiscal Year 2023, each non-employee director received compensation in accordance with the following:

Annual Cash Retainer	$35,000
Annual Cash Retainer for Chair of the Board	$100,000	(1)
Annual Equity Grant	$200,000	(2)
(1) Ms. Layfield was appointed as Lead Independent Director in July 2022, when the role of Lead Independent Director was created. Ms. Layfield was entitled to a retroactive payment in respect of the additional Lead Independent Director retainer of $20,000, payable for her service from July 2022 through June 2023 in the position of Lead Independent Director, which additional cash retainer was approved in by the Board in February 2023 and was paid to Ms. Layfield in July 2023. In connection with the transition of the Company’s CEO, Ms. Layfield was appointed as Chair of the Board (effective July 10, 2023). In August 2023, the Board approved an annual retainer of $100,000 for service as the independent Chair of the Board, in lieu of any additional retainer for the role of Lead Independent Director, and her payments for the remainder of 2023 were prorated accordingly.
(2) Newly appointed directors to the Board receive an initial equity grant equal to the annual equity retainer of $200,000, the value of which may, in the Board’s discretion, be prorated based on the timing of the new director’s commencement of service.

Members of our Committees, other than the Chairpersons, receive the following additional compensation (which is paid quarterly in arrears and prorated for any partial quarters of service):

Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000
Operating Committee (1)	$5,000
(1) The Operating Committee was disbanded in 2024.

The Chairpersons of our Committees receive the following additional compensation (which is paid quarterly in arrears and prorated for any partial quarters of service):

Audit Committee	$20,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Operating Committee (1)	$10,000
(1) The Operating Committee was disbanded in 2024.
In connection with the CEO transition in 2023, the Board formed a special CEO search committee chaired by Ms. Pegueros, with Messrs. Wesemann and Miller serving as committee members. Ms. Pegueros received additional

PROXY STATEMENT	39

Director Compensation
compensation of approximately $6,660 for her service as chair, and each of Messrs. Wesemann and Miller received approximately $3,300 for their service as committee members. Payments were generally made quarterly in arrears.
For the 2023 Fiscal Year, directors received their annual equity award in the form of RSUs. In addition, directors were permitted to elect to receive their annual cash retainer in the form of RSUs. Equity grants to the directors generally cliff vest on the earlier of one year from grant, or the date of the next annual stockholder’s meeting, subject to the director’s continued service though the vesting date.

PROXY STATEMENT	40

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed BDO USA, P.C. (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, including each quarterly interim period therein, and the Board is asking the stockholders to ratify this appointment at the Annual Meeting.

Although stockholder ratification of the Audit Committee’s appointment of BDO is not required, the Board considers it desirable for the stockholders to pass upon the selection of the independent registered public accounting firm. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

A representative from BDO is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The following table presents fees for professional audit services and other services provided to LivePerson by BDO for the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit Fees (1)	$2,055,855	$1,845,960
Audit-Related Fees (2)	$—	$125,000
Tax Fees (3)	$—	$—
All Other Fees	$—	$—
(1)“Audit Fees” consist of fees for professional services rendered in connection with the audit of the Company’s consolidated annual financial statements, the review of the Company’s interim condensed consolidated financial statements included in quarterly reports, the audits in connection with statutory and regulatory filings or engagements, and the audit of the Company’s internal controls over financial reporting.
(2)“Audit-Related Fees” consist primarily of fees for professional services rendered in connection with acquisition accounting due diligence.
(3)“Tax Fees” consist of fees billed for professional services rendered for tax compliance, tax consulting and tax planning services.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services. The Audit Committee has authorized each of its members to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.

As early as practicable in each fiscal year, the independent registered public accounting firm provides to the Audit Committee a schedule of the audit and other services that they expect to provide or may provide during the year. The schedule is specific as to the nature of the proposed services, the proposed fees and other details that the Audit

PROXY STATEMENT	41

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Committee may request. The Audit Committee by resolution authorizes or declines the proposed services. Upon approval, this schedule serves as the budget for fees by specific activity or service for the year.

A schedule of additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit Committee for their consideration and approval at any time. The schedule is required to be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.

Required Vote
The affirmative vote of a majority of the stock having voting power that is present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the subject matter of the proposal, is required to ratify the Audit Committee’s selection of BDO. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the Company’s or our stockholders’ best interests.

The Board unanimously recommends a vote on the GOLD universal proxy card “FOR” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROXY STATEMENT	42

Audit Committee Report
AUDIT COMMITTEE REPORT

Membership and Role of the Audit Committee

The Audit Committee consists of the following members of the Company’s Board: Kevin C. Lavan (Chair), Bruce Hansen, Jill Layfield, William G. Wesemann and Yael Zheng. Each member of the Audit Committee is independent, as “independence” is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including LivePerson’s balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Mr. Lavan satisfies the Nasdaq rule requiring that at least one member of our Board’s Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Mr. Lavan is an “audit committee financial expert” as defined by the SEC. Mr. Lavan will retire from the Board at the conclusion of his current term. The Board has determined that Ms. Tjon qualifies as an “audit committee financial expert” as defined by the SEC and expects to appoint Ms. Tjon, subject to her election to the Board by our stockholders at the Annual Meeting, to the Audit Committee and such other committees as the Board shall decide.

The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves transactions between LivePerson and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board. The Audit Committee charter is available at http://www.liveperson.com/company/ir/corporate-governance.

Review of the Company’s Audited Consolidated Financial Statements for the 2023 Fiscal Year

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor for the Company’s 2023 Fiscal Year, BDO, was responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

In performing its oversight role, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2023 Fiscal Year with the Company’s management. The Audit Committee has separately discussed with BDO, the Company’s independent registered public accounting firm for the 2023 Fiscal Year, the matters required to be discussed by PCAOB Auditing Standard No. 1301 (“Communication with Audit Committees”), as amended, which includes, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements. In addition, the Audit Committee received the written disclosures and the letter from BDO, as required where applicable, by the PCAOB, regarding BDO’s communications on matters of independence. The Audit Committee has further discussed with BDO the firm’s independence from the Company.

PROXY STATEMENT	43

Audit Committee Report
Conclusion

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the 2023 Fiscal Year for filing with the SEC.

Not all of the members of the Audit Committee are professionally engaged in the practice of auditing or accounting and not all are necessarily experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations, efforts and discussions referred to above do not ensure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with generally accepted accounting principles or that BDO is in fact “independent.”

Submitted by the Audit Committee of the Company’s Board:

Kevin C. Lavan (Chair)
Bruce Hansen
Jill Layfield
William G. Wesemann
Yael Zheng

The Audit Committee report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PROXY STATEMENT	44

Proposal No. 3 Advisory Approval of the Compensation of Our Named Executive Officers
PROPOSAL NO. 3 ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

At our 2023 annual meeting of stockholders, a majority of our stockholders recommended that an advisory resolution with respect to NEO compensation be presented to the Company’s stockholders every year. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. Our Board adopted the stockholders’ recommendation for the frequency of the “say-on-pay” vote, and accordingly, we are requesting your advisory approval of the compensation of our NEOs as disclosed in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion set forth on pages 45 to 79 of this Proxy Statement, as required under Section 14A of the Exchange Act.

As more fully described in this Proxy Statement under the heading “Compensation Discussion and Analysis,” the Company’s executive compensation program is designed to attract and retain the caliber of officers needed to ensure the Company’s continued growth and profitability, to align incentives with the Company’s fiscal performance, to reward officers’ individual performance against objectives that achieve the Company’s strategy and the creation of long-term value for stockholders, and to provide a balanced approach to compensation that properly aligns incentives with Company performance and stockholder value and does not promote inappropriate risk taking.

We believe that we utilize a well-proportioned mix of security-oriented compensation, recruitment-based or retention-focused benefits, as appropriate, and at-risk compensation which produces both short-term and long-term performance incentives and rewards. By following this approach, we provide each of our NEOs, a measure of security in the base compensation that each individual is eligible to receive, while motivating the NEO to focus on the business metrics that will produce a high level of performance for the Company, as well as promote executive retention. Maintaining this pay mix results fundamentally in a pay-for-performance orientation for our NEOs.

At our 2023 annual meeting of stockholders, 88% of the votes cast supported our executive compensation program and decisions. We interpreted the results of the 2023 vote as a strong endorsement of our executive compensation program’s design and direction.

We encourage you to carefully review the “Compensation Discussion and Analysis” beginning on page 45 of this Proxy Statement for additional details on LivePerson’s executive compensation, including LivePerson’s compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our NEOs in the 2023 Fiscal Year.

We are asking you to indicate your support for the compensation of our NEOs as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to approve, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to LivePerson, Inc.’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion of this Proxy Statement, is hereby approved.

PROXY STATEMENT	45

Proposal No. 3 Advisory Approval of the Compensation of Our Named Executive Officers
Required Vote
Although, as an advisory vote, this proposal is not binding upon us or the Board, the Compensation Committee, which is responsible for approving or recommending to the full Board the amount and form of compensation to be paid to our executive officers, including our NEOs, will carefully consider the stockholder vote on this matter, along with all other expressions of stockholder views it receives on specific policies and desirable actions. The affirmative vote of a majority of the stock having voting power that is present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the subject matter of the proposal is required to approve this Proposal No. 3.

The Board unanimously recommends a vote on the GOLD universal proxy card “FOR” the approval of the executive compensation of our named executive officers.

PROXY STATEMENT	46

Executive Compensation
EXECUTIVE COMPENSATION
Executive Officers
The following is a brief biographical summary of the experience of the executive officers of LivePerson as of September 20, 2024.

John Sabino’s biography can be found above in this Proxy Statement and is included with the biographies of the other members of the Board. Biographies for our other executive officers are listed below.

John D. Collins, 42, has served as our Chief Financial Officer (“CFO”) since February 2020 and our Chief Operating Officer (“COO”) since January 2024. He also served as our Interim Chief Executive Officer from August 2023 to January 2024. Drawing on his experience as a founder, data scientist, and institutional investor, John brings a modern vision and skillset to his work. As CFO, he has played a critical role in driving LivePerson’s corporate strategy and business development efforts, including successfully executing M&A, divestiture, and capital markets transactions. Mr. Collins joined LivePerson in September 2019 to lead the development of automations and machine learning to support strategic decision making and predictive analytics as SVP of Quantitative Strategy. In 2013, Mr. Collins co-founded Thasos, a New York City-based predictive intelligence company powering large-scale equity trading platforms. Mr. Collins served in various capacities at Thasos, including, most recently, as an Advisory Board Member, as its Chief Product Officer (2016–2019) and as its Portfolio Manager (2013–2016). Prior to that, Mr. Collins held roles in the financial services industry, including regulating financial firms at the NYSE, and structuring transactions in leveraged finance at Credit Suisse. Mr. Collins earned his J.D. from Chicago-Kent College of Law at Illinois Institute of Technology, his M.B.A. from the Massachusetts Institute of Technology, and his B.S. from the University of Central Florida.

Monica L. Greenberg, 56, has served as our Executive Vice President of Policy and General Counsel since April 2019, and since August 2023 has served as our acting Head of People. She also served as our Executive Vice President, Corporate Development, Strategic Alliances and General Counsel from December 2017 to April 2019, our Executive Vice President, Business Affairs and General Counsel from February 2014 to December 2017 and our Senior Vice President, Business Affairs and General Counsel from November 2006 to February 2014. From May 2004 until October 2006, Ms. Greenberg was an independent consultant. From April 2000 until April 2004, Ms. Greenberg served as Vice President, General Counsel and Senior Corporate Counsel of Nuance Communications, Inc. Previously, from January 1999 to March 2000, Ms. Greenberg was the principal of a small business. From July 1996 to December 1998, Ms. Greenberg was associated with the law firm of Wilson Sonsini Goodrich & Rosati in Palo Alto, California. From September 1994 to July 1996, Ms. Greenberg was associated with the law firm of Willkie Farr & Gallagher in New York, New York. Ms. Greenberg earned her J.D. from Boston University School of Law, where she was a member of the Boston University Law Review, and a B.A. from the University of Pennsylvania.

Jeffrey Ford, 45, has served as our Chief Accounting Officer (“CAO”) since August 2023. Mr. Ford leads LivePerson’s finance and accounting functions, including procurement, treasury, payroll, equity administration, billing and collections, revenue, corporate controllership, M&A, tax, technical accounting and financial reporting, and business systems. Before joining LivePerson, Mr. Ford held senior finance and accounting roles at CrowdStrike Holdings, a cybersecurity technology company, during 2021, and Stripe, a financial services company, during 2022, where he drove innovation, optimized finance and accounting operations, and coached high-impact teams. Prior to that, Mr. Ford was at KPMG LLP, a global network of professional firms providing audit, tax and advisory services, for 20 years, most recently as a partner where he held various leadership roles and served in the Department of Professional Practice. Mr. Ford currently serves as a Board Member and Audit Committee Chair of Alternative Family Services. Mr. Ford is based in the San Francisco bay area and earned his B.S. in Accounting and B.A. in Business Administration and Economics from the University of Redlands. Mr. Ford is a certified public accountant.

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Executive Compensation
Alex Kroman, 44, has served as our Chief Product & Technology Officer since March 2023. Mr. Kroman oversees LivePerson’s global technology organization. Prior to LivePerson, Mr. Kroman served for over a decade as General Manager and Senior Vice President of Product & Engineering at New Relic, a digital intelligence company, from May 2012 to September 2022, where he was the first engineering manager and led the company’s engineering organization and new product development during a period of hypergrowth from $5 million to $850 million in revenue. Before New Relic, Mr. Kroman held engineering leadership roles at OpenSourcery, Cargill, and Dark Horse Comics. Mr. Kroman is based in Portland, Oregon and earned his B.S. in Information Systems from Miami University.
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for our NEOs for the 2023 Fiscal Year, listed below. The CD&A also describes the process followed by the Compensation Committee of the Board (referred to as the “Compensation Committee” or the “Committee” in this CD&A) for making pay decisions with respect to our NEOs, as well as its rationale for specific decisions related to the 2023 Fiscal Year NEO compensation matters. For the 2023 Fiscal Year, our NEOs included:

•John D. Collins, our COO and CFO, and former Interim CEO;
•Monica L. Greenberg, our Executive Vice President of Policy and General Counsel;
•Alex Kroman, our Chief Product & Technology Officer;
•Jeffrey Ford, our CAO; and
•Robert P. LoCascio, our former CEO.

Mr. Sabino, our CEO, joined the Company as of January 10, 2024. For additional detail regarding the changes to our management team, please refer to the section of this Proxy Statement titled “Management Changes” below.

Our Company
LivePerson, Inc. is the enterprise leader in digital customer conversation. Over the past decades, consumers have made digital conversations a primary way to communicate with others. Since 1998, we have enabled meaningful connections between consumers and our customers through our platform and currently power more than one billion connections and conversations each month. These digital and artificial intelligence (“AI”)-powered conversations decrease costs and increase revenue for our brands, resulting in more convenient, personalized and content-rich journeys across the entire consumer lifecycle, and across consumer channels. AI has accelerated our capability to leverage prior conversations and our customers’ existing investments in Generative AI and Large Language Models (“LLMs”) to enhance the consumer experience and to improve results for our customers by empowering them to leverage the latest developments in AI and LLMs, in a safe and secure environment.

The Conversational Cloud, the Company’s enterprise-class digital customer conversation platform, is trusted by the world’s top brands to accelerate their contact center transformation, orchestrate conversations across all channels, departments and systems, increase agent productivity, and deliver more personalized, AI-empowered customer experiences. The Conversational Cloud powers conversations across each of a brand’s primary digital channels, including mobile apps, mobile and desktop web browsers, short messaging service (“SMS”), social media and third-party consumer messaging platforms. Brands can also use the Conversational Cloud to message consumers when they dial a 1-800 number instead of forcing them to navigate interactive voice response systems and wait on hold.

Most recently, the Conversational Cloud has been enhanced to provide a secure platform with appropriate guardrails to deploy Generative AI and LLMs in ways that help consumers and drive results for brands without sacrificing trust.

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Executive Compensation
LivePerson’s digital customer conversation platform enables what the Company calls “the tango” of humans, LivePerson bots, third-party bots and LLMs, whereby humans act as bot managers, overseeing AI-powered conversations and seamlessly stepping into the flow when a personal touch is needed. Agents become highly efficient, leveraging the AI engine (including generative AI capabilities) to surface relevant content, define next-best actions and take over repetitive transactional work so that the agent can focus on relationship building. By seamlessly integrating messaging with the Company’s proprietary Conversational AI, as well as bots, the Conversational Cloud offers brands a comprehensive approach to scaling automations across their millions of customer conversations.

2023 Executive Compensation Program Overview

Management changes. We experienced significant changes to our executive management team during the 2023 Fiscal Year. On July 10, 2023, the Company and Mr. LoCascio entered into a letter agreement, pursuant to which the Company delivered notice to Mr. LoCascio that the term of his employment agreement with the Company would not be renewed upon the conclusion of its current term on December 31, 2023. On August 8, 2023, the Company announced that it had entered into an additional letter agreement with Mr. LoCascio pursuant to which, effective August 7, 2023, Mr. LoCascio would no longer serve as CEO and would assume the role of Special Advisor to the Board through December 31, 2023. Our Board appointed John Collins, our CFO, to serve as our Interim CEO while the Board conducted a search for a new CEO. Mr. Collins served as Interim CEO through January 9, 2024, when Mr. Sabino, our new CEO commenced employment. At that time, Mr. Collins began serving as our COO and continues to serve as our CFO. In addition, in August 2023, we hired Jeffrey Ford to serve as our CAO, and our former CAO, Norman Osumi transitioned to serve in a strategic role within our finance department.

Compensation program focused on balancing business needs. In light of the CEO transition in 2023, attention was given to securing and recruiting key management talent through a focused but affordable retention program within available cash and equity compensation budgets and, in the case of newly hired executives, thoughtful inducement equity grants, as well as continuing variable incentive programs, for which the compensation amount increases based on company performance against operational and financial goals and stock price performance over the applicable vesting period.

Annual incentives redesigned to reward achievement in core business. Performance metrics for the annual incentive program were updated in 2023 to include B2B Core Recurring Monthly Revenue, B2B Core New Annual Recurring Revenue, and B2B Core Free Cash Flow, to focus on both core revenue and profitability. Annual performance bonuses for our NEOs were paid out at 57% of target amounts for the 2023 Fiscal Year.

Continued operation of best governance practices. Consistent with our commitment to best governance practices, we continue to focus on maintaining policies to mitigate risk in our executive compensation program, including maintenance of robust stock ownership guidelines for our executives that were first adopted in 2022, and updating our compensation recovery policy to comply with NASDAQ listing standard requirements.

Stockholder Engagement and Say-on-Pay
We believe that regular, transparent communications with our stockholders are essential to our long-term success. We value the opinions of our stockholders and we are committed to a meaningful stockholder engagement program to solicit feedback and encourage open, transparent and candid discussion about our strategic priorities, governance programs and sustainability priorities that are important to our stockholders.
Each year, we consider the results of our stockholder advisory say-on-pay vote from the preceding year. At our 2023 annual meeting of stockholders, 88% of the votes cast supported our executive compensation program. Our executive compensation program continues to evolve based on our business needs and to reflect market conditions, with the interests and perspectives of our stockholders in mind.
We engage with our stockholders in a variety of ways, including as follows:

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Executive Compensation
•We regularly speak with stockholders, prospective stockholders and investment analysts.
•We participate in equity conferences and investor events across the United States and virtually; and
•We also directly engage with stockholders to solicit feedback on the following matters: executive compensation, environmental, social and governance strategies and practices and other topics of interest related to our business.
As part of our engagement efforts, we seek to provide our investors with insight into our business and practices, answers to their questions, and responses to the valuable insight and feedback they share. We also review and discuss stockholder feedback internally to help ensure we are proactively assessing and informing our policies, programs and areas of focus, as well as balancing the priorities of our stockholders. We intend to continue our efforts to engage with, and solicit feedback from, our stockholders and will, in turn, carefully consider, and may implement, revisions to our compensation programs as a result of that feedback.

Compensation Governance
We believe the following practices and policies, embedded in our current NEO compensation plans and programs, promote sound compensation governance and are in the best interests of our stockholders and executives:

	What We Do		What We Don’t Do
✓	Emphasize variable incentive pay	✗	No excise tax gross-ups
✓	Maintain a clawback policy covering all incentive awards	✗	No guaranteed bonuses or annual equity awards
✓	Maintain a fully independent Compensation Committee	✗	No excessive perquisites or excessive cash severance
✓	Retain an independent compensation consultant	✗	No option repricing or exchange without stockholder approval
✓	Benchmark executive pay annually against a set of peer companies to help inform decision making	✗	No hedging
✓	Design compensation programs that would not encourage excessive risk taking	✗	No dividends paid on unvested equity awards
✓	Cap bonus payouts

What Guides Our Program
Compensation Philosophy, Strategy and Objectives
The philosophy underlying our executive compensation program is to employ and retain the best leaders in our industry to ensure we execute on our business goals, to reward both individual and company performance in order to promote continued growth and profitability, and to effectively create long-term stockholder value. Our executive compensation program strategy is, therefore, driven by the following objectives:

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Executive Compensation

Pay for Performance	A significant portion of an executive’s total compensation should be variable and at risk and aligned with our performance results.
Stockholder Alignment	Executives should be compensated through pay elements (cash and equity-based incentives) designed to align executive compensation with the creation of long-term value for our stockholders.
Competitiveness	Target compensation should be set at a level that is competitive with that being offered to individuals holding comparable positions at other companies with which we compete for business and leadership talent.
Attraction and Retention	The executive compensation program should enable the Company to attract and retain high-potential team players with exceptional leadership capabilities who want to build a long-term career with the Company.
Elements of Compensation
In order to achieve our compensation objectives and to support our strategy and compensation philosophy, each as outlined above, our compensation program for the 2023 Fiscal Year has been designed to include the following principal pay elements:

Element	Form of Payment	Purpose
Base Salary; Retention Award	Cash (Fixed)
• Provides a competitive fixed rate of pay relative to similar positions in the market.
• Enables the Company to attract and retain critical executive talent.
• Based on job scope, level of responsibilities, individual performance, experience and market levels. Retention awards granted in 2023 ensure continued service of key executive talent to maintain stability of the management team through the Company’s CEO transition.

Annual Incentive	Cash (Variable)
• Focuses executives on achieving important annual financial and strategic goals that drive stockholder value.
• Rewards attainment of annual business goals.
• Allows for assessment of individual performance and contribution.
• Potential payout capped at two times an NEO’s target bonus opportunity.

Equity-Based Incentives	Equity (Variable)	• Provides incentives for executives to maintain focus on long-term stockholder value creation. • Supports the Company’s executive retention strategy.

The Company also offers certain benefits, including medical, dental and life insurance benefits, and retirement savings that it considers to be consistent with industry practices and important for competitive recruitment and retention. The NEOs are eligible to participate in these programs on the same basis as our other employees. The Company does not offer special benefits such as supplemental executive retirement plans, perquisites, excise tax gross-ups or tax equalization.

Pay Mix

In accordance with our executive compensation philosophy, a significant portion of our continuing NEOs’ target pay is incentive-based, and therefore is considered “at risk.” This incentive-based compensation includes a target annual bonus award opportunity, payout of which is determined based on the Company’s success over certain financial-based metrics and paid in cash in the first quarter Fiscal Year 2024, and equity-based incentive awards delivered in the form of RSU awards either as part of our annual equity grant program or as part of a new-hire award. The value of the equity compensation package for each NEO increases as the value of our shares increase, and the value of the compensation package decreases as our share value decreases. This approach directly aligns each NEO’s interests

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Executive Compensation
with those of our stockholders in both times of share price growth and times of share price pressure. Certain NEOs also received cash retention awards that become payable in January 2024 and July 2024, subject to the executive’s continued employment (described more fully in the section of this Proxy Statement titled “Compensation Decisions Related to the CEO Transition” below).

The general pay mix for our NEOs is depicted in the graph below. The graph illustrates, as an average for all of our NEOs, other than Mr. LoCascio (given his departure from an executive role mid-year), the target annual total direct compensation (base salary, which includes benefits, but excludes the special retention grants awarded in 2023 subject to continued employment), target annual incentive opportunity, and the grant date fair value of equity-based incentives awarded in 2023. For this purpose, the annual bonus amount is measured at target and equity awards are measured at the time of grant.

NEO Average Pay Mix
Base Salary
26%
Target
Annual
Bonus
13%
Equity
Component
61%
74%
"At Risk"

The Role of the Compensation Committee
The Compensation Committee, composed of independent, non-employee members of the Board, oversees the executive compensation program for our NEOs. The Compensation Committee works closely with an independent compensation consultant, Compensia, the terms of whose engagement are described in the section of this Proxy Statement titled “The Role of the Independent Compensation Consultant” below. The Compensation Committee also seeks the input of management to examine the effectiveness of the Company’s executive compensation program throughout the year. The Compensation Committee reviews executive compensation and market and peer compensation data annually, in conjunction with annual operational and financial planning for the current fiscal year and periodically as needed for specific executive compensation issues that may arise at other times. The Compensation Committee generally makes determinations regarding compensation for our NEOs and, in its discretion, for our other executive officers. For our CEO, the Compensation Committee makes recommendations regarding compensation to the full Board for final approval. Details of the Compensation Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which may be accessed at our website, www.liveperson.com, by selecting “Investor Relations,” and then “Governance,” and then “Governance Overview.”

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Executive Compensation
The Role of Management

Our CEO, and Interim CEO, with input from a committee of certain executives, assisted the Compensation Committee by presenting it with proposals and recommendations for NEO compensation levels (other than for himself), information on Company performance and the individual performance of each NEO, and management’s perspective and recommendations on compensation design matters (except that the CEO and senior executives, to the extent present, recused themselves from that portion of the Compensation Committee meetings involving their own compensation).

The Role of the Independent Compensation Consultant

Under its charter, the Compensation Committee has the authority to retain an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of the inherent risks of any compensation programs. Since August 2021, the Compensation Committee has engaged Compensia as its independent compensation consultant. Compensia regularly refreshes the Company’s market benchmarking analysis utilizing an appropriate peer group and broader compensation-related trends and regulatory developments, and works with the Company to review bonus awards under its short-term incentive bonus program and executive severance and change in control arrangements. Additionally, in the 2023 Fiscal Year, Compensia assisted with the Company’s CEO transition, including the new-hire compensation arrangements for the CEO and the retention program, as described in the section of this Proxy Statement titled “Compensation Decisions Related to CEO Transition” below. Compensia also advised on the Company’s broader equity strategy, including assessment of our total budget relative to our peers and underlying parameters, and provides periodic market benchmarking analysis for director compensation.

The Compensation Committee conducted an independence assessment of Compensia in accordance with SEC and Nasdaq rules. Based on this review, the Compensation Committee is not aware of any conflicts of interest raised by the work performed by Compensia that would prevent Compensia from serving as an independent consultant to the Compensation Committee. The Compensation Committee’s compensation consultant reports directly to the Compensation Committee, and Compensia has not provided any additional services to the Company or management in the 2023 Fiscal Year.

The Role of Competitive Pay Positioning/2023 Benchmarking

As part of the compensation-setting process for the 2023 Fiscal Year, the Compensation Committee reviewed market data developed by Compensia covering peer and broader tech company practices sourced from SEC filings and broader market surveys to evaluate compensation levels and practices for the NEOs. After consideration of the data collected on external competitive levels of compensation and internal relationships within the executive group, the Compensation Committee reviewed and approved the 2023 Fiscal Year target total compensation opportunities for executives based on the need to attract, motivate and retain an experienced and effective management team.

Pay levels for each of our NEOs are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for peers within the Company, pay levels in the broader technology company marketplace for similar positions, performance of the individual and the Company as a whole, and the Company’s overall compensation budget. The Compensation Committee is responsible for approving pay levels for our NEOs. In determining the pay levels, the Compensation Committee considers all forms of compensation and benefits.

Relative to the general competitive industry market data, the Compensation Committee generally intends that total target compensation (salary, annual incentive and equity-based incentive opportunity) is calibrated to be within a reasonable range of the median of the competitive market. As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on several factors such as scope of

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Executive Compensation
duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Given that a significant portion of our compensation consists of variable, at-risk elements, actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operational and financial goals and the creation of stockholder value.

For purposes of setting compensation for the 2023 Fiscal Year, the Compensation Committee utilized a compensation peer group of 25 companies. The 2023 Fiscal Year peer group was updated from the peer group utilized for compensation determinations in the prior year, and includes the companies listed in the table below. In developing an appropriate comparator group, the following criteria served as key drivers: industry (inclusive of business scope and business mix), size (market capitalization and revenue), revenue growth rate, number of employees and location. In addition, the Compensation Committee considered whether potential peer group members were identified as labor market competitors of ours as well as the peer group identified by Institutional Shareholder Services. The Compensation Committee works with Compensia to determine if any adjustments to the peer group are appropriate annually.

Alteryx, Inc.	EngageSmart, Inc.	Sprinklr, Inc.
Asana, Inc.	Everbridge, Inc.	Sprout Social, Inc.
BlackLine, Inc.	Fastly, Inc.	Sumo Logic, Inc.
Box, Inc.	Five9, Inc.	Varonis Systems, Inc.
Braze, Inc.	Momentive Global, Inc.	Yext, Inc.
C3.ai, Inc.	New Relic, Inc.	Zendesk, Inc.*
Cerence Inc.	PROS Holdings, Inc.	Zeta Global Holdings Corp.
Domo, Inc.	Smartsheet Inc	Zuora, Inc.
8x8, Inc.
*We removed Nuance and Slack due to acquisitions and Datadog, MongoDB, Hubspot and Twilio due to size and value disparity. Companies added in the list above include Alteryx, Asana, Braze, C3.ai, Cerence, Domo, EngageSmart, Everbridge, Fastly, Smartsheet, Sprout Social, Sprinklr, Sumo Logic, and Zeta Global Holdings.

2023 Compensation Program in Detail
Base Salary
The Compensation Committee believes that our executive base salaries should reflect competitive levels of pay and factors unique to each executive such as experience and breadth of responsibilities, performance, individual skill set, time in the role and internal pay parity. Salary adjustments are generally approved during the first quarter of the calendar year and implemented during the second quarter.

As reflected in the table below, the Compensation Committee did not make any adjustments to NEO base salaries in 2023.

NEO	Base salary as of December 31, 2022 ($)	Base salary as of December 31, 2023 ($)	% Adjustment
John D. Collins	525,000	525,000	—
Monica L. Greenberg	450,000	450,000	—
Alex Kroman (1)	—	375,000	—
Jeffrey Ford (2)	—	375,000	—
Robert P. LoCascio	611,820	611,820	—
(1) Mr. Kroman’s first date of employment with the Company was March 1, 2023. The amount shown above represents his annual base salary.

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Executive Compensation
(2) Mr. Ford’s first date of employment with the Company was August 14, 2023. The amount shown above represents his annual base salary.

Annual Incentive Compensation
Our NEOs are provided the opportunity to earn a performance-based annual bonus. The annual bonus plan is designed to provide awards to such individuals as an incentive to contribute to and reward achievement against specific financial-based metrics, chosen annually to motivate performance that enhances and supports our strategic corporate objectives.
Target annual bonus opportunities are expressed as a percentage of base salary and were established by the Compensation Committee in consideration of the NEO’s level of responsibility and his or her ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts. For the 2023 Fiscal Year, target award opportunities were as follows:

NEO	Target Bonus as a % of Salary	Target Bonus ($)
John D. Collins	55%	288,750
Monica L. Greenberg	50%	225,000
Alex Kroman (1)	60%	187,500
Jeffrey Ford (1)	45%	70,313
Robert P. LoCascio	100%	611,820
(1)Mr. Collins’ and Ms. Greenberg’s base salaries were each increased as of April 1, 2022. The target bonus listed above represents the blended target bonus amount taking into account their base salary adjustment.

Annual bonus payouts were based on achievement of performance goals established by the Compensation Committee in consultation with the CEO and CFO. The Company believes it is important to focus on both core revenue, as well as profitability. The Compensation Committee, therefore, chose B2B Core Recurring Monthly Revenue, B2B Core New Annual Recurring Revenue and B2B Core Free Cash Flow as the relevant operational and financial performance metrics for 2023 annual bonuses and assigned each of these metrics a weighting. For 2023, the Compensation Committee set the weightings as follows: 25% for the B2B Core Recurring Monthly Revenue metric; 25% for the B2B Core New Annual Recurring Revenue metric; and 50% for the B2B Core Free Cash Flow metric. The Compensation Committee also set threshold, target and maximum goals for each of these metrics. Executives are eligible for payments for achievement between the threshold, target and maximum achievement goals based on a pre-determined scale set by the Compensation Committee (with 100% payout being earned for achievement of the metric’s target level). The Compensation Committee also has the ability to adjust payment amounts in light of individual performance. In the case of substantial outperformance of the Company’s goals, bonuses for the NEOs may be awarded up to a maximum of 200% of target.

The table below summarizes the performance metrics, goals and outcomes with respect to the 2023 annual bonus program:

Goal	Weighting	Goals Threshold / Target / Maximum (in millions of $)	Achievement Level (in millions of $)	Payout % Achievement	Weighted Average Achievement
2023 B2B Core Recurring Monthly Revenue (1)	25%	328,522 / 340,500 / 362,633	337,382	72%	18%
2023 B2B Core New Annual Recurring Revenue (2)	25%	(5,182) / 6,796 / 28,929	(13,187)	—	—
2023 B2B Core Free Cash Flow (3)	50%	(13,524) / 4,212 / 25,081	333	78%	39%
Total	100%				57%

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Executive Compensation
(1) “2023 B2B Core Recurring Monthly Revenue” means monthly recurring software revenue and monthly recurring professional services revenue in the 2023 Fiscal Year.
(2) “2023 B2B Core Recurring New Annual Recurring Revenue” means annual new recurring software revenue and annual new recurring professional services revenue in the 2023 Fiscal Year.
(3) “2023 B2B Core Free Cash Flow” means Adjusted EBITDA plus capitalized software and other capital purchases in the 2023 Fiscal Year. “Adjusted EBITDA” means net (loss) income, before provision for (benefit from) income taxes, interest income (expense), net, other income (expense), net, depreciation and amortization, stock-based compensation, restructuring costs, transaction-based acquisition costs, contingent earn-out adjustments and other non-cash charges.

The Compensation Committee did not revise any NEO bonus amounts based on individual performance or performance measured against any strategic objectives, and, therefore, the annual bonus amounts for those bonus-eligible NEOs, reflect the Company’s performance against the metrics described above. The table below sets forth the target bonus and earned bonus for each NEO for 2023, which were paid in cash:

NEO	Target Bonus ($)	Earned Bonus ($)	Earned Bonus (as a % of Target)
John D. Collins	288,750	164,299	57%
Monica L. Greenberg	225,000	128,025	57%
Alex Kroman	187,500	106,688	57%
Jeffrey Ford	70,313	40,008	57%
Robert P. LoCascio (1)	611,820	—	—%
(1) In light of his separation of employment effective as of December 31, 2023, Mr. LoCascio was not entitled to an annual bonus payout for 2023, other than as part of his severance payments, as described more fully under the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below.

Equity-Based Awards
Equity-based awards are an important factor in aligning the long-term financial interests of our NEOs and our stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of designing and administering the Company’s compensation program. The Compensation Committee may grant equity-based awards under the Company’s 2019 Stock Incentive Plan (or the Company’s 2018 Inducement Plan, in the case of new-hire awards) in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other equity-based awards. The Compensation Committee approves equity grants at one of its regularly scheduled meetings, or at such other times as appropriate or necessary, and generally, for annual equity awards, after the Compensation Committee has its annual compensation review process for the CEO and other NEOs.

For equity awards granted in the 2023 Fiscal Year, the Compensation Committee considered multiple factors, including share pool constraints in the 2019 Stock Incentive Plan, the potential dilutive effects of equity grants upon vesting, the desire to provide meaningful equity grants to employees, and the performance of the Company’s stock price. As a result, the Compensation Committee determined that annual equity grants awarded in August 2023 to Mr. Collins and Ms. Greenberg would be structured as time-based RSUs that vest on the first anniversary of the date of grant. In September 2023, Mr. Collins also received a grant of time-based RSUs, vesting on the first anniversary of the date of grant, in recognition of his service in the role of our Interim CEO as well as his continued duties as our CFO (as described more fully in the section of this Proxy Statement titled “Compensation Decisions Related to CEO Transition” below).

Our new-hire NEOs, Mr. Kroman and Mr. Ford, were also granted equity-based awards in the 2023 Fiscal Year under the Company’s 2018 Inducement Plan, and each award was negotiated in connection with the NEO’s commencement of employment with us. Mr. Kroman received timed-based RSUs that vest on the first anniversary of the grant date as well as performance-based RSUs (“PRSUs”) that vest on the first anniversary of the grant date,

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Executive Compensation
subject to achievement of strategic and operational goals. Mr. Ford received time-based RSUs that vest in four equal annual installments, beginning on the first anniversary of the grant date.

The following table describes the equity awards made to the NEOs in the 2023 Fiscal Year as described above:

NEO (1)	Value of RSUs at Grant ($) (2)	RSUs (# of units)	Value of PRSUs at Grant ($)	PRSUs (# of units)	Total Value of Equity Awards at Grant ($)
John D. Collins (3)	1,450,059	313,026	—	—	1,450,059
Monica L. Greenberg	394,411	77,640	—	—	394,411
Alex Kroman (4)	750,004	139,406	250,003	46,469	1,000,008
Jeffrey Ford	644,921	240,642	—	—	644,921
(1) Mr. LoCascio did not receive an annual equity grant in light of the transition of his role, effective in August 2023.
(2) The total value of each NEO grant was approved by the Compensation Committee. In connection with each grant, as described above, the number of shares subject to each award was calculated in accordance with the Company’s policy for such value to share conversions in effect at the time of grant.
(3) The value and number of RSUs for Mr. Collins reflects information related to both his annual equity grant and Interim CEO service grant.
(4) For Mr. Kroman’s PRSUs, the number and value granted represents the relevant information at “target”, and are based on the closing price on the date of grant of $5.38.

Compensation Decisions Related to CEO Transition

On July 24, 2023, in connection with Mr. LoCascio’s transition from the position of CEO, the Compensation Committee approved a retention program for members of the Company’s leadership team and other key employees, including certain executive officers (the “Retention Program”), in the interest of supporting continuity as part of a smooth and orderly transition. Pursuant to the Retention Program, executive officers Mr. Collins, Ms. Greenberg and Mr. Kroman became entitled to receive cash retention bonuses up to an amount equal to their annual base salary ($525,000, $450,000, and $375,000 respectively), conditioned on their continued employment on the relevant payment dates (the “Retention Bonuses”). The Retention Bonuses were paid in two equal installments, the first of which was paid on January 12, 2024, and the second of which was paid on July 12, 2024. If any of Mr. Collins, Ms. Greenberg or Mr. Kroman had been terminated without Cause or if any of them had resigned for Good Reason (as defined in their individual letter agreements) prior to July 12, 2024, any remaining unpaid portion of their Retention Bonus would have been accelerated and paid at the time of termination.

In addition, pursuant to the Retention Program, if any of Mr. Collins, Ms. Greenberg or Mr. Kroman had been terminated without Cause or had resigned for Good Reason prior to July 12, 2024, notwithstanding anything to the contrary set forth in their applicable award agreements or employment agreements, (i) Mr. Collins and Ms. Greenberg would have received the severance benefits they are entitled to under their employment agreements on a termination without cause, and Mr. Kroman would have received six months of severance benefits, and (ii) any stock options or time-vesting restricted stock units held by the executive on the date of termination that would have vested in the 12-month period following termination had the executive remained employed would have immediately vested on the date of termination.

On September 13, 2023, in recognition of Mr. Collins service in the dual role of Interim CEO and CFO, the Compensation Committee approved a discretionary cash bonus of $300,000 and a supplemental equity grant of RSUs with a target grant date value of $725,000. The cash bonus vests in five equal monthly installments, and the RSU grant vested in full on the first anniversary of the date of grant, subject to the terms and conditions of the Company’s 2019 Stock Incentive Plan, its customary RSU award agreement, as well as Mr. Collins’ employment letter agreement and retention agreement. Payment of the discretionary cash bonus and vesting of the RSU grant

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Executive Compensation
would have accelerated in the event of a termination of Mr. Collins’ employment by the Company without cause occurring before the applicable payment and vesting dates.

As mentioned above, John Sabino became our CEO on January 10, 2024. Prior to the commencement of his employment, we entered into an employment agreement with Mr. Sabino setting forth the terms and conditions of his service as our next CEO. Mr. Sabino’s employment agreement provides that he will receive an annual base salary of $550,000, and he will be eligible to receive an annual bonus, with a target bonus opportunity of 100% of his base salary. In connection with his commencement of employment, Mr. Sabino received inducement awards, including: (i) two RSU awards, one with a target grant date value of $1,200,000 that will vest in two equal installments on the first two anniversaries of the date of grant, and the second with a target grant date value of $4,000,000 that will vest as to 25% of the number of RSUs on the first anniversary of the date of grant and then in 12 substantially equal quarterly installments, and (ii) a stock option (the “Sign-on Option”) to acquire 1,000,000 shares of the Company’s common stock that will vest upon satisfaction of certain performance-based and time-based vesting conditions. The Sign-on Option’s performance-based vesting conditions provide that 50% of the Sign-on Option will be eligible to vest if, within the first three years following the date of grant, the average closing share price of the Company’s common stock reaches $8.00 on a rolling 30-day trading basis, and the remaining 50% of the Sign-on Option will be eligible to vest if, within the first four years following the date of grant, the average closing share price of the Company’s common stock reaches $13.00 on a rolling 30-day trading basis. In addition, to the extent that the performance-based vesting conditions are met, 50% of the Sign-on Option will vest and become exercisable on the second anniversary of the date of grant, and the remaining portion of the Sign-on Option will vest and become exercisable in 24 substantially equal monthly installments following the second anniversary of the date of grant.

On July 10, 2023, the Company and Mr. LoCascio entered into a letter agreement. Pursuant to the terms of the letter agreement, the Company delivered notice to Mr. LoCascio that the term of his employment agreement with the Company will not be renewed upon the conclusion of its current term on December 31, 2023. On August 8, 2023, the Company announced that it had entered into an additional letter agreement with Mr. LoCascio pursuant to which, effective August 7, 2023, Mr. LoCascio would no longer serve as CEO and assumed the role of Special Advisor to the Board through December 31, 2023. Due to the Board’s decision not to renew the term of Mr. LoCascio’s employment agreement and end Mr. LoCascio’s employment with the Company as of December 31, 2023 (the “Separation Date”), on the Separation Date, Mr. LoCascio became entitled to certain severance benefits under the terms of his employment agreement. These severance benefits are described in this Proxy Statement in the section titled “Potential Payments Upon Termination or Change in Control” below.

Other Compensation Practices, Policies and Guidelines
Stock Ownership
We strongly encourage our executives and non-employee directors to hold an equity interest in our Company, and adopted formal executive stock ownership guidelines in April of 2022. Under the policy, each of our executive officers and non-employee directors is required to build and maintain their share ownership to the levels listed below within a period of five years from the adoption of the policy, or the start of their service with the Company, if later:
•CEO: 5x current base salary.
•Other NEOs (including Interim CEO): 2x current base salary.
•Non-employee directors: 5x annual cash retainer.
Shares owned outright (including shares from vested RSUs and PRSUs) count toward the ownership goals, while shares associated with unvested RSUs, PRSUs and unexercised stock options do not count toward compliance with the policy. Compliance with the policy will be measured prior to the first required measurement date in 2027.

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Executive Compensation
We believe that the stock ownership policy will contribute to the retention of shares from vested RSUs and PRSUs by our executive officers and non-employee directors. In the event that the ownership goals are not achieved within the applicable five-year compliance period, the executive officer would be required to hold all net shares issued upon exercise of stock options or settlement of RSUs and PRSUs (in each case, after payment of any applicable withholding tax obligations) until the guidelines are met.

Compensation Recovery Policy
In November 2023, the Board approved an amended and restated omnibus clawback policy (the “2023 Clawback Policy”), effective as of October 2, 2023, which revised the prior clawback policy in order to comply with the finalized and effective SEC and Nasdaq rules. Pursuant to the 2023 Clawback Policy, in the event of an “accounting restatement” (as defined in the 2023 Clawback Policy), our “covered executives” (as defined in the 2023 Clawback Policy), including our NEOs, must reimburse us for any “erroneously awarded compensation” (as defined in the 2023 Clawback Policy). Erroneously awarded compensation includes the amount of incentive compensation received by a covered executive during the three fiscal years preceding the required accounting restatement based on our achievement of “financial reporting measures” (as defined in the 2023 Clawback Policy) in excess of the amount that the covered executive would have received based on the restated financial reporting measures. The Compensation Committee has the authority to interpret and make all determinations under the 2023 Clawback Policy.

Other Benefits
We do not offer special perquisites to our NEOs. The Company’s executive compensation program includes standard benefits that are also offered to all employees. These benefits include participation in the Company’s 401(k) plan, including Company matching contributions, and Company-paid medical benefits and life insurance coverage. The Company annually reviews these benefits and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance. The Company’s 401(k) plan is a safe harbor plan and, in accordance with IRS rules, the Company matches 100% of the first 3% of eligible compensation and 50% of the next 2% of eligible compensation, subject to IRS limitations.

Deferred Compensation Plan
In 2015, the Compensation Committee adopted the Deferred Compensation Plan. Certain key employees of the Company, including our NEOs and members of our Board, are eligible to participate in the Deferred Compensation Plan and generally may elect to defer the receipt of a portion of their base salary, bonus and/or directors’ fees Distribution may occur upon the following events, depending upon the participant’s deferral election: a specified time, a separation from service, death, disability, change in control or financial hardship that arises in connection with an unforeseeable emergency. To date, none of our current NEOs have elected to make any deferrals under the Deferred Compensation Plan. The Company may make discretionary or matching contributions to the Deferred Compensation Plan, which may or may not be subject to vesting, but has not done so to date.

Post-Termination Compensation and Benefits
Certain employment agreements with our executives provide for severance payments and benefits upon an involuntary termination of employment, or resignation for good reason. In addition, certain executives are entitled to vesting acceleration in the event they are involuntarily terminated or resign for good reason, including in connection with a change in control. Additional details regarding the employment agreements with our NEOs, including a description of the severance payments and benefits payable to our executives as well as estimates of amounts payable upon termination of employment, are disclosed in the sections of this Proxy Statement titled “Employment Agreements for our Named Executive Officers” and “Potential Payments Upon Termination or Change-in-Control” below.

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Executive Compensation
Prohibition Against Hedging and Certain Equity Transactions
Our Insider Trading Policy prohibits those officers subject to Section 16 reporting from engaging in hedging or derivative transactions, such as “cashless” collars, forward contracts, equity swaps or other similar or related transactions. In addition, all executive officers and employees of the Company and all the members of our Board are prohibited from engaging in “short” sales or other transactions involving LivePerson stock which could reasonably cause our officers to have interests adverse to our stockholders. “Short” sales, which are sales of shares of common stock by a person who does not own the shares at the time of the sale, evidence an expectation that the value of the shares will decline. We prohibit our executive officers from entering into “short” sales because such transactions signal to the market that the executive officer has no confidence in us or our short-term prospects and may reduce the officer’s incentive to improve our performance. In addition, Section 16(c) of the Exchange Act expressly prohibits executive officers and directors from engaging in short sales. Our executive officers are also prohibited from trading in LivePerson-based put and call option contracts, transacting in straddles and similar transactions without Board approval. These transactions would allow someone to continue to own the covered securities, but without the full risks and rewards of ownership. If an executive officer were to enter into such a transaction, the executive officer would no longer have the same objectives as our other stockholders. Under the Insider Trading Policy, officers, employees and all of the members of our Board are also prohibited from margining or pledging their common stock to secure a loan, or from purchasing Company stock “on margin” (that is, borrow funds to purchase stock, including in connection with exercising any Company stock options), other than for any approved pledges in existence at the time of the policy’s update.

Tax and Accounting Considerations
In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Company and to its executives. The Compensation Committee also considers the accounting consequences to the Company of different compensation decisions and the impact of certain arrangements on stockholder dilution. However, to maintain maximum flexibility in designing compensation programs, the Compensation Committee will not limit compensation to those levels or types of compensation that are intended to be deductible. However, neither of these factors by themselves will compel a particular compensation decision.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the Compensation Committee of the Company’s Board:
Yael Zheng (Chair)
Kevin C. Lavan
Jill Layfield
Vanessa Pegueros
William G. Wesemann
The Compensation Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our future filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PROXY STATEMENT	60

Executive Compensation
Summary Compensation Table
The following table sets forth the compensation earned for all services rendered to the Company in all capacities in each of the last three fiscal years, by our NEOs.
Following the table is a discussion of material factors related to the information disclosed in the table.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($) (2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
John D. Collins Interim Chief Executive Officer and Chief Financial Officer	2023	525,000	300,000	1,450,059	—	164,299	39,961(5)	2,479,319
	2022	506,250	—	3,745,412	—	118,336	38,988	4,408,986
	2021	450,000	—	703,664	701,800	212,625	39,179	2,107,268
Monica L. Greenberg Executive Vice President, Public Policy and General Counsel	2023	450,000	—	394,411	—	128,025	21,250(5)	993,686
	2022	437,500	—	1,685,442	—	92,969	19,935	2,235,846
	2021	400,000	—	553,618	551,760	180,000	19,682	1,705,060
Alex Kroman Chief Product and Technology Officer	2023	312,500	—	1,000,008	—	106,688	21,293(5)	1,440,489
Jeffrey Ford Chief Accounting Officer	2023	143,510	—	644,921	—	40,008	1,823(5)	830,261
Robert P. LoCascio Former Chief Executive Officer	2023	611,820	—	—	—	—	28,953(5)	640,773
	2022	611,820	—	2,055,481	—	260,024	27,930	2,955,255
	2021	611,820	—	2,002,338	2,001,340	550,638	28,943	5,195,079
(1) Mr. LoCascio served as CEO until August 7, 2023, and Mr. Collins was appointed Interim CEO effective as of August 7, 2023. Please refer to the sections of this Proxy Statement titled “Management Changes” and “Compensation Decisions Related to CEO Transition” above for additional details on this transition. For a summary of Mr. LoCascio’s severance entitlements payable beginning in 2024, please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below.
(2) Represents discretionary cash bonus paid to Mr. Collins in recognition of his service in the dual role of Interim CEO and CFO.
(3) The amounts included in the “Stock Awards” column represent the grant date fair value of RSU and PRSU awards granted in 2023 computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or ASC Topic 718, and in accordance with SEC rules. Details and assumptions used in calculating the grant date fair value of the RSU and PRSU awards may be found in Note 13 of the Company’s consolidated financial statements contained in our Annual Report on Form 10-K for the 2023 Fiscal Year, as filed with the SEC. The amounts included in this column reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the NEOs, and there is no assurance that these grant date fair values will ever be realized by the NEOs. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date value of the PRSU award included in this column for Mr. Kroman is based on achievement of target performance goals.
(4) Represents the performance-based, annual incentive bonuses, as described in the section of this Proxy Statement titled “Annual Incentive Compensation” above.
(5) Amounts include: (i) $720, $720, $648, $450, and $180 for Mr. LoCascio, Mr. Collins, Ms. Greenberg, Mr. Kroman and Mr. Ford, respectively, for premiums for term life insurance, (ii) $7,205 for Mr. LoCascio, $13,200 for Mr. Collins, $13,200 for Ms. Greenberg $9,297 for Mr. Kroman and $1,250 for Mr. Ford, for matching contributions to our 401(k) plan, and (iii) $21,028,

PROXY STATEMENT	61

Executive Compensation
$26,040, $7,402, $11,546, and $393 for Mr. LoCascio, Mr. Collins, Ms. Greenberg, Mr. Kroman and Mr. Ford, respectively, for health, dental, vision and disability insurance.

Employment Agreements for our Named Executive Officers

John D. Collins, our COO and CFO, and former Interim CEO, is party to an employment agreement with us, dated as of August 9, 2022, which covers the terms and conditions of Mr. Collins’ employment including his eligibility to participate in the Company’s annual bonus plan as it exists from time to time under terms comparable to other employees of similar role and responsibility, and standard Company employee benefits, including vacation, in accordance with the terms of those programs in effect from time to time. Mr. Collins’ employment agreement provides for certain payments upon termination. Please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below for a description of those termination payments.

Monica L. Greenberg, our Executive Vice President, Policy and General Counsel, is party to an employment agreement with us, dated as of October 25, 2006, which covers the terms and conditions of Ms. Greenberg’s employment including her eligibility to participate in the Company’s annual bonus plan as it exists from time to time under terms comparable to other employees of similar role and responsibility, and standard Company employee benefits, including vacation, in accordance with the terms of those programs in effect from time to time. Ms. Greenberg’s employment agreement provides for certain payments upon termination. Please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below for a description of those termination payments.

Alex Kroman, our Chief Product & Technology Officer, is party to an employment agreement with us, dated as of February 1, 2023, which covers the terms and conditions of Mr. Kroman’s employment including his eligibility to participate in the Company’s annual bonus plan as it exists from time to time under terms comparable to other employees of similar role and responsibility, and standard Company employee benefits, including vacation, in accordance with the terms of those programs in effect from time. Mr. Kroman’s employment agreement provides for certain payments upon termination. Please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below for a description of those termination payments.

Jeffrey Ford, our CAO, is party to an employment agreement with us, dated as of July 31, 2023, which covers the terms and conditions of Mr. Ford’s employment including his eligibility to participate in the Company’s annual bonus plan as it exists from to time under terms comparable to other employees of similar role and responsibility, and standard Company employee benefits, including vacation, in accordance with the terms of those programs in effect from time to time. Mr. Ford’s employment agreement provides for certain payments upon termination. Please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below for a description of those termination payments.

Robert P. LoCascio, our former President and CEO was party to an employment agreement with us, dated as of December 27, 2017 (the “LoCascio Employment Agreement”). The Company determined in 2023 not to renew Mr. LoCascio’s employment agreement at the end of its current term of December 31, 2023. The LoCascio Employment Agreement covered the terms and conditions of Mr. LoCascio’s employment including his eligibility to participate in standard Company employee benefits, including vacation, in accordance with the terms of those programs in effect from time to time. Mr. LoCascio’s employment agreement provided for certain payments upon termination, including due to non-renewal of his employment agreement. Please refer to the section of this Proxy Statement titled “Potential Payments Upon Termination or Change in Control” below, for a description of the payments Mr. LoCascio will receive as a result of the Company’s nonrenewal of his employment agreement.

PROXY STATEMENT	62

Executive Compensation
Grants of Plan-Based Awards in 2023 Fiscal Year
The following table sets forth information concerning awards under our equity and non-equity incentive plans granted to each of the NEOs in 2023.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John D. Collins		144,375	288,750	577,500
	8/11/2023							150,104	762,528
	9/13/2023							162,922	687,531
Monica L. Greenberg		112,500	225,000	450,000
	8/11/2023							77,640	394,411
Alex Kroman		93,750	187,500	375,000
	4/18/2023					46,469			250,000
	4/18/2023							139,406	750,004
Jeffrey Ford		35,156	70,313	140,625
	10/18/2023							240,642	644,921
Robert P. LoCascio		305,910	611,820	1,223,640

(1) Amounts shown represent the threshold, target and maximum awards that could have been earned by the NEOs under the Company’s annual bonus plan. Awards are based on Company performance, as measured by B2B Core Recurring Monthly Revenue, B2B Core New Annual Recurring Revenue and B2B Core Free Cash Flow. Additional information about these bonus opportunities appears in the section of this Proxy Statement titled “Annual Incentive Compensation” above.
(2) Represents PRSUs granted to Mr. Kroman under the 2018 Inducement Plan which vest based on the achievement of certain company performance goals over a one-year performance period, as further described in the section of this Proxy Statement titled “Equity-Based Awards” above. The “Target” column reflects the number of PRSUs that could have been earned if all performance goals for the performance period are achieved at target levels (100%), and the “Maximum” column reflects the maximum number of PRSUs that could have been earned if the highest level of performance were achieved for the performance period (200%). Achievement of performance goals over the performance period was determined in the first quarter of 2024 to be achieved at 100%.
(3) Represents RSUs granted under the 2019 Stock Incentive Plan to Mr. Collins and Ms. Greenberg and the 2018 Inducement Plan to Mr. Kroman and Mr. Ford, as further described in the section of this Proxy Statement entitled “Equity-Based Awards” above.

Outstanding Equity Awards at End of 2023 Fiscal Year
The following table sets forth information concerning outstanding equity awards held by each of the NEOs as of the end of the 2023 Fiscal Year.

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Executive Compensation

		Option Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not yet vested ($)(5)
John D. Collins	10/29/2019	27,818	—	40.61	10/29/2029	—	—	—	—
	5/15/2020	24,751	12,375	27.39	5/15/2030	—	—	—	—
	5/7/2021	14,500	14,500	51.74	5/7/2031	—	—	—	—
	5/15/2020	—	—	—	—	5,500	20,845	—	—
	5/7/2021	—	—	—	—	6,800	25,772	—	—
	7/27/2022	—	—	—	—	130,719	495,425	—	—
	8/11/2023	—	—	—	—	150,104	568,894	—	—
	9/13/2023	—	—	—	—	162,922	617,474	—	—
	7/27/2022	—	—	—	—	—	—	87,138	330,253
Monica L. Greenberg	4/25/2014	12,920	—	10.13	4/25/2024	—	—	—	—
	5/5/2017	39,520	—	7.60	5/5/2027	—	—	—	—
	2/16/2018	130,000	—	12.45	2/16/2028	—	—	—	—
	4/11/2019	50,000	—	29.55	4/11/2029	—	—	—	—
	5/15/2020	30,975	10,325	27.39	5/15/2030	—	—	—	—
	5/7/2021	11,400	11,400	51.74	5/7/2031	—	—	—	—
	5/15/2020	—	—	—	—	4,575	17,339	—	—
	5/7/2021	—	—	—	—	5,350	20,277	—	—
	7/27/2022	—	—	—	—	58,824	222,943	—	—
	8/11/2023	—	—	—	—	77,640	294,256	—	—
	7/27/2022	—	—	—	—	—	—	39,212	148613
Alex Kroman	4/18/2023	—	—	—	4/21/2031	139,406	528,349	—	—
	4/18/2023	—	—	—	—	—	—	46,469	176,118
Jeffrey Ford	10/18/2023	—	—	—	—	240,642	912,033	—	—
Robert P. LoCascio	7/1/2013	70,000	—	9.24	7/1/2023	—	—	—	—
	4/25/2014	100,000	—	10.13	4/25/2024	—	—	—	—
	5/5/2017	80,000	—	7.60	5/5/2027	—	—	—	—
	2/16/2018	250,000	—	12.45	2/16/2028	—	—	—	—
	2/21/2019	116,410	—	25.95	2/21/2029	—	—	—	—
	5/15/2020	99,750	33,250	27.39	3/30/2030	—	—	—	—
	5/7/2021	41,350	41,350	51.74	4/9/2031	—	—	—	—
	5/15/2020	—	—	—	—	14,725	55,808	—	—
	5/7/2021	—	—	—	—	19,350	73,337	—	—
	7/27/2022	—	—	—	—	—	—	133,127	504,551
(1) The total original number of shares subject to each unvested stock option listed in the table vests and becomes exercisable as to 25% of the original number of shares covered by each stock option grant on the first anniversary of the grant date of each stock option and as to an additional 25% of the original number of shares at the end of each successive anniversary of the grant date until the fourth anniversary of the grant date, subject to the NEO’s continued service with the Company through

PROXY STATEMENT	64

Executive Compensation
each vesting date and any accelerated vesting provisions described in “Potential Payments Upon Termination or Change in Control” below.
(2) The total original number of units subject to each RSU award listed in the table vests over four years, with 25% of the units vesting on the first anniversary of the grant date and the balance vesting in equal annual installments on each anniversary of the grant date.
(3) The market value of RSUs is based on the closing market price of the Company’s common stock on December 29, 2023 of $3.79.
(4) Amounts in this column represent PRSUs granted in 2022 and 2023 which vest based on the achievement of certain company performance goals. PRSUs granted to Mr. Collins, Ms. Greenberg, and Mr. LoCascio in 2022 (the “2022 PRSUs”) vest over a three-year performance period and the number of earned PRSUs is determined based on the Company’s revenue and adjusted EBITDA achievement for the 2022 Fiscal Year, with the potential payout scale ranging from 0% to 160% of the target number of PRSUs (the number of PRSUs earned referred to herein as the “Earned 2022 PRSUs”). The number of Earned 2022 PRSUs will then be reduced by 25% if the EBITDA margin for the 2023 Fiscal Year is less than the EBITDA margin achieved for the 2022 Fiscal Year. The Earned 2022 PRSUs will then similarly be multiplied by a percentage ranging from 75% to 125% based on our relative TSR performance against the S&P Software and Services Select Index (the “Index”) over the three-year period from the date of grant (the “TSR Modifier”). More specifically, the TSR Modifier to be applied will be 75% if relative TSR is less than or equal to the 25th percentile of the Index, 100% if relative TSR is equal to the 50th percentile of the Index and 125% if relative TSR is equal to or greater than the 75th percentile of the Index, with linear interpolation in between those percentiles. In addition, the TSR Modifier will be capped at 100% if our TSR is negative during the three-year performance period. Based on performance to date, the anticipated payout is below the “target” levels, and the number included in this column reflects the number of PRSUs that could have been earned if all performance goals for the three-year period were deemed achieved at “target” levels (100%). The PRSUs granted to Mr. Kroman in 2023 vest over a one-year performance period, as further described in the section of this Proxy Statement titled “Equity-Based Awards” above. The number included in this column reflects the target number of PRSUs granted.
(5) The market value of PRSUs is based on the closing market price of the Company’s common stock on December 29, 2023 of $3.79.

Option Exercises and Stock Vested in 2023 Fiscal Year

The following table sets forth information concerning the number of shares acquired and the value realized by the NEOs as a result of RSUs vesting in 2023. No options were exercised by the NEOs in 2023.

	Stock Awards (1)
Name	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting (3) ($)
John D. Collins	53,704	246,326
Monica L. Greenberg	29,358	135,274
Alex Kroman	—	—
Jeffrey Ford	—	—
Robert P. LoCascio	24,400	104,453
(1) Of the gross numbers of shares reported as vested 6,336, 24,225, and 11,585 were withheld by the Company to cover the NEO’s tax withholding obligation for Mr. LoCascio, Mr. Collins and Ms. Greenberg, respectively. There were no shares vested for Mr. Kroman or Mr. Ford in 2023.
(2) Represents the aggregate gross value realized on vesting of RSUs based on the closing market price of the Company’s common stock on the vesting date for the specific grant.

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Executive Compensation
CEO Pay Ratio Disclosure

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the median of the total annual compensation of our employees, the total annual compensation of our CEO and the ratio of these two amounts.

Using the methodology described below, and calculated in accordance with Item 402(u) of Regulation S-K, the ratio of the total annual compensation for the CEO in the 2023 Fiscal Year to our estimated median employee was approximately 20 to 1.

We identified our median employee by examining the total cash compensation paid during the 2023 Fiscal Year to employees who were employed by us on December 31, 2023. This included our full-time, part-time and seasonal employees, subject to certain exceptions for employees in foreign jurisdictions as described below. We believe that total cash compensation reasonably reflects the annual compensation of our employee population worldwide. We examined our internal payroll and similar records in order to determine total cash compensation paid to our employees included in our calculations. For employees in foreign jurisdictions, we converted amounts paid in foreign currencies to U.S. dollars using the exchange rates we utilized in connection with the preparation of our 2023 annual financial statements.

The total number of employees in the jurisdictions identified below as excluded under the de minimis exception are less than 4% of our total workforce of 1,143 employees and have been excluded from the analysis as permitted by the SEC’s disclosure rules, while the employees located in the jurisdictions of the United States, the United Kingdom, Israel, Germany, India, Bulgaria, Australia and Canada have been included in the analysis.

Location	Total	% of Total
Excluded due to de minimis exemption
France	8	0.70%
Italy	3	0.26%
Japan	10	0.87%
Netherlands	11	0.96%
Singapore	6	0.52%
Spain	4	0.35%
Subtotal	42	3.67%

Included in basis for identification of median employee
Canada	28	2.45%
Australia	76	6.65%
Bulgaria	71	6.21%
India	29	2.54%
Germany	94	8.22%
Israel	96	8.40%
United Kingdom	115	10.06%
United States	592	51.79%
Subtotal	1,101	96.33%
Grand Total	1,143	100%

After identifying the estimated median employee using total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our NEO’s as set forth in the Summary

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Executive Compensation
Compensation Table in this Proxy Statement. The estimated median employee for purposes of this disclosure is a resident of the United States.

Mr. Collins and Mr. LoCascio both served as our CEO at different points during the 2023 Fiscal Year. As permitted by the SEC’s disclosure rules, we selected Mr. Collins as our CEO for purposes of this disclosure because he served as our CEO on December 31, 2023 (the date we used to identify our median employee). To calculate Mr. Collins’ total compensation, we chose to use Mr. Collins’ total compensation for 2023, as set forth in the Summary Compensation Table, despite the fact that he was only compensated as our CEO for part of the year. We viewed this as appropriate because Mr. Collins’ total compensation for 2023 reflects all changes made by the Compensation Committee to his compensation in recognition of his service in the dual role of Interim CEO and CFO (including a discretionary cash bonus of $300,000 and a supplemental equity grant of RSUs with a grant date value of $725,000), without the need for any annualization. Accordingly, our CEO’s total compensation for 2023 was $2,479,319, and the reasonably estimated total compensation of the median employee was $123,360. Therefore, our 2023 CEO to median employee estimated pay ratio is 20 to 1.

The SEC rules for identifying the median employee and calculating that employee’s total annual compensation allows companies to make reasonable assumptions and estimates, and to apply a variety of methodologies and exclusions that reflect their compensation practices. We believe the pay ratio provides a reasonable estimate of the required information calculated in a manner consistent with Item 402(u) of Regulation S-K.

This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the company used the pay ratio measure in making compensation decisions. In light of the various assumptions, estimates, methodologies and exclusions that may be used in accordance with the pay ratio disclosure rules, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different compensation practices, and may utilize different assumptions, estimates, methodologies and exclusions in calculating their own pay ratios.

Potential Payments Upon Termination or Change in Control
The following table, footnotes and narrative disclosure describe and quantify the additional compensation that would have become payable to certain of our NEOs in connection with an involuntary termination of their employment or a change in control of the Company on December 31, 2023, pursuant to the agreements entered into with our NEOs and the terms of their outstanding equity awards, as of that date. Where applicable, the amounts payable assume a $3.79 fair value of our common stock (the closing price of our common stock on December 29, 2023). Mr. LoCascio is not included in the table below because his employment terminated on December 31, 2023, after the Company’s nonrenewal of his employment agreement. Please refer to the section titled “Robert P. LoCascio” below for a summary of the severance payments that Mr. LoCascio will receive as a result.

PROXY STATEMENT	67

Executive Compensation

Named Executive Officer	Reason for Payment	Salary-Related Payments ($)		Bonus-Related Payments ($)		Accelerated Vesting of Equity Awards ($)		Other Benefits ($)
John D. Collins	Termination without cause or for good reason outside of three months prior to, or 12 months following, a change of control	262,500	(1)	525000	(2)	1,385,241	(3)	8,237	(4)
	Termination without cause or for good reason within three months prior to, or 12 months following, a change of control	525,000	(5)	525,000	(2)	1,728,411	(6)	16,475	(7)
	Change of control	—		—		—		—
Monica L. Greenberg	Termination without cause or constructively terminated, not following a change of control	225,000	(8)	450,000	(9)	396,047	(10)	4,972	(11)
	Termination without cause or constructively terminated, following a change in control	337,500	(12)	450,000	(9)	396,047	(10)	4,972	(11)
	Change in control	—		—		—		—
Alex Kroman	Termination without cause or constructively terminated, not following a change of control	187,500	(13)	375,000	(14)	704,466	(15)	7,747	(16)
	Termination without cause or constructively terminated, following a change in control	187,500	(13)	375,000	(14)	704,466	(15)	7,747	(16)
	Change in control	—		—		—		—
Jeffrey Ford	Termination without cause or constructively terminated, not following a change of control	93,750	(17)	—		—		—
	Termination without cause or constructively terminated, following a change in control	93,750	(17)	—		228,006	(18)	—
	Change in control	—		—		—		—
(1) Represents six months of Mr. Collins’ base salary as of December 31, 2023.
(2) Represents Mr. Collins’ outstanding retention bonus amount as of December 31, 2023.
(3) Represents the closing price of our common stock on December 29, 2023, multiplied by the total number of unvested shares underlying the RSUs held by Mr. Collins that are scheduled to time-vest during the 12 months following December 31, 2023. No value has been attributed to Mr. Collins’ PRSUs or his out-of-the-money options.
(4) Represents six months of company reimbursement for the differential cost of continuation of his then-current health insurance coverage under COBRA.
(5) Represents 12 months of Mr. Collins’ base salary as of December 31, 2023.
(6) Represents the closing price of our common stock on December 29, 2023, multiplied by the total number of unvested shares underlying the RSUs held by Mr. Collins. No value has been attributed to Mr. Collins’ PRSUs or his out-of-the-money options.
(7) Represents 12 months of company reimbursement for the differential cost of continuation of his then-current health insurance coverage under COBRA.
(8) Represents six months of Ms. Greenberg’s base salary as of December 31, 2023.
(9) Represents Ms. Greenberg’s outstanding retention bonus amount as of December 31, 2023.
(10) Represents the closing price of our common stock on December 29, 2023, multiplied by the total number of unvested shares underlying the RSUs held by Ms. Greenberg that are scheduled to time-vest during the 12 months following December 31, 2023. No value has been attributed to Ms. Greenberg’s PRSUs or her out-of-the-money options.

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Executive Compensation
(11) Represents six months of company contributions toward premium payments for health insurance coverage under COBRA.
(12) Represents nine months of Ms. Greenberg’s base salary as of December 31, 2023.
(13) Represents six months of Mr. Kroman’s base salary as of December 31, 2023.
(14) Represents Mr. Kroman’s outstanding retention bonus amount as of December 31, 2023.
(15) Represents the closing price of our common stock on December 29, 2023, multiplied by the total number of unvested shares underlying the RSUs held by Mr. Kroman that are scheduled to time-vest during the 12 months following December 31, 2023. For purposes of this table, we have included the value of Mr. Kroman’s PRSUs, assuming vesting at 100% of target.
(16) Represents six months of company reimbursement for the differential cost of continuation of his then-current health insurance coverage under COBRA.
(17) Represents three months of Mr. Ford’s base salary as of December 31, 2023.
(18) Represents the closing price of our common stock on December 29, 2023, multiplied by the total number of unvested shares underlying the RSUs held by Mr. Ford that are scheduled to time-vest during the 12 months following December 31, 2023.

John D. Collins

If Mr. Collins is terminated by us without Cause or if he resigns without Good Reason (as such terms are defined in the letter agreement he received in connection with the Retention Program) prior to July 12, 2024, then, subject to his execution of a release of claims, he will be entitled to the following severance: (i) continued payment of his base salary for six months, (ii) reimbursement for the differential cost of continuation of his then-current health insurance benefits under COBRA (provided Mr. Collins timely elects COBRA) for a period of six months, (iii) any earned, but unpaid, annual bonus for the completed fiscal year prior to termination, and (iv) immediate vesting, as of the termination date, of any RSUs and stock options that would have vested in the 12-month period following his termination. If the benefits payable to Mr. Collins are subject to Sections 280G and 4999 of the Code, such payments will be reduced to the extent necessary to provide Mr. Collins with the greatest after-tax benefit.

If Mr. Collins is terminated by us without Cause (as defined in his employment agreement), on or after July 12, 2024, then, subject to his execution of a release of claims, he will be entitled to the following severance: (i) continued payment of his base salary for six months, (ii) reimbursement for the differential cost of continuation of his then-current health insurance benefits under COBRA (provided Mr. Collins timely elects COBRA) for a period of six months, and (iii) any earned, but unpaid, annual bonus.

In addition, if Mr. Collins’ employment is terminated by us without Cause or by Mr. Collins for Good Reason (as defined in his employment agreement), in either case, within the three-month period immediately prior to or the 12-month period immediately following a Change of Control (as defined in his employment agreement), then, subject to his execution of a release of claims, he will be entitled to the following severance: (i) continued payment of his base salary for 12 months, (ii) reimbursement for the differential cost of continuation of his then-current health insurance benefits under COBRA (provided Mr. Collins timely elects COBRA) for a period of 12 months, (iii) a bonus payment equal to his target bonus for the prior completed fiscal year (if not yet paid), (iv) a bonus payment equal to his target bonus prorated for the number of months Mr. Collins was employed during the then-current fiscal year prior to termination, (v) immediate vesting, as of the termination date, of any outstanding unvested options and any other unvested equity awards held by Mr. Collins at the time of termination, and (vi) any vested options will remain exercisable until the earlier of 90 days following his termination and the original expiration date of the applicable option.

Monica L. Greenberg

If Ms. Greenberg’s employment is terminated by us without Cause or if she resigns with Good Reason (as such terms are defined in the letter agreement she received in connection with the Retention Program) prior to July 12, 2024, then, subject to her execution of a release of claims, she will be entitled to the following severance: (i) continued payment of her base salary for six months, (ii) reimbursement for the differential cost of continuation of her then-current health insurance benefits under COBRA (provided Ms. Greenberg timely elects COBRA) for a period of six months, and (iii) immediate vesting, as of the termination date, of any RSUs and stock options that would have

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Executive Compensation
vested in the 12-month period following her termination. If the benefits payable to Ms. Greenberg are subject to Sections 280G and 4999 of the Code, such payments will be reduced to the extent necessary to provide Ms. Greenberg with the greatest after-tax benefit.

If Ms. Greenberg’s employment is terminated by us without Cause (as defined in her employment agreement) or Ms. Greenberg’s employment is Constructively Terminated (as defined in her employment agreement) on or after July 12, 2024, then, subject to her execution of a release of claims, she will be entitled to receive the following severance: (i) a lump sum severance payment equal to six months of her then-current base salary, (ii) provided that she timely elects and is eligible for COBRA, continued enrollment in any health benefits in place at the time of her termination for six months following her termination at the same cost as for active employees, (iii) all of her unvested options will immediately vest and become exercisable upon such termination, and (iv) any vested options will remain exercisable until the earlier of 12 months following her termination and the original expiration date of the applicable option.

If there is a Change of Control (as defined in her employment agreement) and Ms. Greenberg is terminated by us without Cause or Ms. Greenberg is Constructively Terminated, in either case, within 12 months following the Change of Control, then, subject to her execution of a release of claims, she will be entitled to receive the same severance described in the paragraph immediately above, except the lump sum severance payment will be equal to nine months of her then-current base salary.

Alex Kroman

If Mr. Kroman’s employment is terminated by us without Cause or if he resigns with Good Reason (as such terms are defined in the letter agreement he received in connection with the Retention Program) prior to July 12, 2024, then, subject to his execution of a release of claims, he will be entitled to the following severance: (i) continued payment of his base salary for six months, (ii) reimbursement for the differential cost of continuation of his then-current health insurance benefits under COBRA (provided Mr. Kroman timely elects COBRA) for a period of six months, and (iii) immediate vesting, as of the termination date, of any RSUs and stock options that would have vested in the 12-month period following his termination. If the benefits payable to Mr. Kroman are subject to Sections 280G and 4999 of the Code, such payments will be reduced to the extent necessary to provide Mr. Kroman with the greatest after-tax benefit.

If Mr. Kroman’s employment is terminated by us without Cause or if he resigns with Good Reason on or after July 12, 2024, and outside of the 12-month period following a Change of Control (each, as defined in his employment agreement), then, subject to his execution of a release of claims, he will be entitled to the following severance: (i) continued payment of his base salary for three months and (ii) any earned, but unpaid, annual bonus for the completed fiscal year prior to termination (prorated for any partial year).

If Mr. Kroman’s employment is terminated by us without Cause or if he resigns with Good Reason within the 12-month period following a Change of Control, then, subject to his execution of a release of claims, he will be entitled to receive the same severance described above, plus (i) (a) if the termination occurs prior to March 1, 2025, he will automatically vest in any RSUs (or stock options, if applicable) that would have vested during the 12-month period following his termination, or (b) if the termination occurs on or after March 1, 2025, he will fully vest in any outstanding RSUs (or stock options, if applicable) that would have vested during the 24-month period following his termination, and (ii) any of his vested options will remain exercisable until the earlier of 90 days following his termination and the original expiration date of the applicable option.

Jeffrey Ford

If Mr. Ford’s employment is terminated by us without Cause or if he resigns with Good Reason outside of the 12-month period following a Change of Control (each, as defined in his employment agreement), then, subject to his execution of a release of claims, he will be entitled to the following severance: (i) continued payment of his base

PROXY STATEMENT	70

Executive Compensation
salary for three months, and (ii) any earned, but unpaid, annual bonus for the completed fiscal year prior to termination (prorated for any partial year).

If Mr. Ford’s employment is terminated by us without Cause or if he resigns with Good Reason within the 12-month period following a Change of Control, then, subject to his execution of a release of claims, he will be entitled to receive the same severance describe above, plus (i) (a) if the termination occurs prior to August 14, 2024, he will automatically vest in any RSUs (or stock options, if applicable) that would have vested during the 12-month period following his termination, or (b) if the termination occurs on or after August 14, 2024, he will fully vest in any outstanding RSUs (or stock options, if applicable), and (ii) any of his vested options will remain exercisable until the earlier of 90 days following his termination and the original expiration date of the applicable option.

Robert P. LoCascio

As a result of the Company’s nonrenewal of the LoCascio Employment Agreement, following the end of Mr. LoCascio’s term of employment on December 31, 2023, under the terms of Separation and Release of Claims Agreement entered into between the Company and Mr. LoCascio, Mr. LoCascio became entitled to the severance payments and benefits generally consistent with the terms of his employment agreement, including: (i) $917,700 of severance pay, representing 18 months of Mr. LoCascio’s base salary, $611,800 of which was paid in the first quarter of 2024, and the remaining amount will be paid in 2025, (ii) a lump sum payment of $1,376,595 representing the agreed amount of bonus-related severance to which Mr. LoCascio was entitled under the terms of his employment agreement, (iii) payment of what would have been the employer portion of the premiums for the Company’s group health insurance coverage to be put toward Mr. LoCascio’s COBRA continuation payments for 18 months (or until he is eligible for coverage through another employer), and (iv) immediate vesting of any stock options and 34,075 time-based RSUs that would have vested during the two years following December 31, 2023. As provided for under the terms of his employment agreement, Mr. LoCascio was also entitled to retain any stock options that had vested prior to his separation date and those options would remain exercisable until December 31, 2025. However, as part of the separation agreement, the Company and Mr. LoCascio agreed that all of Mr. LoCascio’s stock options, whether or not vested, would be canceled immediately, except for 80,000 vested stock options granted in May 2017, with an exercise price of $7.60, which remain exercisable by Mr. LoCascio until December 31, 2025. Following his separation, Mr. LoCascio continues to be subject to the confidentiality and other post-employment obligations set forth in his employment agreement and related proprietary information agreement.

Equity Compensation Plan Information
The following table summarizes the number of securities underlying outstanding options and RSUs granted to employees and directors, as well as the number of securities remaining available for future issuance, under LivePerson’s equity compensation awards as of December 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2023(1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans as of December 31, 2023 (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,411,372	$23.52	3,103,335(3)
Equity compensation plans not approved by security holders	2,055,504	$18.32	659,783(4)
Total	8,466,876		3,763,118

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Executive Compensation
(1)Consists of options to purchase shares of our common stock, as well as RSU awards, each representing the right to acquire shares of our common stock. In respect of the plans approved by security holders, including the 2000 Stock Incentive Plan, 2009 Stock Incentive Plan and 2019 Stock Incentive Plan, the number of shares reported represents 3,023,500 shares subject to stock options and 3,387,872 RSUs. For purposes of this table, the number of RSUs includes a number in respect of PRSUs granted under the 2019 Stock Incentive Plan that assumes the highest level of performance for the three-year performance period applicable to the award has been achieved. In respect of the plan not approved by security holders, including the Inducement Plan (described below), the number of shares reported represents 558,764 shares subject to stock options, and 1,496,740 RSUs.
(2)The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSU awards or performance stock units, which have no exercise price.
(3)Consists of 2,059,279 shares remaining available for issuance under the 2019 Stock Incentive Plan and 1,044,056 shares remaining available for issuance under the 2019 Employee Stock Purchase Plan.
(4)Represents shares under the 2018 Inducement Plan, which is intended to qualify as an “inducement plan” under Nasdaq rule 5635(c)(4).

Amended and Restated LivePerson, Inc. 2018 Inducement Plan
On January 19, 2018, the Board adopted the LivePerson, Inc. 2018 Inducement Plan (which has been subsequently amended and restated) (as amended and restated, the “Amended and Restated Inducement Plan”). The Amended and Restated Inducement Plan provides for the grants of awards of stock options, stock appreciation rights, restricted stock, RSUs and other stock and cash-based awards to persons who have not previously been an employee or director of the Company, or to an individual following a bona fide period of non-employment with the Company, as an inducement for the individual’s entering into employment with the Company. The purpose of the Amended and Restated Inducement Plan is to help the Company provide an inducement to attract and retain the employment services of new employees, to motivate those new employees whose potential contributions are important to the success of the Company to accept an offer of employment by providing them with equity ownership opportunities, and to advance the interests of the Company’s stockholders by providing incentives to those eligible individuals who are expected to make important contributions to the Company.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, the Board will make equitable adjustments to the maximum number and type of shares or other securities that may be issued under the Amended and Restated Inducement Plan, the maximum number and type of shares that may be granted to any participant in any calendar year, the number and type of shares subject to outstanding awards, the exercise price or grant price of outstanding awards and other necessary adjustments in connection with the Amended and Restated Inducement Plan.

The Amended and Restated Inducement Plan is administered by our Board. Pursuant to the terms of the Amended and Restated Inducement Plan, subject to applicable law, our Board may delegate certain authority under the Amended and Restated Inducement Plan to one or more of its committees or subcommittees or one or more of our officers, provided that the authority to grant equity awards to future employees whom will be considered to be “executive officers” and/or “officers” under Rules 3b-7 and 16a-1, respectively, of the Exchange Act may not be delegated to our officers. Subject to the provisions of the Amended and Restated Inducement Plan, the Board has the power to select the recipients of awards, to determine the number of shares subject to any award, to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to awards, to determine whether, and the extent to which, adjustments are required under the Amended and Restated Inducement Plan, and to determine the terms and conditions of awards. Our Board may also modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Amended and Restated Inducement Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

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Executive Compensation

Stock Options
Our Board may grant nonqualified stock options under the Amended and Restated Inducement Plan. The number of shares covered by each stock option granted to a participant (subject to the Amended and Restated Inducement Plan’s stated limit) and all other terms and conditions will be determined by our Board. The stock option exercise price is established by our Board and must be at least 100% of the fair market value of a share on the date of grant. Consistent with applicable laws, regulations and rules, and to the extent authorized by the Board, payment of the exercise price of stock options may be made in one or more of the following: (i) cash or check, (ii) broker assisted cashless exercise, (iii) shares of our common stock, (iv) net exercise, (v) delivery to us of a promissory note, (vi) any other lawful means, or (vii) any combination of these permitted forms of payment. The Amended and Restated Inducement Plan prohibits decreasing the exercise price of an option or canceling an option and replacing it with an award with a lower exercise price.
After a termination of a participant’s services with the Company, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the applicable stock option agreement. Unless otherwise provided by the Board, unvested stock options will generally expire upon termination of the participant’s employment and vested stock options will generally expire immediately following a termination for cause. In no event, however, may a stock option be exercised beyond its original expiration date. The term of a stock option will not exceed 10 years from the date of grant.

Stock Appreciation Rights
Our Board may grant stock appreciation rights under the Amended and Restated Inducement Plan. Stock appreciation rights typically provide for the right to receive the appreciation in the fair market value of our common stock between the grant date and the exercise date. Our Board may grant stock appreciation rights either alone or in tandem with a stock option granted under the Amended and Restated Inducement Plan. The number of shares of our common stock covered by each stock appreciation right (subject to the Amended and Restated Inducement Plan’s stated limit) and all other terms and conditions will be determined by our Board. Stock appreciation rights are generally subject to the same terms and limitations applicable to options or, when granted in tandem with an option, to the same terms as the option. Stock appreciation rights may be paid in cash or shares or any combination of both, as determined by the Board in its sole discretion. Unless otherwise approved by our stockholders, the Amended and Restated Inducement Plan prohibits decreasing the exercise price of a stock appreciation right or canceling a stock appreciation right and replacing it with an award with a lower exercise price.

Restricted Stock
Our Board may award shares of restricted stock under the Amended and Restated Inducement Plan. Our Board will determine the terms of any restricted stock award, including the number of shares subject to such award (subject to the Amended and Restated Inducement Plan’s stated limit), and conditions for vesting and repurchase. Participants holding restricted stock will be entitled to all ordinary cash dividends paid with respect to such shares, which dividends shall be accrued and become payable when and if the restricted stock vests. When the restricted stock award conditions are satisfied, the shares will no longer be subject to forfeiture as the participant is vested in the shares and has complete ownership of the shares.

Restricted Stock Units
Our Board may also grant an award of RSUs under the Amended and Restated Inducement Plan. An RSU is a bookkeeping entry representing an amount equivalent to the fair market value of one share of our common stock. Participants are not required to pay us any consideration at the time of grant of an RSU award. Our Board will determine the terms of any RSU award, including the number of shares covered by such award (subject to the Amended and Restated Inducement Plan’s stated limit), and the conditions for vesting and repurchase. RSU awards

PROXY STATEMENT	73

Executive Compensation
may include a dividend equivalent right feature, but any dividends payable to stockholders will accrue with respect to the RSU and become payable only when and if the underlying RSU vests. When the participant satisfies the conditions of an RSU award, we will pay the participant cash or shares of our common stock to settle the vested RSUs. Our Board may permit a participant to elect to defer the settlement of his or her vested RSU award until a later date; provided that such deferral election must be made pursuant to an exemption from, or in compliance with, Section 409A of the Code.

Other Stock-Based and Cash-Based Awards
Under the Amended and Restated Inducement Plan, our Board may also grant awards of shares of our common stock or other awards denominated in cash. Our Board will determine the terms of any such stock-based or cash-based award, including the number of shares or amount of cash, as applicable, covered by such award (subject to the Amended and Restated Inducement Plan’s stated limit), and the conditions for vesting.

Performance Awards
Our Board may grant performance awards under the Amended and Restated Inducement Plan. Performance awards provide participants with the opportunity to earn a payout subject to the award only if certain performance goals or other vesting criteria are achieved. Our Board will establish the performance goals or other vesting in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. Our Board has discretion to determine other terms of the performance award, including the number of shares or value subject to a performance award (subject to the Amended and Restated Inducement Plan’s stated limit), the period as to which performance is to be measured, any applicable forfeiture provisions and any other terms and conditions consistent with the Amended and Restated Inducement Plan. After the completion of the performance period applicable to the award, our Board will measure performance against the applicable goals and other vesting criteria and determine whether any payment will be made under the award. If the participant satisfies the conditions of the performance share award, we will pay the participant cash or shares or any combination of both to settle the award.

Performance Goals
Our Board may establish performance criteria and level of achievement versus such criteria that will determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on certain performance goals (as described below). The performance criteria for each such performance award will be based on one or more of the following measurable performance goals: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total stockholder return, (o) introduction of new products, (p) expansion into new markets or (q) achievement of any other strategic, operational or individual performance goals as the Board may determine.
These performance goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Our Board may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may: (i) vary by participant and may be different for different awards and (ii) be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Board.

PROXY STATEMENT	74

Executive Compensation
Transferability of Awards
Awards granted under the Amended and Restated Inducement Plan generally may not be transferred other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. Our Board may in its sole discretion permit and subject to certain conditions provide for the gratuitous transfer of an award to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof to the extent permitted under Form S-8 under the Securities Act.

Reorganization Event
In the event of a reorganization event of the Company, each outstanding award will be treated as our Board determines, including, without limitation, that each award may be assumed or an equivalent option or right substituted by the successor corporation, or in the case of stock options, may be terminated after giving holders notice of such pending termination and a change to exercise the option prior to the reorganization event. In addition, the vesting of awards that are unvested at the time of a reorganization event does not automatically accelerate, but our Board may cause any vesting to accelerate or restrictions lapse in connection with the change in control event. In the case that stockholders are receiving a cash payment for each share in a reorganization event, our Board may also provide that all awards will be canceled in connection with the reorganization event in exchange for the holder of such award receiving a cash payment for each share underlying the award in the same amount as the stockholders receive, or, in the case of options, the excess, if any, between the amount a stockholder is receiving and the exercise price of the stock option. Our Board will generally not be required to treat all awards, all awards held by a participant, or all awards of the same type, similarly in the transaction. Upon the occurrence of a liquidation or dissolution of the Company, except to the extent specifically provided otherwise in the restricted stock or RSU award agreement or any other agreement between a participant and us, all restrictions and conditions on all restricted stock and RSU awards then outstanding will automatically be deemed terminated or satisfied.

Amendment and Termination
Our Board may amend, suspend or terminate the Amended and Restated Inducement Plan at any time and for any reason, provided that any amendment may not materially and adversely affect the rights of the existing participants under the Amended and Restated Inducement Plan. No award will be made that is conditioned upon stockholder approval of any amendment to the Amended and Restated Inducement Plan. The Amended and Restated Inducement Plan will terminate on January 19, 2028, unless re-adopted or extended by the stockholders prior to or on such date or unless terminated earlier by the Board.
Forfeiture Events; Clawback
Awards granted pursuant to the Amended and Restated Inducement Plan shall be subject to the terms of any clawback policy adopted by us as in effect from time to time, as well as any recoupment/forfeiture provisions required by law and applicable to us or our subsidiaries or specified in any award agreement. Please refer to the section of this Proxy Statement titled “Compensation Recovery Policy” above for additional information on our clawback policy.

PROXY STATEMENT	75

Executive Compensation
Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain measures of the Company’s financial performance. For further information concerning the Company’s pay-for-performance philosophy and how our Compensation Committee aligns executive compensation with the Company’s performance, refer to the section of this Proxy Statement titled “Compensation Discussion and Analysis.”
The tabular and narrative disclosures provided below are intended to be calculated in a manner consistent with the applicable SEC rules and may reflect reasonable estimates and assumptions where appropriate.
Pay Versus Performance Table
The following table provides information required under the SEC’s Item 402(v) of Regulation S-K disclosing (i) a measure of total compensation (calculated in the same manner as compensation is calculated for purposes of the Summary Compensation Table) for our principal executive officers (“PEOs”) and, as an average, for our other named executive officers (“Non-PEO NEOs”), (ii) a measure of compensation referred to as “compensation actually paid” (calculated in accordance with Item 402(v) of Regulation S-K) for our PEOs and, as an average, for our Non-PEO NEOs, and (iii) select financial performance measures, in each case, for our four most recently completed fiscal years.

Year	Summary Compensation Table Total for		Compensation Actually paid to		Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Loss ($ in thousands)	Adjusted EBITDA ($ in thousands)
	John D. Collins ($)	Robert LoCascio ($)	John D. Collins ($)	Robert LoCascio ($)			Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
(a)	(b) (1)	(c ) (1)	(d) (2)	(e) (2)	(f) (3)	(g) (4)	(h) (5)	(j) (6)	(j) (7)	(k) (8)
2023	2,479,319	640,773	1,135,071	284,336	1,088,146	728,513	10.24	210.85	(100,435)	25,864
2022	—	2,955,255	—	(4,034,728)	2,637,784	750,818	27.41	134.82	(225,747)	(16,179)
2021	—	5,195,079	—	659,690	1,806,298	(2,193,543)	96.54	189.64	(124,974)	29,142
2020	—	6,003,422	—	22,886,354	1,858,425	4,151,106	168.19	142.21	(107,594)	37,931
(1)During the fiscal year 2023, Mr. Robert LoCascio served as PEO until August 7, 2023, and Mr. John Collins was appointed interim PEO effective as of August 7, 2023. Accordingly, the dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. LoCascio (who had been our PEO since founding the Company in 1995) and the dollar amounts reported in column (c) are the amounts of total compensation reported for Mr. Collins (who had been in dual role of interim PEO and CFO during the fiscal year 2023) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the section of this Proxy Statement titled “Summary Compensation Table.”
(2)The dollar amount reported in column (d) represents the amount of “compensation actually paid” to Mr. Collins for the 2023 fiscal year, as computed in accordance with Item 402(v) of Regulation S-K and as further described below. The dollar amount does not reflect the actual amount of compensation earned by or paid to Mr. Collins during the 2023 fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Collins’ total compensation for the 2023 fiscal year to determine the compensation actually paid:

PROXY STATEMENT	76

Executive Compensation

Year	Reported Summary Compensation Table Total for John D. Collins ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Compensation Actually Paid to John D. Collins ($)
2023	2,479,319	(1,450,059)	105,811	1,135,071
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the 2023 fiscal year. Refer to the section of this Proxy Statement titled “Summary Compensation Table.” We have never provided pension benefits to our NEOs; therefore, no adjustments to the Summary Compensation Table total for changes in pension values are necessary.
(b)The equity award adjustments for the 2023 fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the 2023 fiscal year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the 2023 fiscal year (from the end of the 2022 fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the 2023 fiscal year; (iii) for awards that are granted and vest in the 2023 fiscal year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the 2023 fiscal year, the amount equal to the change as of the vesting date (from the end of the 2023 fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the 2023 fiscal year, a deduction for the amount equal to the fair value at the end of the 2022 fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the 2023 fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the 2023 fiscal year. The valuation assumptions used to calculate the fair value were updated as of each measurement date and will differ from those disclosed as of the grant date. The methodology used to develop the valuation assumptions as of each applicable measurement date is consistent with those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments of Mr. Collins are as follows:

Year	Year-End Fair Value of Equity Awards Granted in the Year and that are Unvested ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equity Award Adjustments ($)
2023	1,186,369	779,717	—	(300,840)	—	—	105,811
The dollar amount reported in column (e) represents the amount of “compensation actually paid” to Mr. LoCascio for the 2023 fiscal year, as computed in accordance with Item 402(v) of Regulation S-K and as further described below. The dollar amount does not reflect the actual amount of compensation earned by or paid to Mr. LoCascio during the 2023 fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. LoCascio’s total compensation for each year to determine the compensation actually paid, using the same methodology described above:

Year	Reported Summary Compensation Table Total for Robert LoCascio ($)	Reported Value of Equity Awards ($)	Equity Award Adjustments ($) (a)	Compensation Actually Paid to Robert LoCascio ($)
2023	640,773	—	(356,437)	284,336
(a)The amounts deducted or added in calculating the equity award adjustments of Mr. LoCascio are as follows:

PROXY STATEMENT	77

Executive Compensation

Year	Year-End Fair Value of Equity Awards Granted in the Year and that are Unvested ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equity Award Adjustments ($)
2023	—	—	—	(356,437)	—	—	(356,437)
(a)For purposes of valuing the PRSUs granted in fiscal year 2022, we assumed achievement of the performance metrics at 100% target level.

(3)The dollar amounts reported in column (f) represent the average of the amounts reported for the Non-PEO NEOs in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Monica L. Greenberg, Alex Kroman, and Jeffrey Ford; (ii) for 2022, Mr. Collins, Ms. Greenberg, and Norman M. Osumi; (iii) for 2021, Mr. Collins, Ms. Greenberg, Mr. Osumi, and Alexander Spinelli; and (iv) for 2020, Mr. Collins, Ms. Greenberg, Mr. Spinelli, Daryl J. Carlough, and Christopher E. Greiner.
(4)The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the Non-PEO NEOs specified in footnote (3), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs during the 2023 fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for the 2023 fiscal year to determine the compensation actually paid, using the same methodology described above in footnote (2):

Year	Average Reported Summary Compensation Table Total for non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	1,088,146	(679,780)	320,147	728,513

(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year-End Fair Value of Equity Awards Granted in the Year and that are Unvested ($)	Average Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Prior Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Average Equity Award Adjustments ($)
2023	631,151	(258,969)	—	(52,035)	—	—	320,147

(5) Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6) Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Standard & Poor 500’s Information Technology Index (the “Index”).

PROXY STATEMENT	78

Executive Compensation
(7) The dollar amounts reported represent our net income (loss), as reflected in the Company’s audited financial statements for the applicable year.
(8) Adjusted EBITDA is defined as net (loss) income, before provision for (benefit from) income taxes, interest income (expense), net, other income (expense), net, depreciation and amortization, stock-based compensation, restructuring costs, transaction-based acquisition costs, contingent earn-out adjustments and other non-cash charges. While the Company uses several financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the NEOs, for the most recently completed fiscal year, to the Company’s performance.

Financial Performance Measures
As described in greater detail in the section of this Proxy Statement titled “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the long-term value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the NEOs, for the most recently completed fiscal year, to the Company’s performance are set forth in the following table:

Most Important Financial Performance Measures in Fiscal Year 2023
Adjusted EBITDA
Revenue
Relative TSR
For further information concerning the Company’s variable pay-for-performance philosophy and how the Company uses these financial performance measures to align executive compensation with the Company’s performance, refer to the section of this Proxy Statement titled “Compensation Discussion and Analysis.”

Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail in the section of this Proxy Statement titled “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several financial performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay Versus Performance Table. Moreover, the Company generally seeks to incentivize creation of long-term stockholder value, and, therefore, does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

PROXY STATEMENT	79

Executive Compensation
Compensation Actually Paid and Cumulative TSR
As demonstrated by the following graph, the Company’s cumulative TSR over the four-year period presented in the Pay Versus Performance Table was -94%, while the cumulative TSR of the peer group presented for this purpose, the Index, was 48% over the four years presented in the table. The Company’s cumulative TSR outperformed the Index in 2020 and underperformed the Index in 2021, 2022, and 2023.

Compensation Actually Paid vs. Cumulative TSR
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
Compensation Actually Paid
$210
$175
$140
$105
$70
$35
$0
2020
2021
2022
2023
Fiscal Year
Compensation Actually Paid to Rob Locascio
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to John Collins
LivePerson TSR
Index TSR

PROXY STATEMENT	80

Executive Compensation
Compensation Actually Paid and Net Income (Loss)

As demonstrated by the following table, the amount of compensation actually paid to the PEOs (Mr. Collins and Mr. LoCascio) and the average amount of compensation actually paid to the Non-PEO NEOs is generally aligned with the Company’s net income (loss) over the four years presented in the Pay Versus Performance Table.

Compensation Actually Paid vs. Net Income (Loss)
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
Compensation Actually Paid
$0
-$40
-$80
-$120
-$160
-$200
-$240
Net Income (Loss) (in millions)
2020
2021
2022
2023
Fiscal Year
Compensation Actually Paid to Rob Locascio
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to John Collins
Net Income (Loss)

PROXY STATEMENT	81

Executive Compensation
Compensation Actually Paid and Adjusted EBITDA
As demonstrated by the following graph, the amount of compensation actually paid to the PEOs (Mr. Collins and Mr. LoCascio) and the average amount of compensation actually paid to the Non-PEO NEOs is generally aligned with the Company’s Adjusted EBITDA over the four years presented in the Pay Versus Performance Table.

PROXY STATEMENT	82

Ownership of Securities
OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of September 20, 2024, unless otherwise indicated in the footnotes below, by:
•each person or group of affiliated persons whom we know to beneficially own more than five percent of our common stock;
•each of our named executive officers identified in the “Summary Compensation Table” included in this Proxy Statement on page 58;
•each of our directors and nominees; and
•all of our directors and executive officers as a group.

A person is deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after September 20, 2024, including any shares of our common stock subject to an option that are exercisable or will be exercisable, or RSUs that have vested or will vest, within 60 days after September 20, 2024.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 90,258,009 shares of common stock outstanding on September 20, 2024 (excluding shares held in treasury). Unless otherwise indicated, the persons named in the table directly own the shares and have sole voting and sole investment control with respect to all shares beneficially owned:

PROXY STATEMENT	83

Ownership of Securities

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Common Stock Outstanding (%)
5% Stockholders
Vector Capital VI, L.P. (3)	10,899,456	12%
The Vanguard Group (4)	8,132,745	9%
Divisadero Street Capital Management, LP (5)	4,999,943	6%
Solel Partners LP (6)	4,732,200	5%

Executive Officers and Directors
William G. Wesemann (7)	540,852	*
Monica L. Greenberg (8)	387,054	*
John D. Collins (9)	283,752	*
Kevin C. Lavan (10)	228,922	*
Jill Layfield (11)	215,852	*
Vanessa Pegueros (12)	89,993	*
Yael Zheng (13)	87,944	*
James Miller (14)	84,944	*
Bruce Hansen (15)	84,944	*
Jeffrey Ford (16)	60,160	*
Alex Kroman	—	*
John Sabino	—	*
Karin-Joyce (K.J.) Tjon	—	*
Dan Fletcher	—	*
Robert P. LoCascio (17)	2,141,022	2%
Directors and Executive Officers as a group (14 persons) (18)	2,064,417	2%
*Less than 1%.
(1)Unless noted otherwise, the business address of each beneficial owner is c/o LivePerson, Inc., 530 Seventh Avenue, Floor M1, New York, New York 10018.

(2)Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investment power with respect to the shares shown as beneficially owned.

(3)Based solely on our review of the Schedule 13D filed with the SEC on October 22, 2024 by Vector Capital VI, L.P., Vector Capital Management, L.P., Vector Capital, L.L.C. and Alexander R. Slusky (collectively, “Vector Capital”) each of whose address is One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94105. Vector Capital has reported that it has shared voting power as to all 10,899,456 shares and shared dispositive power as to all 10,899,456 shares.

(4)Based solely on our review of the Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, whose address is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group reported that it has shared voting power as to 127,967 shares, sole dispositive power as to 7,979,173 shares and shared dispositive power as to 153,572 shares.

(5)Based solely on our review of the Schedule 13G filed with the SEC on March 4, 2024 by Divisadero Street Capital Management, LP, Divisadero Street Partners, L.P., Divisadero Street Partners GP, LLC and William Zolezzi (collectively, “Divisadero Street Capital”) each of whose address is 3480 Main Highway, Suite 204, Miami, FL 33133. Divisadero Street Capital reported that it has shared voting power as to all 4,999,943 shares and shared dispositive power as to all 4,999,943 shares.

PROXY STATEMENT	84

Ownership of Securities
(6)Based solely on our review of the Schedule 13G filed with the SEC on February 14, 2024 by Solel Partners LP, whose address is 699 Boylston Street, 15th Floor, Boston, MA 02116. Solel Partners LP reported that it has sole voting power and sole dispositive power as to all 4,732,200 shares.

(7)Includes 166,017 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 20, 2024 and 59,881 RSUs vesting within 60 days of September 20, 2024.

(8)Includes 277,920 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 20, 2024.

(9)Includes 86,694 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 20, 2024.

(10)Includes 149,917 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 20, 2024 and 59,881 RSUs vesting within 60 days of September 20, 2024.

(11)Includes 141,017 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 20, 2024 and 59,881 RSUs vesting within 60 days of September 20, 2024.

(12)Includes 59,881 RSUs vesting within 60 days of September 20, 2024.

(13)Of the total shares held by Ms. Zheng, 3,000 shares of common stock are held by Ms. Zheng indirectly through the Winthrop Alan White and Yael Zheng Revocable Trust, a trust of which Ms. Zheng is a co-trustee with her spouse. Includes 59,881 RSUs vesting within 60 days of September 20, 2024.

(14) Includes 59,881 RSUs vesting within 60 days of September 20, 2024.

(15) Includes 59,881 RSUs vesting within 60 days of September 20, 2024.

(16) Includes 60,160 RSUs vesting within 60 days of September 20, 2024.

(17)The 2,141,022 shares of common stock held by Mr. LoCascio are held indirectly by Mr. LoCascio through Ikon LP, a limited partnership of which Mr. LoCascio is the sole owner. Includes 80,000 shares underlying option that are currently exercisable or that will be exercisable at or within 60 days of September 20, 2024. The principal address of each of Mr. LoCascio and Ikon LP is 2625 Middlefield Road, Suite 437, Palo Alto, CA 94306. Information contained in this footnote is based on the Schedule 14A filed with the SEC on August 20, 2024 by a group of persons, including Mr. LoCascio, and other information available to the Company.

(18)Does not include shares beneficially owned by Mr. LoCascio, as he was no longer employed by the Company as of December 31, 2023. Includes 821,565 shares underlying options that are currently exercisable or that will be exercisable at or within 60 days of September 20, 2024, 479,327 RSUs vesting within 60 days of September 20, 2024, and 3,000 shares of which the current directors and executive officers are indirect beneficial owners.

PROXY STATEMENT	85

Proposal No. 4 Ratification of Our Tax Benefits Preservation Plan
PROPOSAL NO. 4 RATIFICATION OF OUR TAX BENEFITS PRESERVATION PLAN
On January 22, 2024, the Company entered into a Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”) with Equiniti Trust Company, LLC, in its capacity as Rights Agent, and the Board authorized a dividend of one right (a “Right”) for each outstanding share of common stock, which was paid to all record holders of common stock at the close of business on February 1, 2024 (the “Plan Record Date”). We seek approval of the Tax Benefits Preservation Plan so that it may remain in effect through January 21, 2027 unless earlier terminated by the Company’s Board of Directors. The Board believes that stockholder approval of the Tax Benefits Preservation Plan so that it can be retained through January 21, 2027 if the Board determines to do so is in the Company’s and its stockholders’ best interest.

As of June 30, 2024, we had approximately $579 million of federal net operating loss carryforwards (“NOLs”), of which approximately $459 million currently are not subject to an annual use limitation pursuant to Section 382 of the Internal Revenue Code (the "Code"). Our NOLs can be utilized to offset federal taxable income, including taxable cancellation of indebtedness income resulting from our debt refinancing efforts. In connection with our debt restructuring efforts to date in fiscal year 2024, we generated approximately $58 million of taxable cancellation of indebtedness income and used a portion of our NOLs to offset the resulting cash tax expense that otherwise would have been payable. We may generate additional taxable cancellation of indebtedness income in the future if we refinance additional amounts of our existing debt at a discount, which taxable cancellation of indebtedness income could be significant. Our NOLs, in particular those not subject to an annual use limitation, should be available to offset cash tax expense that otherwise would be payable in connection with such debt refinancing.

Reasons for the Tax Benefits Preservation Plan

The purpose of the Tax Benefits Preservation Plan is to reduce the risk of substantial impairment to our NOLs that could result from inadvertent triggering of an “ownership change” within the meaning of Section 382 of the Code, and the Treasury Regulations thereunder. In general, an “ownership change” would occur if our “5% stockholders” (within the meaning of Section 382 of the Code) increase their aggregate ownership in the Company over a rolling three-year period by more than 50 percentage points over their lowest aggregate ownership percentage.

The Board adopted the Tax Benefits Preservation Plan after a determination that, as a result of an announced accumulation of more than 10% of our common stock by a new stockholder, taken together with other changes in ownership of our common stock over the last three years, the Company was significantly closer to triggering an “ownership change” within the meaning of Section 382, which would substantially impair the Company’s ability to utilize its NOLs.

The Tax Benefits Preservation Plan aims to preserve our NOLs by creating a disincentive for any stockholder to accumulate beneficial ownership (as defined in the Tax Benefits Preservation Plan, as amended) of our common stock of 4.9% or more, or further accumulate our common stock if the stockholder’s beneficial ownership already exceeds 4.9%, in each case without the approval of the Board.

There is no assurance, however, that the Tax Benefits Preservation Plan will prevent an “ownership change” within the meaning of Section 382 of the Code.

The following is a summary description of the material terms and conditions of the Tax Benefits Preservation Plan. This summary is intended to provide a general description only, does not purport to be complete, and is qualified in its entirety by reference to the text of the Tax Benefits Preservation Plan, which is attached hereto as Appendix B.

PROXY STATEMENT	86

Proposal No. 4 Ratification of Our Tax Benefits Preservation Plan
All capitalized terms used but not defined in this Proposal No. 4 shall have the meanings ascribed to such terms in the Tax Benefits Preservation Plan.

Summary of the Tax Benefits Preservation Plan

Rights; Distribution Date; Exercise Period

The Rights are not exercisable until a Distribution Date (as described below) occurs. Prior to a Distribution Date, (i) the Rights will be evidenced solely by notations in the book entry accounts for the shares of Common Stock and will be transferable only in connection with a transfer of the underlying shares of Common Stock, (ii) in connection with the issuance of any shares of Common Stock after the Plan Record Date and prior to the earlier of the Distribution Date and the Expiration Date, one Right will be issued for each share of Common Stock issued, subject to adjustment pursuant to the Tax Benefits Preservation Plan, (iii) each share of Common Stock issued after the Plan Record Date will contain a notation in the respective book entry accounts for such shares of Common Stock referencing the Rights associated with such shares and incorporating the Tax Benefits Preservation Plan by reference and (iv) any transfer of the underlying shares of Common Stock will also constitute the transfer of the Rights associated with such shares of Common Stock. Until a Right is exercised, the holder thereof, in its capacity as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends in respect of Rights.

Following the occurrence of a Distribution Date, each Right initially will entitle the registered holder thereof to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), at a purchase price of $18 per Unit, subject to adjustment as described below (the “Purchase Price”), except that, after a Flip-In Event or a Flip-Over Event, each as defined below, the Rights become exercisable for Common Stock or common stock of the surviving or acquiring entity, as described below.

Subject to certain exceptions specified in the Tax Benefits Preservation Plan, unless the Rights have been redeemed by the Board, as described below, the Rights will separate from the Common Stock and become exercisable and separately transferable at the close of business on the date (the “Distribution Date”) that is the tenth (10th) Business Day after the earlier of (i) the date on which a press release is issued or other public announcement is made indicating that a Person has become an Acquiring Person, or otherwise disclosing the existence of an Acquiring Person (the “Stock Acquisition Date”) and (ii) the date on which a tender offer or exchange offer is commenced that, upon consummation, would result in a Person becoming an Acquiring Person (or, in each case, such other date as determined by the Board, in its sole discretion).

Flip-in Trigger

In the event that any Person becomes an Acquiring Person (a “Flip-In Event”), unless such event is a “Flip-Over Event” (as described below), if the Company has not redeemed the Rights on or prior to the tenth (10th) Business Day following the Stock Acquisition Date, then each holder of Rights (other than the Acquiring Person and its affiliates and associates and certain transferees thereof) will, upon exercise of such Rights and payment of the then-current Purchase Price, be entitled to purchase shares of Common Stock having a then-current market value equal to two times the Purchase Price. All Rights that are Beneficially Owned by the Acquiring Person (and its affiliates and associates and certain transferees thereof) become null and void on the Distribution Date and may not be exercised.

Flip-over Trigger

PROXY STATEMENT	87

Proposal No. 4 Ratification of Our Tax Benefits Preservation Plan
In the event that, at any time following the Stock Acquisition Date, (i) the Company merges or consolidates with another entity and the Company is not the survivor, or the Common Stock is converted into or exchanged for other securities, cash or other property, or (ii) fifty percent (50%) or more of the Company’s assets, cash flow or earning power is sold or otherwise disposed of, each holder of Rights (other than the Acquiring Person (and its affiliates and associates and certain transferees thereof)) shall thereafter have the right to receive, upon exercise of such Rights and payment of the then-current Purchase Price, shares of common stock of the surviving or acquiring entity having a then-current market value equal to two times the then-current Purchase Price (each of the foregoing clauses (i) and (ii) above, a “Flip-Over Event”).

Exchange Feature

At any time after the Distribution Date, and prior to such time as the Acquiring Person’s Percentage Stock Ownership is fifty percent (50%) or more, the Board may, at its option, and in its sole discretion, exchange all or any portion of the outstanding and exercisable Rights (other than Rights owned by the Acquiring Person (and its affiliates and associates and certain transferees thereof), which shall have become null and void), for shares of Common Stock at an exchange ratio of one (1) share of Common Stock for each Right (which ratio is subject to adjustment to reflect stock splits, stock dividends and similar transactions).

Certain Exceptions and Exemptions

An “Acquiring Person” is any Person, together with all Affiliates and Associates of such Person, whose collective Percentage Stock Ownership is 4.9% or more subject to several exceptions described more fully in the Tax Benefits Preservation Plan, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company or any of its subsidiaries, or any entity or trustee holding Common Stock pursuant to the terms of, or for purposes of funding, any such plan; (iii) any Person, together with all of its affiliates and associates, whose collective Percentage Stock Ownership becomes 4.9% or more as a result of a reduction in the number of Company Securities outstanding due to any acquisition of Company Securities by any Exempt Person or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such Person subsequently increases its Percentage Stock Ownership; (iv) any Person, together with all of its affiliates and associates, whose Percentage Stock Ownership is 4.9% or more as of the time of the Company’s first public announcement of the adoption of the Tax Benefits Preservation Plan, unless and until such Person subsequently increases its Percentage Stock Ownership without prior written consent of the Company (upon approval by the Board, in its sole discretion) or decreases its Percentage Stock Ownership below 4.9%; (v) any Person, together with all of its affiliates and associates, whose Percentage Stock Ownership became 4.9% or more inadvertently, if such Person, within ten (10) Business Days of being requested by the Company to do so, certifies to the Company that it became an Acquiring Person inadvertently and who, together with all of its affiliates and associates, thereafter disposes of a number of Company Securities so that it ceases to be an Acquiring Person; (vi) any Person who would become an Acquiring Person solely as a result of (a) unilateral grants or issuances of Company Securities by the Company (including restricted stock), (b) pre-arranged purchases by directors, officers or employees of the Company or its subsidiaries pursuant to an employee stock purchase plan sponsored by the Company or (c) exercises of outstanding options, warrants, rights or similar interests granted by the Company to current or former directors, officers or employees of the Company or its subsidiaries; and (vii) any Person who the Board has affirmatively determined, in its sole discretion, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions imposed by the Board. Since the Tax Benefits Preservation Plan was instituted, the Board has considered and agreed to exemptions for certain holders of the Company’s common stock.

PROXY STATEMENT	88

Proposal No. 4 Ratification of Our Tax Benefits Preservation Plan
Redemption of Rights

The Board may, at its option and in its sole discretion, at any time prior to the close of business on the earlier of (i) the tenth (10th) Business Day following the Stock Acquisition Date and (ii) the Final Expiration Date (as defined below), redeem all of the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment as described above with respect to the Purchase Price (the “Redemption Price”). The Company may, at its option, pay such Redemption Price in cash, Common Stock or other consideration deemed appropriate by the Board. The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board may establish, in its sole discretion.

Expiration of Rights

The Rights will expire upon the earliest to occur of: (i) the close of business on January 21, 2027 (the “Final Expiration Date”), (ii) the close of business on January 21, 2025, if ratification of the Tax Benefits Preservation Plan by the Company’s stockholders has not been received on or prior to such date, (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, (iv) the close of business on the date set by the Board following a determination by the Board that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits and (v) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

Effect of a vote against Ratification of the Tax Benefits Preservation Plan

Neither the Company’s governing documents nor applicable law require stockholder approval of the Tax Benefits Preservation Plan. However, the Company considers this proposal for stockholders to ratify the Tax Benefits Preservation Plan to be an important opportunity for the Company’s stockholders to provide direct feedback on an important matter of corporate governance. If the Company’s stockholders do not ratify the Tax Benefits Preservation Plan, the Tax Benefits Preservation Plan will expire at the close of business on January 21, 2025 (unless ratification of the Tax Benefits Preservation Plan by the Company’s stockholders has otherwise been received on or prior to such date or unless the Board elects to earlier terminate the Tax Benefits Preservation Plan).

Regardless of whether the Tax Benefits Preservation Plan is ratified by stockholders, the Board may, at its option and in its sole discretion, at any time prior to the close of business on the earlier of (i) the tenth (10th) Business Day following the Stock Acquisition Date and (ii) the Final Expiration Date, redeem all of the Rights in whole, but not in part, at the Redemption Price. Also, even if the Tax Benefits Preservation Plan is ratified by stockholders, the Board may cause the Rights to expire following a determination by the Board that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits or that no Tax Benefits may be carried forward, as discussed above under “Expiration of Rights”.

PROXY STATEMENT	89

Proposal No. 4 Ratification of Our Tax Benefits Preservation Plan
Required Vote

The affirmative vote of a majority of the stock having voting power that is present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the subject matter of the proposal, is required to approve this Proposal No. 4.

The Board unanimously recommends a vote on the GOLD universal proxy card “FOR” the ratification of the Tax Benefits Preservation Plan.

PROXY STATEMENT	90

Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan
PROPOSAL NO. 5
AMENDMENT AND RESTATEMENT OF THE 2019 STOCK INCENTIVE PLAN

We seek approval of the amendment and restatement of our 2019 Stock Incentive Plan (the “2019 Stock Incentive Plan Amendment and Restatement”). Our Board adopted the 2019 Stock Incentive Plan Amendment and Restatement on October 1, 2024, the effectiveness of which is subject to receiving stockholder approval at the Annual Meeting. The 2019 Stock Incentive Plan Amendment and Restatement contains the following material changes:

1.authorizes an increase in the number of shares of our common stock authorized for issuance under the 2019 Stock Incentive Plan by 4,600,000 shares (the “Share Increase”); and

2.removes the “fungible share counting” structure, as further described below.

The purpose of the 2019 Stock Incentive Plan Amendment and Restatement is to allow us to continue to use equity compensation to help attract, retain and motivate employees, to grow our business and develop new products, and to ultimately advance the interest of our stockholders by increasing stockholder value. Our Board strongly believes that the approval of the 2019 Stock Incentive Plan Amendment and Restatement is critical to the ethos of a growth-focused technology company. As discussed more fully below, without stockholder approval of the 2019 Stock Incentive Plan Amendment and Restatement under this Proposal No. 5, we will be unable to continue to make competitive equity grants under the 2019 Stock Incentive Plan to our key employees. We are making this request of stockholders in order to provide us with the opportunity to continue to utilize our 2019 Stock Incentive Plan, including the ability to make annual equity grants in the normal course.

Purpose of the Proposed Amendment and Restatement

If the 2019 Stock Incentive Plan Amendment and Restatement is not approved, we will not have enough shares available under the 2019 Incentive Plan to continue use of our current equity compensation program.

Approval of the 2019 Stock Incentive Plan Amendment and Restatement is needed at this time to replenish the pool of shares available for grant as equity and equity-based awards. Under our current compensation philosophy, a meaningful portion of our key personnel receive, on an annual basis, equity grants as part of their compensation package. We believe that equity ownership by our key personnel has a direct correlation to achieving both short- and long-term financial goals and creating stockholder value. Awarding equity allows us to:

•Retain and incentivize highly skilled and qualified employees, which is critical to our ability to execute, to compete effectively in the current technology market and to continue to grow our business;

•Create employee owners, which ultimately increases employee engagement, increases value and aligns employee interests with our stockholders; and

•Provide annual pay opportunities to key talent with a reasonable mix of cash and equity components reflective of market practice.

In recent years, our ability to offer competitive equity compensation packages has been integral to hiring key performers and retaining such individuals whose contributions are instrumental in the operations of the Company,

PROXY STATEMENT	91

Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan
particularly in light of recruiting, retaining and motivating personnel that meet strategic talent requirements considered critical to the execution of the Company’s business strategy initiatives that arise from time to time.

We requested an increase in the number of shares authorized under the 2019 Stock Incentive Plan in 2023, and such increase was subsequently approved by our stockholders. As of September 25, 2024, only 735,421 shares remained authorized for issuance as new equity awards under the 2019 Stock Incentive Plan. A number of factors, including continued pressure on our share price, our use of “full value” awards rather than options for long-term equity program participants below the executive level and use of the fungible share counting provision described below (which reduces the share reserve for full value awards by 1.5 shares for every 1 share granted) depleted the 2019 Stock Incentive Plan share pool reserve. Based on the current availability, if the 2019 Stock Incentive Plan Amendment and Restatement is not approved by our stockholders, we will likely not be able to make equity grants in the normal course in 2025 as part of our employees’ annual compensation packages, and will be significantly limited in making grants to employees as part of promotions or to meet individual retention goals.

If we are limited in our ability to grant desired equity awards to our employees and other eligible individuals, we may not be able to compete for or retain key talent, and we may have to increase cash-based compensation incentives, which could work against our current philosophy of aligning the interests of our key personnel with the interests of our stockholders. This course of action could also be a distraction for our management team and employees because it would disrupt the typically scheduled operations of our compensation programs and restrict their ability to utilize equity grants to retain and motivate our employees.

For these reasons, we believe it is critical to approve the 2019 Stock Incentive Plan Amendment and Restatement at this time to ensure we have a sufficient number of shares authorized for issuance under and the continued use of, the 2019 Stock Incentive Plan as part of our compensation program in order to successfully deliver value to our stockholders.

Removal of the Current Fungible Share Counting Feature Will Improve Administration of the 2019 Stock Incentive Plan
The 2019 Stock Incentive Plan currently includes a fungible share counting provision whereby each restricted stock and RSU award (or other “full value” award) granted counts as though 1.5 shares of our common stock have been issued for purposes of monitoring share usage. The 2019 Stock Incentive Plan Amendment and Restatement will remove this provision as to full value awards granted on or after the date of the Annual Meeting. This means that, going forward, all awards granted under the 2019 Stock Incentive Plan Amendment and Restatement would be counted against the share limit as one share for every share underlying the award. Because the 1.5-for-1 formula was in place with respect to previously granted awards, any forfeitures, cancellations or other terminations of a full value award granted prior to approval of the 2019 Stock Incentive Plan Amendment and Restatement at the Annual Meeting would be returned to the share reserve as 1.5 shares for every one share underlying the award to reflect the fungible share counting formula in place at the time the award was granted. Given that the Company’s current practice generally is to grant full value awards under the 2019 Stock Incentive Plan, we do not believe that continuing to include the fungible share counting provision is necessary or appropriate, as it adds complexity that is no longer useful for stockholders’ understanding of potential future dilution levels, nor for the administration of the Plan. Our Board also believes that it is in the Company’s best interests to remove this provision, at this time, in order to create more transparency into the number of shares available for future grants, and to allow management to more effectively manage the Company’s share reserve, in particular, given the Company’s increased and ongoing use of full value awards such as RSUs as the principal form of equity awards.

PROXY STATEMENT	92

Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan

Historical Burn Rate, Proposed Share Reserve and Impact on Dilution
We recognize the dilutive impact of our equity compensation program on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment and talent market, as well as the current market conditions, in which we operate. In determining the appropriate number of shares of our common stock to add to the pool of shares available for issuance, our Board and the Compensation Committee worked with management and an independent compensation consultant to evaluate a number of factors, and carefully considered (i) the potential dilutive impact on stockholders, (ii) our historical burn rate and overhang, (iii) the number of shares remaining available under the 2019 Stock Incentive Plan (as well as under our Inducement Plan), (iv) forecasted grants, (v) the realities of equity awards being a key component of designing competitive compensation packages necessary for retaining key talent, considered to fill essential, specific, roles tied to the execution of the Company’s business initiatives, (vi) our strategic growth plans, and (vii) the interests of our stockholders. Our Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees. The 2019 Stock Incentive Plan does not contain an “evergreen” provision, so the number of shares available for issuance under the 2019 Stock Incentive Plan does not automatically increase each year.

The number of shares being requested to be newly authorized under the 2019 Stock Incentive Plan Amendment and Restatement represents approximately 5.1% of the total number of shares outstanding as of September 25, 2024. The table below shows our burn rate for the prior three fiscal years.

	Options Granted	RSUs Granted	PRSUs Granted (1)	Weighted Average Common Shares Outstanding Each Year	Burn Rate
2021	1,704,793	3,066,203	-	69,606,105	7%
2022	993,000	4,647,421	279,192	74,509,404	8%
2023	18,349	4,269,016	46,469	78,593,274	6%
(1)Represents a number in respect of performance-vesting RSUs granted under the 2019 Stock Incentive Plan assuming the target performance for the three-year performance period applicable to the award has been achieved.

In consideration of these and other factors and in light of the continued market volatility and uncertain macroeconomic climate, our Board has determined that a Share Increase in the amount of 4,600,000 shares is appropriate and in the best interest of the Company in order to continue to make competitive equity grants under the 2019 Stock Incentive Plan, which advances our compensation philosophy of creating employee-owners. Based on Company models, if the Share Increase is approved, we expect our share reserve following the Share Increase to last for 12 to 18 months. The actual amount of time this authorized pool will sustain our future share needs is difficult to predict, particularly under current market conditions, and it will depend, in part, on (i) the determination of the size of future long-term equity grants, based in part on a desire to keep compensation packages competitive in the marketplace and appropriately motivate employees; (ii) the price of our common stock at the time long-term equity awards are granted; (iii) our hiring and retention needs across our executive and employee population; and (iv) the amount of forfeitures of outstanding awards. In light of the variable nature of these factors, and, in particular, the sustained market volatility throughout the technology sector and the Company’s desire to retain and motivate its key personnel, the number of shares covered by the Share Increase may not sustain the Company’s anticipated equity grant programs for as long as current Company estimates suggest despite efforts to manage the share pool

PROXY STATEMENT	93

Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan
responsibly. If this is the case, the Company may seek additional share increase approvals when the Board determines that it is in the best interest of the Company to do so. We will continue to thoughtfully evaluate our equity-based compensation needs and projected share usage in order to responsibly manage our 2019 Stock Incentive Plan program, taking into consideration the concerns of our stockholders and need to remain competitive in our industry and move our business forward.

General
The 2019 Stock Incentive Plan Amendment and Restatement is set forth in Appendix C to this Proxy Statement. The full text of the 2019 Stock Incentive Plan, as amended through October 5, 2023 (but prior to the 2019 Stock Incentive Plan Amendment and Restatement described in this Proposal No. 5) is set forth in Exhibit 99.1 to the Form S-8 filed on November 17, 2023.

The 2019 Stock Incentive Plan, as amended and restated by the 2019 Stock Incentive Plan Amendment and Restatement (together, the “Amended and Restated 2019 Stock Incentive Plan”) continues to incorporate a number of key good governance features, as outlined below, and the following is a summary of the principal features of the Amended and Restated 2019 Stock Incentive Plan, if approved by our stockholders in accordance with this Proposal No. 5. This summary does not purport to be a complete description of all of the provisions of the Amended and Restated 2019 Stock Incentive Plan. It is qualified in its entirety by reference to the full text of the Amended and Restated 2019 Stock Incentive Plan.

Governance Highlights

Below is a summary of the material terms of the Amended and Restated 2019 Stock Incentive Plan, including its key good corporate governance features:
•The Amended and Restated 2019 Stock Incentive Plan share reserve does not benefit from liberal share recycling provisions, and the limited recycling provision specifically prohibits shares of common stock used by a participant to cover the payment of the exercise price of a stock option and tax obligations related to an award from being added back to the number of shares available for future award grants.
•The Amended and Restated 2019 Stock Incentive Plan does not include an “evergreen” share reserve provision.
•The Amended and Restated 2019 Stock Incentive Plan limits the overall number of shares of common stock that may be used with respect to grants to directors that are not employees of the Company at the time of grant.
•Stock options and stock appreciation rights granted under the Amended and Restated 2019 Stock Incentive Plan must be granted with an exercise price (or measurement price, as applicable) that is not less than the fair market value (as defined under the Amended and Restated 2019 Stock Incentive Plan) of a share of our common stock on the date of grant.
•The exercise price of any outstanding award may not be reduced, whether through amendment, cancellation or replacement grants with options, other awards and/or cash, or by any other means without stockholder approval.
•Awards are subject to certain minimum vesting requirements. Specifically, awards must generally vest over at least a one-year period from the date of grant, except that such limitations will not apply to such awards granted with respect to up to 5% of the total shares authorized for issuance under the Amended and Restated 2019 Stock Incentive Plan or shares delivered in lieu of fully-vested cash incentive awards.

PROXY STATEMENT	94

Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan
•The Amended and Restated 2019 Stock Incentive Plan provides that any dividend and dividend equivalent rights provided as part of a restricted stock or RSU award may not allow for dividends to be paid currently, but rather all such dividends must be accrued and paid only when and if the underlying award vests.
•The Amended and Restated 2019 Stock Incentive Plan allows options, restricted stock, RSUs and other stock- and cash-based awards to include vesting conditions subject to specific performance goals.
•Awards based on financial measures are subject to the Company’s clawback policy.
•The Amended and Restated 2019 Stock Incentive Plan does not provide for an automatic “single-trigger” acceleration of vesting on unvested awards in the event of a change in control of the Company.
•The Amended and Restated 2019 Stock Incentive Plan does not provide any tax-gross ups to participants.

All awards made under the Amended and Restated 2019 Stock Incentive Plan are discretionary. Therefore, the benefits and amounts that will be received or allocated under the Amended and Restated 2019 Stock Incentive Plan are not determinable at this time. None of the new shares being requested are needed to cover any outstanding awards.

As of September 25, 2024, the fair market value of one share of our common stock was $1.06 (the closing price of our common stock on September 25, 2024).

Share Reserve and Individual Award Limits
Under the Amended and Restated 2019 Stock Incentive Plan, the maximum aggregate number of shares of our common stock authorized for issuance as awards (including the proposed Share Increase, if approved) will include (A) 4,600,000 shares, which is the number of shares that is being requested in connection with this Proposal No. 5 as the Share Increase described above; (B) 14,550,000 shares, which is the sum of shares authorized by our stockholders in connection with the 2019 Stock Incentive Plan’s adoption and amendments in 2023, 2021 and 2020; and (C) such additional number of shares as is equal to the sum of (i) the number of shares reserved for issuance under the Company’s 2000 Stock Incentive Plan and Amended and Restated 2009 Incentive Plan (which remained available for grant under the plan prior to adoption of the 2019 Stock Incentive Plan) and (ii) any shares subject to awards granted under the Company’s 2000 Stock Incentive Plan and Amended and Restated 2009 Incentive Plan that expired, terminated or otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right, subject, however, in the case of incentive stock options to any limitations of the Internal Revenue Code (the “Code”); provided that in no event will the sum of (i) and (ii) above exceed 11,645,851 shares.

As described under “Removal of the Current Fungible Share Counting Feature Will Improve Administration of the 2019 Stock Incentive Plan” above, any full value award granted prior to the Annual Meeting will continue to be counted against the shares reserved for issuance under the Amended and Restated 2019 Stock Incentive Plan, and the limits described below, as 1.5 shares for every share subject to such award, and all other awards granted under the Amended and Restated 2019 Stock Incentive Plan (including full value awards granted on or after the date of the Annual Meeting) will be counted against the shares reserved for issuance under the Amended and Restated 2019 Stock Incentive Plan, and the limits described below, as one share for every share underlying the award. To the extent a share that was subject to an award that was counted as 1.5 shares when it was granted is returned to the Amended and Restated 2019 Stock Incentive Plan, the share reserve and limits will be credited with 1.5 shares. To the extent a share that was subject to an award that was counted as one share when it was granted is returned to the Amended and Restated 2019 Stock Incentive Plan, the share reserve and limits will be credited with one share.

For purposes of counting the number of shares available for the grant of awards under the Amended and Restated 2019 Stock Incentive Plan and under the limits described below, (i) if any award (a) expires or is terminated,

PROXY STATEMENT	95

Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan
surrendered or canceled without having been fully exercised or is forfeited in whole or in part or (b) results in any shares not being issued, the unused shares covered by such award will again be available for the grant of awards; (ii) shares delivered to the Company by a participant to (a) purchase shares upon the exercise of an award or (b) satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards; and (iii) shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards.

Under the Amended and Restated 2019 Stock Incentive Plan, the maximum number of shares with respect to which awards may be granted to any participant under the Amended and Restated 2019 Stock Incentive Plan may not exceed 1,000,000 shares per calendar year. For purposes of this limit, the combination of a stock option in tandem with a stock appreciation right is treated as a single award. In addition, the maximum number of shares with respect to which awards may be granted to directors who are not employees of the Company at the time of grant is 5% of the maximum number of shares authorized for issuance under the Amended and Restated 2019 Stock Incentive Plan. The maximum amount of cash payable under a performance-based award may not exceed $1,000,000 per participant per calendar year.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, the Board will make equitable adjustments to the maximum number and type of shares or other securities that may be issued under the Amended and Restated 2019 Stock Incentive Plan, the maximum number and type of shares that may be granted to any participant in any calendar year, the number and type of shares subject to outstanding awards, the exercise price or grant price of outstanding awards and other necessary adjustments in connection with the Amended and Restated 2019 Stock Incentive Plan.

Administration
The Amended and Restated 2019 Stock Incentive Plan is administered by our Board. Our Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended and Restated 2019 Stock Incentive Plan and to interpret the provisions of the Amended and Restated 2019 Stock Incentive Plan and any award agreements entered into under the Amended and Restated 2019 Stock Incentive Plan. Pursuant to the terms of the Amended and Restated 2019 Stock Incentive Plan, subject to applicable law, our Board may delegate certain authority under the Amended and Restated 2019 Stock Incentive Plan to one or more of its committees or subcommittees or one or more of our officers satisfying applicable laws (collectively, referred to in this Proposal No. 5 as the “Board”). However, the authority to grant equity awards to any of our employees whom are considered to be “executive officers” and/or “officers” under Rules 3b-7 and 16a-1, respectively, of the Exchange Act may not be delegated to our officers.

Subject to the provisions of the Amended and Restated 2019 Stock Incentive Plan, our Board has the power to select the recipients of awards, to determine the number of shares subject to any award, to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to awards, to determine whether, and the extent to which, adjustments are required under the Amended and Restated 2019 Stock Incentive Plan, and to determine the terms and conditions of awards. Discretionary awards to our non-employee directors will only be granted and administered by a committee of the Board, all of the members of which are independent as defined by the Nasdaq Marketplace Rules.

Our Board may also grant awards to participants who are foreign nationals or employed outside the United States on such terms or conditions different from those applicable to awards to participants who are employed in the United States. Our Board may establish subplans or procedures under the Amended and Restated 2019 Stock Incentive Plan to satisfy applicable securities or tax laws of such foreign jurisdictions.

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Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan

Eligibility and Types of Awards under the Incentive Plan
The Amended and Restated 2019 Stock Incentive Plan permits the granting of stock options, stock appreciation rights, restricted stock, RSUs, performance awards and other stock and cash-based awards. Employees, officers, directors, consultants and advisors of the Company and our subsidiaries and of other business ventures in which we have a controlling interest are eligible to be granted awards under the Amended and Restated 2019 Stock Incentive Plan. As of September 25, 2024, 1,001 persons were eligible to participate in the current 2019 Stock Incentive Plan, including approximately 993 employees (inclusive of five executive officers), seven non-employee directors, and one consultant.

Options

Our Board may grant nonstatutory stock options or incentive stock options (which are entitled to potentially favorable tax treatment) under the Amended and Restated 2019 Stock Incentive Plan. The number of shares covered by each stock option granted to a participant (subject to the Amended and Restated 2019 Stock Incentive Plan’s stated limit) and all other terms and conditions will be determined by our Board. The stock option exercise price is established by our Board and must be at least 100% of the fair market value of a share on the date of grant. Consistent with applicable laws, regulations and rules, and to the extent authorized by the Board, payment of the exercise price of stock options may be made in one of more of the following: (i) cash or check, (ii) broker assisted cashless exercise, (iii) shares of our common stock, (iv) net exercise, (v) delivery to us of a promissory note, (vi) any other lawful means, or (vii) any combination of these permitted forms of payment. Unless otherwise approved by our stockholders, the Amended and Restated 2019 Stock Incentive Plan prohibits decreasing the exercise price of an option or canceling an option and replacing it with an award with a lower exercise price. After a termination of services with us, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the applicable award agreement. The term of a stock option will not exceed 10 years from the date of grant.

Stock Appreciation Rights

Our Board may grant stock appreciation rights under the Amended and Restated 2019 Stock Incentive Plan. Stock appreciation rights typically provide for the right to receive the appreciation in the fair market value of our common stock between the grant date and the exercise date. Our Board may grant stock appreciation rights either alone or in tandem with a stock option granted under the Amended and Restated 2019 Stock Incentive Plan. The number of shares of our common stock covered by each stock appreciation right (subject to the Amended and Restated 2019 Stock Incentive Plan’s stated limit) and all other terms and conditions will be determined by our Board. Stock appreciation rights are generally subject to the same terms and limitations applicable to options or, when granted in tandem with an option, to the same terms as the option. Stock appreciation rights may be paid in cash or shares or any combination of both, as determined by the Board, in its sole discretion. Unless otherwise approved by our stockholders, the Amended and Restated 2019 Stock Incentive Plan prohibits decreasing the exercise price of a stock appreciation right or canceling a stock appreciation right and replacing it with an award with a lower exercise price.

Restricted Stock

Our Board may award shares of restricted stock under the Amended and Restated 2019 Stock Incentive Plan. Shares of restricted stock vest in accordance with the terms and conditions established by our Board in its sole discretion. Our Board will determine the terms of any restricted stock award, including the number of shares subject to such award (subject to the Amended and Restated 2019 Stock Incentive Plan’s stated limit), and the minimum period over which the award may vest, which is subject to the minimum vesting requirements described below.

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Participants holding restricted stock will be entitled to all ordinary cash dividends paid with respect to such shares, which dividends shall be accrued and become payable when and if the restricted stock vests, or the stockholder payment date if later. When the restricted stock award conditions are satisfied, the shares will no longer be subject to forfeiture as the participant is vested in the shares and has complete ownership of the shares.

Restricted Stock Units

Our Board may also grant an award of RSUs under the Amended and Restated 2019 Stock Incentive Plan. An RSU is a bookkeeping entry representing an amount equivalent to the fair market value of one share of our common stock. Participants are not required to pay us any consideration at the time of grant of an RSU award. Our Board will determine the terms of any RSU award, including the number of shares covered by such award (subject to the Amended and Restated 2019 Stock Incentive Plan’s stated limit), and the minimum period over which the award may vest, which is subject to the minimum vesting requirements described below. RSU awards may include a dividend equivalent right feature, but any dividends payable to stockholders will accrue with respect to the RSU and become payable only when and if the underlying RSU vests. When the participant satisfies the conditions of an RSU award, we will pay the participant cash or shares of our common stock to settle the vested RSUs. Our Board may permit a participant to elect to defer the settlement of his or her vested RSU award until a later date; provided that such deferral election must be made pursuant to an exemption from, or in compliance with, Section 409A of the Code.

Other Stock-Based and Cash-Based Awards

Under the Amended and Restated 2019 Stock Incentive Plan, our Board may also grant awards of shares of our common stock or other awards denominated in cash. Our Board will determine the terms of any such stock-based or cash-based award, including the number of shares or amount of cash, as applicable, covered by such award (subject to the Amended and Restated 2019 Stock Incentive Plan’s stated limit), and the minimum period over which the award may vest, which is subject to the minimum vesting requirements described below.

Performance Awards

Our Board may grant performance awards under the Amended and Restated 2019 Stock Incentive Plan. Performance awards provide participants with the opportunity to earn a payout subject to the award only if certain performance goals or other vesting criteria are achieved. Our Board will establish the performance goals or other vesting in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. Our Board has discretion to determine other terms of the performance award, including the number of shares and/or value subject to a performance award (subject to the Amended and Restated 2019 Stock Incentive Plan’s stated limit), the period as to which performance is to be measured (which may be no shorter than a one-year period), any applicable forfeiture provisions, and any other terms and conditions consistent with the Amended and Restated 2019 Stock Incentive Plan. After the completion of the performance period applicable to the award, our Board will measure performance against the applicable goals and other vesting criteria and determine whether any payment will be made under the award. If the participant satisfies the conditions of the performance share award, we will pay the participant cash or shares or any combination of both to settle the award.

Minimum Vesting Requirements
With respect to all awards (other than cash-based awards) that vest solely based on the passage of time, generally no portion of the award may vest until the first anniversary of the date of grant or, in the case of awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant that is at least 50 weeks after the immediately preceding year’s annual meeting. With respect to awards that do not vest solely based on the passage of time, generally no portion of the award may vest prior to the first anniversary of the date of grant

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(or, in the case of awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant that is at least 50 weeks after the immediately preceding year’s annual meeting). These minimum vesting schedules do not apply to performance-based awards granted in accordance with the terms of the Amended and Restated 2019 Stock Incentive Plan, awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares under the Amended and Restated 2019 Stock Incentive Plan or shares delivered in lieu of fully vested cash incentive awards.

Performance Goals
Our Board may establish performance criteria and level of achievement versus such criteria that will determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on certain performance goals (as described below). The performance criteria for each such performance award will be based on one or more of the following measurable performance goals: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total shareholder return, (o) introduction of new products, (p) expansion into new markets or (q) achievement of any other strategic, operational or individual performance goals as the Board may determine.

These performance goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Our Board in its sole discretion may adjust the performance goals to include, exclude or otherwise reflect any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) charges for restructuring and rationalization programs, and (vi) other material changes to the business. Such performance goals may (i) vary by participant and may be different for different awards and (ii) be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by our Board.

Transferability of Awards
Awards granted under the Amended and Restated 2019 Stock Incentive Plan generally may not be transferred other than by will or the laws of descent and distribution or other than in the case of an incentive stock option, pursuant to a qualified domestic relations order.

During the life of the participant, awards are exercisable only by the participant. Our Board may in its sole discretion permit and subject to certain conditions provide for the gratuitous transfer of an award to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof to the extent permitted under Form S-8 under the Securities Act.

Reorganization Event
In the event of a reorganization event of the Company, each outstanding award will be treated as our Board determines, including, without limitation, that each award may be assumed or an equivalent option or right substituted by the successor corporation, or in the case of stock options, may be terminated after giving holders notice of such pending termination and a change to exercise the option prior to the reorganization event. In addition, the vesting of awards that are unvested at the time of a reorganization event does not automatically accelerate, but our Board may cause any vesting to accelerate or restrictions lapse in connection with the change in control event.

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Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan
In the case that stockholders are receiving a cash payment for each share in a reorganization event, our Board may also provide that all awards will be canceled in connection with the reorganization event in exchange for the holder of such award receiving a cash payment for each share underlying the award in the same amount as the stockholders receive, or, in the case of options, the excess, if any, between the amount a stockholder is receiving and the exercise price of the stock option. Our Board will generally not be required to treat all awards, all awards held by a participant, or all awards of the same type, similarly in the transaction. Upon the occurrence of a liquidation or dissolution of the Company, except to the extent specifically provided otherwise in the restricted stock or RSU award agreement or any other agreement between a participant and us, all restrictions and conditions on all restricted stock and RSU awards then outstanding will automatically be deemed terminated or satisfied.

Amendment and Termination
Our Board may amend, suspend or terminate the Amended and Restated 2019 Stock Incentive Plan at any time and for any reason, provided that any amendment will be subject to stockholder approval to the extent required by the NASDAQ rules or Section 422 of the Code with respect to incentive stock options. In addition, any amendment to the Amended and Restated 2019 Stock Incentive Plan may not materially and adversely affect the rights of the existing participants under the Amended and Restated 2019 Stock Incentive Plan. No award will be made that is conditioned upon stockholder approval of any amendment to the Amended and Restated 2019 Stock Incentive Plan. The Amended and Restated 2019 Stock Incentive Plan will terminate on June 6, 2029, unless re-adopted or extended by the stockholders prior to or on such date or unless terminated earlier by the Board.

Forfeiture Events; Clawback
Awards granted pursuant to the Amended and Restated 2019 Stock Incentive Plan shall be subject to the terms of the clawback policy adopted by us as in effect from time to time, as well as any recoupment/forfeiture provisions required by law and applicable to us or our subsidiaries or specified in any award agreement. Please refer to the section of this Proxy Statement titled “Compensation Recovery Policy” above for additional information on our clawback policy.

Federal Income Tax Consequences
The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the Amended and Restated 2019 Stock Incentive Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisor concerning the tax implications of awards granted under the Amended and Restated 2019 Stock Incentive Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (two years from

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the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Any additional gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

For awards of restricted stock, unless the participant elects to be taxed at the time of receipt of the restricted stock, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A participant is not deemed to receive any taxable income at the time performance awards or RSUs are granted. Instead, a participant will generally recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such award (if any) when the vested performance awards or RSUs are settled and the underlying shares are distributed. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Section 409A of the Code contains certain requirements for non-qualified deferred compensation arrangements with respect to a participant’s deferral and distribution elections and permissible distribution events. Awards granted under the 2019 Stock Incentive Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A of the Code fails to comply with its provisions, Section 409A of the Code imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

If the participant is an employee or former employee, the amount a participant recognizes as ordinary income in connection with any award is subject to withholding taxes (not applicable to incentive stock options) and the Company is generally allowed a tax deduction equal to the amount of ordinary income recognized by the participant. In addition, Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer, chief financial officer, and to each of our three most highly compensated executive officers (other than our chief executive officer and our chief financial officer) as well as certain former executive officers. In general, annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000, unless the compensation qualifies for deductibility under the transition rules of the amendments to Section 162(m) of the Code that took effect following the adoption of the Tax Cuts and Jobs Act of 2017.

Awards to be Granted
The number of awards (if any) that an eligible participant may receive under the Amended and Restated 2019 Stock Incentive Plan is in the discretion of our Board and therefore cannot be determined in advance and no awards have been granted pending stockholder approval.
Additional Information
The following Equity Compensation Plan Information table summarizes the number of securities underlying outstanding options and RSUs granted to employees and directors, as well as the number of securities that remained available for future issuance, under the Company’s equity compensation awards, as of December 31, 2023. The table reflects both the 2019 Stock Incentive Plan (not including any shares attributable to the Share Increase described in this Proposal No. 5) and the Company’s 2018 Inducement Plan.

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Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2023(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans as of December 31, 2023 (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,411,372	$23.52	3,103,335(3)
Equity compensation plans not approved by security holders	2,055,504	$18.32	659,783(4)
Total	8,466,876		3,763,118
(1)Consists of stock options and RSU awards, each representing the right to acquire shares of our common stock. In respect of the plans approved by security holders, including the 2000 Stock Incentive Plan, 2009 Stock Incentive Plan and 2019 Stock Incentive Plan, the number of shares reported represents 3,023,500 shares subject to stock options and 3,387,872 RSUs. For purposes of this table, the number of RSUs includes a number in respect of PRSUs granted under the 2019 Stock Incentive Plan that assumes the highest level of performance for the three-year performance period applicable to the award has been achieved. In respect of the plan not approved by security holders, including the Inducement Plan (described below), the number of shares reported represents 558,764 shares subject to stock options, and 1,496,740 RSUs.
(2)The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSU awards or performance stock units, which have no exercise price.
(3)Consists of 2,059,279 shares remaining available for issuance under the 2019 Stock Incentive Plan and 1,044,056 shares remaining available for issuance under the 2019 Employee Stock Purchase Plan.
(4)Represents shares under the Inducement Plan, which is intended to qualify as an “inducement plan” under Nasdaq rule 5635(c)(4).

The table set forth above is also included in the section of this Proxy Statement entitled “Equity Compensation Plan Information” below, along with further information regarding the Company’s 2018 Inducement Plan under the heading “LivePerson, Inc. 2018 Inducement Plan.”

As an additional point of reference, the following table includes further information regarding awards outstanding and shares available for future awards under each of the 2019 Stock Incentive Plan and 2018 Inducement Plan, in each case as of September 25, 2024, as well as the impact of the proposed Share Increase. As of September 25, 2024, there were 90,258,009 shares of the Company’s common stock outstanding.

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Proposal No. 5 Amendment and Restatement of the 2019 Stock Incentive Plan

	2019 Stock Incentive Plan Number of shares	2018 Inducement Plan and CEO Inducement Award	Total of Both Equity Plans	Total as a percentage of the Company’s common stock outstanding as of September 25, 2024
Outstanding stock options	1,565,820 (1)	1,243,063(2)	2,808,883 (3)	3.1%
Outstanding RSUs and PRSUs	3,730,450 (4)	6,363,653	10,094,103 (4)	11.2%
Total shares subject to outstanding awards as of September 25, 2024 (A)	5,296,270	7,606,716	12,902,986	14.3%
Total shares available for future awards as of September 25, 2024 (B)	735,421	54,939	790,360	0.9%
Proposed additional shares available for future awards (C)	4,600,000	—	4,600,000	5.1%
Total of (A), (B) and (C) above	10,631,691	7,661,655	18,293,346	20.3%
(1)As of September 25, 2024, the weighted average price and weighted average remaining term to expiration of stock options outstanding under the 2019 Stock Incentive Plan were $23.65 and 3.9 years, respectively.

(2)As of September 25, 2024, the weighted average price and weighted average remaining term to expiration of stock options outstanding under the 2018 Inducement Plan were $4.54 and 8.9 years, respectively. The CEO’s inducement option award, in respect of 1,000,000 shares the vesting of which is subject to achievement of certain performance- and time-based vesting conditions, has an exercise price of $1.02 and expires 10 years from the date of grant.

(3)As of September 25, 2024, the weighted average price and weighted average remaining term to expiration of stock options outstanding under both the 2019 Stock Incentive Plan and 2018 Inducement Plan on an aggregated basis were $15.19 and 6.1 years, respectively.

(4)Includes PRSUs granted under the 2019 Stock Incentive Plan assuming target performance for the three-year performance period applicable to the award has been achieved.
Required Vote
The affirmative vote of a majority of the stock having voting power that is present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the subject matter of the proposal, is required to approve the 2019 Stock Incentive Plan Amendment and Restatement.

The Board unanimously recommends a vote on the GOLD universal proxy card “FOR” the amendment and restatement of the 2019 Stock Incentive Plan.

PROXY STATEMENT	103

Proposal No. 6 Amendment and Restatement of the 2019 Employee Stock Purchase Plan
PROPOSAL NO. 6
AMENDMENT AND RESTATEMENT OF THE 2019 EMPLOYEE STOCK PURCHASE PLAN
We seek approval of the amendment and restatement of our 2019 Employee Stock Purchase Plan (the “ESPP Amendment and Restatement”). On October 1, 2024, our Board adopted the ESPP Amendment and Restatement, the effectiveness of which is subject to receiving stockholder approval at the Annual Meeting, which authorizes an increase in the number of shares of our common stock available for purchase under our 2019 Employee Stock Purchase Plan (our “Employee Stock Purchase Plan”) by 2,500,000 (the “ESPP Share Increase”) and makes certain other plan updates, as described under “Shares Purchased” below. Whether the 2,500,000 new shares will be available for future purchase depends on whether our stockholders approve of the ESPP Amendment and Restatement under this Proposal No. 6.

Our Employee Stock Purchase Plan was originally adopted by our Board on April 11, 2019, and was approved by our stockholders on June 6, 2019. The purpose of the ESPP Amendment and Restatement, and our Employee Stock Purchase Plan generally, is to promote employee stock ownership, by allowing our employees and employees of our participating subsidiary corporations to purchase shares at a discount. As discussed more fully below, without stockholder approval of the ESPP Amendment and Restatement, we will not be able to continue to allow our employees to purchase shares of our common stock directly from the Company. Continued use of our Employee Stock Purchase Plan is crucial to aligning our employees’ interests with those of our stockholders, and to our ability to attract, retain and motivate highly qualified employees.

If our stockholders reject this proposal, we will only be able to continue to provide employees with the opportunity to purchase shares of our common stock until the maximum number of shares authorized for issuance under our Employee Stock Purchase Plan are purchased. As of September 25, 2024, 788,785 shares remained available for issuance under our Employee Stock Purchase Plan. We are, therefore, making this request of stockholders in order to provide us with the opportunity to continue to allow our employees to purchase shares of our common stock pursuant to our Employee Stock Purchase Plan.

General
Employee participation in our Employee Stock Purchase Plan, as amended and restated by the ESPP Amendment and Restatement (together, the “Amended and Restated ESPP”), is voluntary and dependent on each eligible employee’s election to participate and their designated payroll deductions. Therefore, the benefits and amounts that will be received or allocated under the Amended and Restated ESPP are not determinable.

The Amended and Restated ESPP is set forth in Appendix D to this Proxy Statement. The full text of our Employee Stock Purchase Plan (prior to the ESPP Amendment and Restatement described in this Proposal No. 6) is set forth in Exhibit 99.2 to the Form S-8 filed on November 16, 2023.

The following is a summary of the principal features of the Amended and Restated ESPP, if approved by our stockholders in accordance with this Proposal No. 6. This summary does not purport to be a complete description of all of the provisions of the Amended and Restated ESPP. It is qualified in its entirety by reference to the full text of the Amended and Restated ESPP.

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Description of the Amended and Restated ESPP
Share Reserve
Under the Amended and Restated ESPP, the maximum aggregate number of shares of our common stock authorized for issuance (including the proposed ESPP Share Increase, if approved) that will be available for issuance will be 4,500,000; which includes (A) 2,500,000 shares, which is the number of shares that is being requested in connection with this Proposal No. 6, as the ESPP Share Increase described above, and (B) 2,000,000 shares, which is the number of shares authorized by our stockholders in connection with our Employee Stock Purchase Plan’s adoption and its 2023 amendment. In the event of any change to our outstanding common stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the Amended and Restated ESPP and to each outstanding option thereunder. In the event of any change to our outstanding common stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the Amended ESPP and to each outstanding option thereunder.

Eligibility
Any person who is employed by the Company (or by any of its designated subsidiaries) for at least five months and at least twenty hours per week is eligible to participate in the Amended and Restated ESPP, subject to certain limitations imposed by Section 423(b) of Code, including (i) the requirement that no person may be granted rights under the Amended and Restated ESPP (and all plans qualified under Section 423(b) of the Code maintained by the Company or any parent or subsidiary) to purchase more than $25,000 worth of shares (valued at the time each right is granted) for each calendar year in which rights are outstanding and (ii) the requirement that, no person who owns or holds options to purchase or who, as a result of participation in the Amended and Restated ESPP, would own or hold options to purchase five percent or more of our outstanding common stock, is eligible to participate in the Amended and Restated ESPP. Non-employee directors are not eligible to participate in the Amended and Restated ESPP. As of September 25, 2024, approximately 993 employees (including our five executive officers) were eligible to participate in our Employee Stock Purchase Plan.

Participation in an Offering
To participate in the Amended and Restated ESPP, eligible employees must authorize payroll deductions in any multiple of one percent up to 15% of eligible earnings, including, base salary, bonuses, overtime pay, commissions and other cash compensation. Once an employee becomes a participant in the Amended and Restated ESPP, the employee will automatically participate in each successive offering period until such time as the employee withdraws or is withdrawn from the Amended and Restated ESPP. Offering periods of our Employee Stock Purchase Plan have historically been three-months in duration, and pursuant to the Amended and Restated ESPP, an offering period cannot exceed 24 months in duration. The length of the offering period will be determined on an offering-by-offering basis and set forth in the applicable offering document.

Purchase Price
The purchase price per share under the Amended and Restated ESPP will be no less than 85% of the lesser of the fair market value of our common stock on (i) the first day of the relevant offering period or (ii) the last day of the relevant offering period. The fair market value of our common stock on these measurement dates will be equal to the closing price per share as reported on NASDAQ. The purchase price per share has historically been equal to 85% of the fair market value of our common stock on the last day of the relevant offering period. On September 25, 2024, the closing price of our common stock on the NASDAQ was $1.06 per share.

Shares Purchased
Each participant who continues to be a participant in the Amended and Restated ESPP on the last trading day of the offering period will be deemed to have exercised an option to purchase a number of shares, determined by dividing

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the total amount of payroll deductions withheld from the participant’s paychecks during the offering period by the purchase price. The number of shares purchased may be limited by the $25,000 limitation set forth in Section 423(b) of the Code and described above. Any cash not applied to the purchase of fractional shares will be applied toward the purchase of shares in subsequent offerings.

The Employee Stock Purchase Plan currently limits (i) the number of shares that any participant could purchase during any consecutive 12-month period to 2,000 shares and (ii) the number of shares that participants could collectively purchase during any consecutive 12-month period to 250,000 shares. The Amended and Restated ESPP removes these additional limitations. In the future, limitations on purchases will be determined on an offering-by-offering basis and set forth in the applicable offering document.

Withdrawal
A participant may withdraw from an offering under the Amended and Restated ESPP at any time without affecting his or her eligibility to participate in future offerings. However, once a participant withdraws from an offering, that participant may not subsequently participate in the same offering. A participant will automatically be withdrawn from an offering under the Amended and Restated ESPP upon a termination of employment and, in certain cases, following a leave of absence or a temporary period of ineligibility.

Transferability
No options granted under the Amended and Restated ESPP will be transferable by the participant, except by will or the laws of inheritance following a participant’s death.

Change in Control and Other Transactions
In the event of a change in control of the Company, all outstanding options will automatically be exercised immediately prior to the consummation of such transaction. The Company will use its best efforts to provide at least ten days prior written notice of the occurrence of a change in control and participants will, following the receipt of such notice, have the right to terminate their outstanding options prior to the effective date of such change in control.

In addition, in accordance with the principles of Section 423 of the Code, the plan administrator may create special purchase periods or special purchase dates for individuals who become employees in connection with the Company’s acquisition of another company or cease to be employees in connection with the disposition of any portion of the Company or its subsidiaries.

Administration, Amendment and Termination
The Amended and Restated ESPP is administered by our Compensation Committee. All questions of interpretation or application of the Amended and Restated ESPP are determined in the sole discretion of the plan administrator, and its decisions are final and binding upon all participants. We may, at any time, amend or terminate the Amended and Restated ESPP; however, such termination or amendment may not make any changes in an option previously granted that would adversely affect the rights of any participant unless such action is necessary or desirable to comply with applicable laws or is necessary to assure that the Company will not recognize, for financial accounting purposes, any additional compensation expense in connection with the shares offered under the Amended and Restated ESPP, should the financial accounting rules change. No amendment may be made to the Amended and Restated ESPP without the approval or ratification of our stockholders if such amendment would require stockholder approval under Section 423 of the Code, or any other applicable law or regulation.

Without stockholder approval and without regard to whether any participant’s rights may be considered to have been “adversely affected,” we are entitled to cancel or change purchase or offering periods, limit the frequency and/or number of changes in the amount withheld during a purchase or offering period, change or establish the exchange

PROXY STATEMENT	106

Proposal No. 6 Amendment and Restatement of the 2019 Employee Stock Purchase Plan
ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed enrollment forms, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s eligible compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the Amended and Restated ESPP.

Unless sooner terminated, the Amended and Restated ESPP is scheduled to terminate upon the earliest of (i) June 6, 2029, (ii) the date on which all shares available for issuance under the plan have been sold to participants, or (iii) the date on which all options are exercised in connection with a change in control of the Company.

Federal Income Tax Consequences
The following is a brief summary of the U.S. federal income tax consequences applicable to participation in the Amended and Restated ESPP based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances.

This discussion is intended for the information of our stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Amended and Restated ESPP. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants have been advised to consult their own tax advisors with respect to the tax consequences of participating in the Amended and Restated ESPP.

The Amended ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under this type of plan, no taxable income will be reportable by a participant, and no deductions will be allowable to the Company, due to the grant of the option at the beginning of an offering or the purchase of shares at the end of an offering. A participant will, however, recognize taxable income in the year in which the shares purchased under the Amended and Restated ESPP are sold or otherwise made the subject of disposition.

A sale or other disposition of shares purchased under the Amended and Restated ESPP will be a disqualifying disposition if it is made within two years after the first day of the offering period pursuant to which the shares were purchased or one year after the purchase date.

If the participant makes a disqualifying disposition of shares purchased under the Amended and Restated ESPP, the excess of the fair market value of the shares on the date of purchase over the purchase price will be treated as ordinary income to the participant at the time of such disposition and the Company will be entitled to an income tax deduction for the same amount for the taxable year of the Company in which the disposition occurs, although the income tax deduction may be limited by the deductibility of compensation paid to certain of our officers under Section 162(m) of the Code. In no other instance will the Company be allowed a deduction with respect to the participant’s disposition of the purchased shares. Any additional gain (or loss) on the disposition will be a capital gain (or loss) to the participant.

If the participant disposes of shares purchased under the Amended and Restated ESPP after satisfying the holding period outlined above (a so-called qualifying disposition), then the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of disposition exceeds the purchase price or (ii) the excess of the fair market value of the shares as of the beginning of the applicable offering period over the purchase price. This amount of ordinary income will be added to the basis in the shares and any gain (or loss) recognized upon the disposition will be a long-term capital gain (or loss).

PROXY STATEMENT	107

Proposal No. 6 Amendment and Restatement of the 2019 Employee Stock Purchase Plan
Additional Information
The following table sets forth information regarding shares that have been issued and shares available for purchase under our Employee Stock Purchase Plan, as of September 25, 2024, as well as the impact of the proposed ESPP Share Increase. As of September 25, 2024, 90,258,009 shares of our common stock were outstanding.

	Employee Stock Purchase Plan	Total as a percentage of the Company’s common stock outstanding as of September 25, 2024
Total shares issued as of September 25, 2024 (A)	1,211,215	1.3%
Total shares available for future issuance as of September 25, 2024 (B)	788,785	0.9%
Proposed additional shares available for future awards (C)	2,500,000	2.8%
Total of (A), (B) and (C) above	4,500,000	5.0%

Required Vote

The affirmative vote of a majority of the stock having voting power that is present virtually or represented by proxy at the Annual Meeting at which a quorum is present, and entitled to vote on the subject matter of the proposal, is required to approve the ESPP Amendment and Restatement.

The Board unanimously recommends a vote on the GOLD universal proxy card “FOR” the amendment and restatement of the 2019 Employee Stock Purchase Plan.

PROXY STATEMENT	108

Proposal No. 7 Amendment to our Fourth Amended and Restated Certificated of Incorporation to Provide for Officer Exculpation

PROPOSAL NO. 7 AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR OFFICER EXCULPATION

The State of Delaware, where the Company is incorporated, has enacted legislation that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to but more limited than the protection already afforded to directors under our Fourth Amended and Restated Certificate of Incorporation, as amended (the "Charter"). We seek approval of an amendment to the Charter to provide for the elimination of monetary liability of certain officers of the Company in these circumstances, and to further provide that if the General Corporation Law of the State of Delaware (the “DGCL”) is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended (the “Exculpation Amendment”). The proposed certificate of amendment of the Charter, which reflects the Exculpation Amendment (the “Exculpation Certificate of Amendment”), is attached hereto as Appendix E. The proposal for the Exculpation Amendment is a result of the Board’s ongoing review of corporate governance best practices given recent changes in Delaware law. In developing the proposed Exculpation Certificate of Amendment, the Board carefully considered the implications of the Exculpation Amendment to provide exculpation from liability for certain of our officers.

Pursuant to and consistent with Section 102(b)(7) of the DGCL, our existing Charter already eliminates the monetary liability of directors to the fullest extent permitted by Delaware law, but does not provide for exculpation of officers. In August 2022, Section 102(b)(7) of the DGCL (“Section 102(b)(7)”) was amended to permit Delaware corporations to include in their certificates of incorporation limitations of monetary liability for certain officers. Consistent with Section 102(b)(7), the Exculpation Amendment would only permit exculpation of certain officers for breaches of the fiduciary duty of care for direct claims brought by stockholders. This means that our board of directors and stockholders may still bring claims on behalf of the Company for a breach of the fiduciary duty of care against officers. Like the current provision limiting the liability of directors, the Exculpation Amendment does not permit the elimination of liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law or any transaction from which the officer derived an improper personal benefit. The Exculpation Amendment also does not permit the limitation of liability of officers in any derivative action. The officers who would be covered by the Exculpation Amendment include any officer who, during the course of conduct alleged to be wrongful, (i) is or was the Company’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer; (ii) is or was identified in the Company’s public filings with the SEC as a named executive officer; or (iii) has, by written agreement with the Company, consented to being identified as an officer for purposes of service of process in Delaware (the “Covered Officers”). The description of the Exculpation Amendment is qualified in its entirety by and should be read in conjunction with the full text of the Exculpation Certificate of Amendment, which is attached hereto as Appendix E.

The Board believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by Delaware law, in order to better position the Company to attract and retain qualified and experienced officers. Since the August 2022 amendment to Delaware law, many other public companies have amended their Certificates of Incorporation to provide this protection to their employees. In the absence of such protection, individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. The nature of their role often requires officers to make decisions on crucial matters and frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits seeking to impose liability with the benefit of hindsight and regardless of merit. Officer

PROXY STATEMENT	109

Proposal No. 7 Amendment to the Fourth Amended and Restated Certificate of Incorporation To Provide for Officer Exculpation
exculpation is intended to enable our officers to exercise their business judgment in furtherance of the interests of our stockholders while minimizing the potential for distraction posed by frivolous lawsuits and costs. The Board believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. In addition, the Board believes the Exculpation Amendment better aligns the protections available to the Covered Officers with those currently available to our directors, and this protection strikes an appropriate balance between our stockholders’ interest in accountability and their interest in the Company being able to continue to attract and retain executive talent.

Our Covered Officers would receive the liability exculpation protections afforded by the Exculpation Amendment effective upon the Company’s filing of the Exculpation Certificate of Amendment with the Delaware Secretary of State, which is anticipated to occur promptly following the date of the Annual Meeting if this Proposal No. 7 is adopted by our stockholders.

Required Vote
The affirmative vote of a majority of the outstanding shares of stock of the Company entitled to vote on the subject matter of the proposal, is required to approve the amendment to our Fourth Amended and Restated Certificate of Incorporation for Officer Exculpation.

The Board unanimously recommends a vote on the GOLD universal proxy card “FOR” the amendment to our Fourth Amendment and Restated Certificate of Incorporation for Officer Exculpation.

PROXY STATEMENT	110

Certain Relationships and Related Transactions

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Any transaction or series of transactions, of which the aggregate amount involved exceeds or may be reasonably expected to exceed $120,000, in which we participate and a related person has a material interest would require the prior approval by our Board. In such cases, the Board would review all of the relevant facts and circumstances and would take into account, among other factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. If a transaction relates to a director, that director would not participate in the Board’s deliberations.

Related persons would include a member of our Board and our executive officers and their immediate family members. It would also include persons controlling over 5% of our outstanding common stock. Under our written policy on conflicts of interest, all of our directors, executive officers and employees have a duty to report to the appropriate level of management potential conflicts of interests, including transactions with related persons.

Pursuant to our Audit Committee Charter, our Audit Committee is responsible for reviewing potential conflict of interest situations and approving, on an ongoing basis, all related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K. In particular, our Audit Committee Charter requires that our Audit Committee approve all transactions between the Company and one or more directors, executive officers, major stockholders or firms that employ directors, as well as any other material related party transactions that are identified in a periodic review of our transactions. In considering a related party transaction, the Audit Committee will consider such factors as it deems appropriate, including, without limitation, the commercial reasonableness of the terms, if the terms are judged to be the same as a transaction made on an arm’s-length basis, the benefit or perceived benefit (or lack thereof) to the Company, the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director has a position or relationship, opportunity costs and availability of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and any actual or apparent conflict of interest of the related person.

Since the beginning of the 2023 Fiscal Year, the Company has not been a participant in any transaction with a related person other than the agreements and transactions described below.

Indemnification Agreements with Directors and Executive Officers

The Charter provides that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. In addition, we have entered into indemnification agreements with our directors and executive officers. We monitor developments in Delaware law in order to provide our directors and officers the highest level of protection under the law. The amendment to our Charter discussed in Proposal No. 7 of this Proxy Statement is designed to provide our officers with the highest level of protection now available under Delaware law. Our Board approved an updated form of indemnification agreement which was filed as an exhibit to our 2011 Annual Report on Form 10-K. The form of indemnification agreement used by the Company contains provisions that require us, among other things, to indemnify our directors and executive officers against certain liabilities (other than liabilities arising from intentional or knowing and culpable violations of law) that may arise by reason of their status or service as our directors or executive officers or other entities to which they provide service at our request and to advance expenses they may incur as a result of any proceeding against them as to which they could be indemnified. We believe that these provisions and agreements are necessary to attract and retain highly qualified individuals to serve the Company. We also have obtained an insurance policy covering our directors and executive officers for claims that such directors and executive officers may otherwise be required to pay or for which we are required to indemnify them, subject to certain exclusions.

PROXY STATEMENT	111

Certain Relationships and Related Transactions
Other Relationships and Transactions

On May 5, 2023, Starboard Value and Opportunity Master Fund Ltd (“Starboard”) submitted notice of its intent to nominate three persons for election to the Board at the 2023 Annual Meeting. On July 24, 2023, Starboard withdrew its notice.

On July 5, 2024, Ikon submitted notice of its intent to nominate the Ikon Nominees for election to the Board at the Annual Meeting. On July 31, 2024, Ikon made a demand to inspect books and records of the Company pursuant to Section 220 of the Delaware General Corporation Law. On August 20, 2024, Ikon filed its preliminary proxy statement in connection with the Annual Meeting.

On October 20, 2024 (the “Effective Date”) we entered into a Cooperation Agreement (the “Vector Agreement”) with the Vector Group, pursuant to which we and the Vector Group have agreed to collaborate regarding, among other things, board refreshment. In connection with the Vector Agreement, the Vector Group recommended Mr. Fletcher to the Company as a director candidate. The Board considered Mr. Fletcher's qualifications and subsequently agreed to nominate Mr. Fletcher for election as a director at the Annual Meeting. In addition, we agreed (1) no later than immediately following the conclusion of the Annual Meeting, to appoint to the Board one mutually agreed candidate selected from a previously mutually agreed upon pool of two potential candidates (the “Mutual Candidates”) or a mutually agreed alternate independent candidate, in the event that neither Mutual Candidate is appointed, and such candidate shall be an “Independent Director” pursuant to the Nasdaq Stock Market LLC’s listing standards, to the Board and (2) on or before December 31, 2024, to either (A) not re-nominate or (B) accept the resignation of one director serving on the Board as of the Effective Date, to the extent that the acceptance of such resignation and matters related thereto are permissible under applicable law, including, without limitation, legal duties or obligations of directors of corporations incorporated under Delaware law. The Company further agreed, in connection with its commitment to maintaining strong corporate governance, to select a new Chair of the Board by December 31, 2024 from among the then-incumbent directors.

Until the termination date, subject to certain exceptions, the Vector Group agreed that it shall, and shall cause each of its controlled affiliates to, appear in person or by proxy at each stockholder meeting of the Company and vote (or execute a consent with respect to) all voting securities of the Company beneficially owned by the Vector Group as of the Effective Date (a) in favor of the nominees for director recommended by the Board and (b) in accordance with the Board’s recommendation with respect to all other proposals presented at such stockholder meeting, other than with respect to any proposal relating to (i) an Extraordinary Transaction (as defined in the Vector Agreement) or (ii) any shareholder rights plan or similar plans, including the Tax Benefits Preservation Plan, so long as the Company has been first given a reasonable opportunity to provide the Vector Group with information describing the reasons for any Board recommendation for shareholders to vote in favor of the Tax Benefits Preservation Plan prior to any such vote by the Vector Group.

Pursuant to the terms of the Vector Agreement, the Vector Group also agreed to certain customary standstill provisions, prohibiting the Vector Group from, among other things: (a) making certain transactions involving the Company; (b) soliciting proxies; (c) advising or knowingly encouraging any person with respect to the voting or disposition of any Company securities, other than in a manner consistent with the Board’s recommendations; (d) taking actions to change or influence the Board, management or the direction of certain Company matters; and (e) exercising certain stockholder rights. The Vector Agreement also contains customary mutual non-disparagement provisions. The Vector Agreement will terminate on December 31, 2025, unless terminated earlier under certain circumstances.

We have filed the full text of the Vector Agreement as Exhibit 10.1 to our Current Report on Form 8-K dated October 23, 2024. Please refer to that Form 8-K, including Exhibit 10.1 thereto, for additional detail on the terms of the Vector Agreement.

PROXY STATEMENT	112

Certain Relationships and Related Transactions

Our entry into the Vector Agreement does not resolve or otherwise affect the nominations made by Ikon in any way or the related contested solicitation between the Company and Ikon. As a result of the Vector Agreement having no effect on the ongoing contested solicitation, the Company expects the contested solicitation to continue unless and until it is resolved by stockholder vote at the Annual Meeting or, if otherwise resolved prior to the Annual Meeting, by mutual agreement between Ikon and the Company or unilateral rescission by Ikon of its nominations in connection with the Annual Meeting.

PROXY STATEMENT	113

Other Information
OTHER INFORMATION
Costs of the Solicitation
The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the GOLD universal proxy card and any additional solicitation materials furnished to the Company’s stockholders. In addition to these mailed proxy materials and the use of the Internet, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Appendix A to this Proxy Statement sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Directors and employees will not be paid any additional or special compensation for soliciting proxies. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may also reimburse such persons for their out-of-pocket costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, e-mail, personal solicitation or other means, by directors, officers or employees of the Company, without additional compensation. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

The Company has retained MacKenzie Partners to solicit proxies in connection with the Annual Meeting. Under our agreement with MacKenzie Partners, we anticipate that MacKenzie Partners will receive a fee of $225,000 plus certain out-of-pocket expenses, which are not expected to exceed $75,000 in total. The Company also agreed to indemnify MacKenzie Partners against certain liabilities relating to, or arising out of, its retention. MacKenzie Partners will solicit proxies by mail, telephone, facsimile and email. MacKenzie Partners expects that approximately 25 of its employees will assist in the solicitation. Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (1) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (2) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $1,000,000, of which $265,000 has been incurred as of the date of this Proxy Statement.

Householding
The SEC has adopted rules that permit companies to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Annual Report to Stockholders and this Proxy Statement, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and saves natural resources. If you received a household mailing and you would like to have additional copies mailed to you, please submit your request in writing to LivePerson, Inc., c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling Broadridge at 1-866-540-7095. Similarly, you may also contact Broadridge if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings. Stockholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.

PROXY STATEMENT	114

Other Information
Availability of Annual Report on Form 10-K
The Company filed an Annual Report on Form 10-K with the SEC on March 4, 2024 and Amendment No. 1 to its Annual Report on Form 10-K with the SEC on April 29, 2024. A copy of each of these reports is also available through http://magna.isa.gov.il and http://maya.tase.co.il. Stockholders may also obtain a copy of these reports, without charge, by writing to Monica L. Greenberg, Executive Vice President of Policy, and General Counsel, at the Company's principal executive offices located at 530 Seventh Avenue, Floor M1, New York, New York 10018.

A copy of the Annual Report to Stockholders for the 2023 Fiscal Year is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. It may also be viewed at www.proxyvote.com. The Annual Report to Stockholders is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Stockholder Proposals and Nominations
In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the 2025 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Exchange Act must be received by the Company at its principal executive offices on or before June 17, 2025 and must otherwise be in compliance with the SEC rules regarding eligibility for inclusion in our proxy statement and proxy card. In addition, any proposal for consideration at the 2025 Annual Meeting of Stockholders submitted by a stockholder other than pursuant to Rule 14a-8 must be received by the Secretary of the Company at its principal executive offices not later than the close of business on August 6, 2025 and not earlier than the close of business on July 7, 2025 (or if the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the first anniversary of the 2024 Annual Meeting of Stockholders, not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the public announcement of the meeting date and not earlier than the close of business on the 120th day prior to the meeting) and must otherwise be in compliance with the requirements for the proposal of business to be considered by stockholders set forth in the Bylaws.

To nominate a director for election to the Board at the 2025 Annual Meeting of Stockholders, a stockholder’s notice must be received by the Secretary of the Company at its principal executive offices not later than the close of business on August 6, 2025 and not earlier than the close of business on July 7, 2025 (or if the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after the first anniversary of the 2024 Annual Meeting of Stockholders, not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the public announcement of the meeting date and not earlier than the close of business on the 120th day prior to the meeting) and must otherwise be in compliance with the requirements for the nomination of directors set forth in the Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 5, 2025 (or if the date of the meeting has changed by more than 30 days from the previous year, no later than the later of 60 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made).

Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and the Audit Committee Report are not deemed “filed” with the SEC, are not deemed “soliciting material” and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future

PROXY STATEMENT	115

Other Information
filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes. Additionally, website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Stockholder List
We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the Annual Meeting from October 25, 2024 through November 4, 2024. Please email ir-lp@liveperson.com for instructions as to how to access the stockholder list online prior to the Annual Meeting. The list will also be available electronically on the meeting website during the live webcast of the Annual Meeting.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed GOLD universal proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the GOLD universal proxy card.

Forward-Looking Statements
Statements in this Proxy Statement regarding LivePerson that are not historical facts are forward-looking statements. These forward-looking statements are based on our current expectations, assumptions, estimates and projections about LivePerson and our industry. Our expectations, assumptions, estimates and projections are expressed in good faith, and we believe there is a reasonable basis for them, but we cannot assure you that our expectations, assumptions, estimates and projections will be realized. Examples of forward-looking statements include, but are not limited to, statements regarding future business, future results of operations or financial condition (including based on examinations of historical operating trends) and management strategies. When used in this Proxy Statement, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” and variations of such words or similar expressions are intended to identify forward-looking statements. However, not all forward-looking statements contain these words. Forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: strain on our personnel resources and infrastructure from supporting our customer base; our ability to retain existing customers and cause them to purchase additional services and to attract new customers; our ability to retain key personnel, attract new personnel and to manage staff attrition; our ability to successfully integrate past or potential future acquisitions; our ability to refinance our substantial indebtedness before it becomes due or to secure necessary additional financing on commercially reasonable terms, or at all; lengthy sales cycles; delays in our implementation cycles; payment-related risks; potential fluctuations in our quarterly revenue and operating results; limitations on the effectiveness of our controls; non-payment or late payment of amounts due to us from a significant number of customers; volatility in the capital markets; recognition of revenue from subscriptions; customer retention and engagement; our ability to develop and maintain successful relationships with partners, service partners, social media and other third-party consumer messaging platforms and endpoints; our ability to effectively operate on mobile devices; the highly competitive markets in which we operate; general economic conditions; failures or security breaches in our services, those of our third party service providers, or in the websites of our customers; regulation or possible misappropriation of personal information belonging to our customers’ Internet users; U.S. and international laws and regulations regarding privacy data protection and AI and increased public scrutiny of privacy, security and AI issues that could result in increased government regulation and other legal obligations; ongoing litigation and legal matters; new regulatory or other legal requirements that could materially impact our business;

PROXY STATEMENT	116

Other Information
governmental export controls and economic sanctions; industry-specific regulation and unfavorable industry-specific laws, regulations or interpretive positions; future regulation of the Internet or mobile devices; technology-related defects that could disrupt the LivePerson services; our ability to protect our intellectual property rights or potential infringement of the intellectual property rights of third parties; the use of AI in our product offerings or by our vendors; the presence of, and difficulty in correcting, errors, failures or “bugs” in our products; our ability to license necessary third party software for use in our products and services, and our ability to successfully integrate third party software; potential adverse impact due to foreign currency and cryptocurrency exchange rate fluctuations; additional regulatory requirements, tax liabilities, currency exchange rate fluctuations and other risks if and as we expand; risks related to our operations in Israel; potential failure to meeting service level commitments to certain customers; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; technological or other defects that could disrupt or negatively impact our services; our ability to maintain our reputation; changes in accounting principles generally accepted in the United States; natural catastrophic events and interruption to our business by man-made problems; potential limitations on our ability to use net operating losses to offset future taxable income; risks related to our common stock being traded on more than one securities exchange; and other factors described in the “Risk Factors” section of our Annual Report on Form 10-K for the 2023 Fiscal Year and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to our reports and documents filed from time to time by us with the SEC for a discussion of these and other important factors that could cause actual results to differ from those discussed in forward-looking statements.

Reconciliation of Non-GAAP Financial Measures
Investors are cautioned that adjusted EBITDA, or loss before provision for (benefit from) income taxes, interest (income) expense, other (income) expense, depreciation, amortization of purchased intangibles and finance leases, stock-based compensation expense, contingent earn-out adjustments, restructuring costs, impairment of goodwill, impairment of intangibles and other assets, leadership transition costs, IT transformation costs, gain on divestiture, acquisition and divestiture costs and other litigation, consulting and other employee costs, is a “non-GAAP financial measure”. Non-GAAP financial information should not be construed as an alternative to any other measures of performance determined in accordance with GAAP, or as an indicator of our operating performance, liquidity or cash flows generated by operating, investing and financing activities as there may be significant factors or trends that it fails to address. The Company presents non-GAAP financial information in this Proxy Statement because the Company believes that it is helpful to some investors as one measure of the Company’s operations. The following table presents a reconciliation of adjusted EBITDA to the corresponding GAAP measure.

PROXY STATEMENT	117

Other Information
Reconciliation of Non-GAAP Financial Information to GAAP

(In Thousands)
Unaudited
	Year ended December 31,
	2023	2022	2021
Reconciliation of Adjusted EBITDA:
GAAP net loss	$(100,435)	$(225,747)	$(124,974)
Add/(less):

Depreciation	32,557	32,284	27,423
Other litigation, consulting and other employee costs (1)	32,266	17,212	6,665
Restructuring costs (2)	22,664	19,967	3,397
Amortization of purchased intangibles and finance leases	22,196	22,112	9,327
Impairment of goodwill	—	—	—
Stock-based compensation expense (3)	10,187	109,638	69,656
Leadership transition costs	8,384	—	—
Impairment of intangibles and other assets	7,974	—	—
Contingent earn-out adjustments	4,629	(8,516)	132
Provision for (benefit from) income taxes	4,163	1,727	(2,404)
IT transformation costs (4)	3,576	—	—
Acquisition and divestiture costs	3,131	4,492	5,808
Interest (income) expense, net	(4,669)	352	37,406
Gain on divestiture	(17,591)	—	—
Other (income) expense, net (5)	(15,063)	10,300	(3,294)
Adjusted EBITDA (loss)	$13,969	$(16,179)	$29,142

(1)Includes litigation costs of $28.0 million, consulting fees and related costs of $4.4 million, offset by sales tax liability reversals of $0.1 million for the year ended December 31, 2023. Includes litigation costs of $11.0 million, employee benefit costs of $1.6 million, consulting fees and related costs of $2.2 million, employee-related costs of $2.1 million and reserve for sales and use tax liability of $0.3 million for the year ended December 31, 2022. Includes litigation costs of $4.1 million, employee benefit costs of $0.5 million, consulting costs of $2.4 million, and a reversal of reserve for sales and use tax liability of $0.3 million for the year ended December 31, 2021.
(2)Includes severance costs and other compensation related costs of $16.9 million and IT contract termination costs of $5.7 million for the year ended December 31, 2023. Includes severance costs and other compensation related costs of $19.5 million and lease restructuring costs of $0.4 million for the year ended December 31, 2022. Includes severance costs and other compensation related costs of $2.7 million and lease restructuring costs of $0.7 million for the year ended December 31, 2021.
(3)Excludes $1.7 million of accelerated stock-based compensation for the year ended December 31, 2023 in connection with the CEO departure, as these costs are presented in leadership transition costs.
(4)Includes IT infrastructure realignment costs related to consolidating and migrating data centers to the cloud. We expect these costs to continue in 2024.
(5)Includes $10.0 million of other income related to a litigation settlement, a $7.2 million gain related to convertible senior notes repurchases and losses related to the Company’s equity method investment during the year ended December 31, 2023. Includes $0.2 million of other income related to the settlement of leases, offset by $7.7 million of losses related to the Company’s equity method investment for the year ended December 31, 2022. Includes $3.5 million of other income related to the settlement of leases for the year ended December 31, 2021. The remaining amount of other (income) expense, net fluctuation is attributable to currency rate fluctuations.

PROXY STATEMENT	118

Other Information
Appraisal Rights

Holders of shares of our common stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

By Order of the Board of Directors

By:	/s/ Jill Layfield
Name:	Jill Layfield
Title:	Chair of the Board

New York, New York

October 24, 2024

PROXY STATEMENT	119

Appendix A: Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board, the Company’s director nominees and John Collins are “participants” with respect to our solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and the Company’s Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for our current directors and director nominees is c/o LivePerson, Inc., 530 Seventh Avenue, Floor M1, New York, New York 10018.

Name	Present Principal Occupation
Bruce Hansen	Co-founder and (Former) Chairman and Chief Executive Officer, ID Analytics, LLC
Jill Layfield	Chief Executive Officer, James Michelle Jewelry
James Miller	(Former) Chief Technology Officer, Wayfair, Inc.
Vanessa Pegueros	(Former) Chief Trust & Security Officer, Onelogin, Inc.; Venture Partner, Flying Fish Partners
Karin-Joyce (K.J.) Tjon	(Former) Chief Financial Officer, Alorica, Inc.
Dan Fletcher	Operating Principal, Vector Capital Management, L.P.; Chief Financial Officer, Planful; Chief Financial Officer, Marklogic
John Sabino	Chief Executive Officer, LivePerson, Inc.
William G. Wesemann	Independent Consultant and Investor
Yael Zheng	(Former) Chief Marketing Officer, Bill Holdings, Inc.
Kevin C. Lavan	Chief Financial Officer, Autoclear LLC

Officers and Employees

Executive officers and employees of the Company who are Participants are John Collins and John Sabino. The business address for each is c/o LivePerson, Inc., 530 Seventh Avenue, Floor M1, New York, New York 10018. Mr. Collins’ present principal occupations is stated below, and Mr. Sabino’s, is stated above.

Name	Present Principal Occupation
John Collins	Chief Financial Officer and Chief Operating Officer, LivePerson, Inc.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of September 20, 2024 is set forth in the section titled “Ownership of Securities” in this Proxy Statement.

PROXY STATEMENT	120

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction Type
John Collins	08/12/2024	Common Stock	(83,735)	Open Market Sale
	07/30/2024	Common Stock	(23,680)	Open Market Sale
	04/10/2024	Common Stock	(1,796)	Open Market Sale
	04/02/2024	Common Stock	(2,958)	Open Market Sale
	10/30/2023	Common Stock	(615)	Open Market Sale
	09/13/2023	Restricted Stock Units	162,922	Grant, Award or Other Acquisition
	08/11/2023	Restricted Stock Units	150,104	Grant, Award or Other Acquisition
	07/31/2023	Common Stock	(21,275)	Open Market Sale
	04/10/2023	Common Stock	(1,170)	Open Market Sale
	04/03/2023	Common Stock	(1,780)	Open Market Sale
	11/18/2022	Common Stock	(19,830)	Disposition of Equity Securities to the Company
	11/01/2022	Common Stock	(412)	Open Market Sale
	08/04/2022	Restricted Stock Units	174,292	Grant, Award or Other Acquisition
Bruce Hansen	10/05/2023	Restricted Stock Units	59,881	Grant, Award or Other Acquisition
	04/10/2023	Restricted Stock Units	25,063	Grant, Award or Other Acquisition
Jill Layfield	10/05/2023	Restricted Stock Units	59,881	Grant, Award or Other Acquisition
	08/04/2022	Restricted Stock Units	13,124	Grant, Award or Other Acquisition
James Miller	10/05/2023	Restricted Stock Units	59,881	Grant, Award or Other Acquisition
	04/10/2023	Restricted Stock Units	25,063	Grant, Award or Other Acquisition
Vanessa Pegueros	03/14/2024	Common Stock	5,000	Open Market Purchase
	10/05/2023	Restricted Stock Units	59,881	Grant, Award or Other Acquisition
	04/10/2023	Restricted Stock Units	25,063	Grant, Award or Other Acquisition
	12/27/2022	Common Stock	49	Grant, Award or Other Acquisition
John Sabino	03/15/2024	Restricted Stock Units	2,580,645	Grant, Award or Other Acquisition
	03/15/2024	Restricted Stock Units	774,194	Grant, Award or Other Acquisition
	03/15/2024	Stock Option (Right to Buy)	1,000,000	Grant, Award or Other Acquisition
William G. Wesemann	03/12/2024	Common Stock	100,000	Open Market Purchase
	10/05/2023	Restricted Stock Units	59,881	Grant, Award or Other Acquisition
	03/23/2023	Common Stock	20,000	Open Market Purchase
	08/04/2022	Restricted Stock Units	13,124	Grant, Award or Other Acquisition
Yael Zheng	10/05/2023	Restricted Stock Units	59,881	Grant, Award or Other Acquisition
	04/10/2023	Restricted Stock Units	25,063	Grant, Award or Other Acquisition
	12/27/2022	Common Stock	3,000	Grant, Award or Other Acquisition
Kevin C. Lavan	10/05/2023	Restricted Stock Units	59,881	Grant, Award or Other Acquisition
	08/04/2022	Restricted Stock Units	13,124	Grant, Award or Other Acquisition
	06/07/2022	Stock Option (Right to Buy)	15,000	Grant, Award or Other Acquisition

PROXY STATEMENT	121

Miscellaneous Information Concerning the Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company, (ii) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, securities of any parent or subsidiary of the Company, or (iii) has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants (i) is now, or has been within the past year, a party to any contract, arrangements or understandings with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies, (ii) has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years, (iii) is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected or (iv) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Participants nor any of their associates or immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

PROXY STATEMENT	122

Appendix B: Tax Benefits Preservation Plan

EXECUTION VERSION

TAX BENEFITS PRESERVATION PLAN

dated as of

January 22, 2024,

as amended on February 16, 2024,

between

LIVEPERSON, INC.

and

EQUINITI TRUST COMPANY, LLC

as Rights Agent

PROXY STATEMENT	123

TABLE OF CONTENTS
Section 1. Certain Definitions    1
Section 2. Appointment of Rights Agent    10
Section 3. Distribution Date    10
Section 4. Form of Rights Certificates    13
Section 5. Countersignature and Registration    14
Section 6. Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates    14
Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights    15
Section 8. Cancellation and Destruction of Rights Certificates    18
Section 9. Reservation and Availability of Capital Stock    18
Section 10. Preferred Stock Record Date    19
Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights    20
Section 12. Certificate of Adjusted Purchase Price or Number of Shares    27
Section 13. Consolidation, Merger, or Sale or Transfer of Assets, Cash Flow or Earning Power.    27
Section 14. Fractional Rights and Fractional Shares    30
Section 15. Rights of Action    31
Section 16. Agreement of Rights Holders    31
Section 17. Rights Holder Not Deemed a Stockholder    32
Section 18. Concerning the Rights Agent    32
Section 19. Merger or Consolidation or Change of Name of Rights Agent    33
Section 20. Duties of Rights Agent    33
Section 21. Change of Rights Agent    35
Section 22. Issuance of New Rights Certificates    36
Section 23. Redemption    37
Section 24. Exchange    37
Section 25. Notice of Certain Events    39
Section 26. Notices    40
Section 27. Supplements and Amendments    41
Section 28. Successors; Assignment    42
Section 29. Determinations and Actions by the Board, etc    42
Section 30. Benefits of this Agreement    42
Section 31. Severability    42
Section 32. Governing Law; Forum    43
Section 33. Counterparts    43
Section 34. Descriptive Headings; Interpretation    43
EXHIBITS
Exhibit A Certificate of Designations of Series A Junior Participating Preferred Stock
Exhibit B Form of Rights Certificate
Exhibit C     Form of Summary of Rights

PROXY STATEMENT	124

TAX BENEFITS PRESERVATION PLAN
TAX BENEFITS PRESERVATION PLAN, dated as of January 22, 2024 (the “Agreement”), between LivePerson, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, a New York limited liability trust company, in its capacity as Rights Agent (as hereinafter defined).
W I T N E S E T H:
WHEREAS, the Company has generated and expects to generate certain Tax Benefits (as hereinafter defined) for U.S. federal income tax purposes, which Tax Benefits may provide significant value to the Company, and the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision or replacement provision, and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve the Company’s ability to fully utilize such Tax Benefits;
WHEREAS, in furtherance of the foregoing objectives, on January 22, 2024 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted resolutions (i) classifying a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and fixing the voting powers, designations, preferences, rights and qualifications, limitations and restrictions thereof, (ii) authorizing a dividend of one (1) Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on February 1, 2024 (the “Record Date”), and (iii) authorizing the Company’s issuance of one (1) Right (as such number may hereinafter be adjusted from time to time pursuant to the provisions of Section 11(n) hereof) for each share of Common Stock issued after the Record Date, but prior to the earlier of the Distribution Date and the Expiration Date (as each such term is hereinafter defined) and in certain other circumstances provided herein; and
WHEREAS, each Right initially represents the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined), having the voting powers, designations, preferences, rights and qualifications, limitations and restrictions set forth in the Certificate of Designations of Series A Junior Participating Preferred Stock, attached hereto as Exhibit A (the “Certificate of Designations”), upon the terms and subject to the conditions set forth in this Agreement (the “Rights”).
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:
Section 1.    Certain Definitions.
For purposes of this Agreement, the following terms have the meanings set forth below:
(a)    “Acquiring Person” shall mean any Person, together with all Affiliates and Associates of such Person, whose collective Percentage Stock Ownership is 4.9% or more, but shall not include:
(i)    any Exempt Person (as hereinafter defined);
(ii)    any Person, together with all Affiliates and Associates of such Person, whose collective Percentage Stock Ownership becomes 4.9% or more as a result of (A) a reduction in the number of Company Securities outstanding due to any acquisition of Company Securities by any Exempt Person or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case of a transaction referenced in the foregoing clause (A) or (B), unless and until such Person subsequently increases its Percentage Stock Ownership after consummation of the applicable transaction referred to in such clause (A) or (B), excluding for these purposes any increase in Percentage Stock Ownership resulting solely from (1) consummation of any subsequent transaction described in clause (A) or (B) of this Section 1(a)(ii) or (2) any transaction resulting in an increase in such Person’s Percentage Stock Ownership, which transaction and increase in

PROXY STATEMENT	125

Percentage Stock Ownership received the prior written consent of the Company (upon approval by the Board, in its sole discretion);
(iii)    any Person, together with all Affiliates and Associates of such Person, (x) whose collective Percentage Stock Ownership is 4.9% or more as of the time of the Company’s first public announcement of the adoption of this Agreement (as disclosed in public filings with the Securities and Exchange Commission prior to the time of such public announcement), or (y) whose collective Percentage Stock Ownership becomes 4.9% or more as a result of a transaction that received the prior written consent of the Company (upon approval by the Board, in its sole discretion), in each case of the foregoing clauses (x) and (y), unless and until such Person, together with all Affiliates and Associates, subsequently (A) increase their collective Percentage Stock Ownership (excluding for these purposes any increase in Percentage Stock Ownership resulting solely from consummation of (1) any subsequent transaction described in Section 1(a)(iv) or in clause (A) or (B) of Section 1(a)(ii)), or (2) any other transaction that received the prior written consent of the Company (upon approval by the Board, in its sole discretion) or (B) decrease their collective Percentage Stock Ownership below 4.9% (it being understood, for the avoidance of doubt, that no Person shall become an Acquiring Person solely on the basis of the exercise or settlement of options or similar rights to acquire Company Securities that are outstanding as of the time of the Company’s first public announcement of the adoption of this Agreement);
(iv)    any Person, together with all Affiliates and Associates of such Person, who has (A) become an “Acquiring Person,” as defined pursuant to the provisions of this Section 1(a) other than this Section 1(a)(iv), inadvertently (including because (i) such Person was unaware that it Beneficially Owned a percentage of the shares of Common Stock then outstanding that would otherwise cause such Person to be an Acquiring Person or (ii) such Person was aware of the extent of the shares of Common Stock of the Company then outstanding that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Agreement) and (B) certified to the Company in writing, within ten (10) Business Days after being requested by the Company to do so, that such Person, together with all Affiliates and Associates of such Person, became an Acquiring Person inadvertently , and (C) within ten (10) Business Days following such certification, disposed of such number of Company Securities so that such Person, together with all Affiliates and Associates of such Person, ceases to be an Acquiring Person, as defined pursuant to the provisions of this Section 1(a) other than this Section 1(a)(iv); provided, however, that if such Person fails to deliver such written certification to the Company or dispose of such number of Company Securities within the applicable ten (10) Business Day period specified above, then such Person shall become an Acquiring Person immediately upon expiration of the applicable ten (10) Business Day period;
(v)    any Person who would become an “Acquiring Person” solely as a result of any (A) unilateral grant or issuance by the Company of any Company Securities (including shares of restricted stock), (B) pre-arranged purchases of any Company Securities by directors, officers or employees of the Company or its Subsidiaries pursuant to an employee stock purchase plan sponsored by the Company or (C) exercises of outstanding options, warrants, rights or similar interests granted by the Company to current or former directors, officers or employees of the Company or its Subsidiaries; or
(vi)    any Person who the Board has affirmatively determined, in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions that may be required by the Board in making such determination.
(b)    “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

PROXY STATEMENT	126

(c)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations. The terms “Affiliate” and “Associate” shall also include, with respect to any Person, any other Person whose Company Securities would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations with respect to such first Person, or otherwise aggregated with Company Securities owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provisions or replacement provisions, and the Treasury Regulations thereunder.
(d)    “Agreement” shall have the meaning set forth in the preamble to this Agreement.
(e)    “Appropriate Officer” shall mean any of the Chief Executive Officer, the Chief Financial Officer and Chief Operating Officer, the Chief Accounting Officer or the Executive Vice President and General Counsel of the Company.
(f)    A Person shall be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, and to “Beneficially Own” any Company Securities:
(i)    that such Person actually owns (directly or indirectly) or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations, including any “coordinated acquisition” of Company Securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such Company Securities would be attributed to such Person under Section 382 of the Code and the Treasury Regulations), or are otherwise aggregated with Company Securities owned by such Person pursuant to the provisions of Section 382 of the Code, or any successor provisions or replacement provisions and the Treasury Regulations promulgated thereunder;
(ii)    that such Person or any of such Person’s Affiliates or Associates Beneficially Owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 of the Exchange Act Regulations, as in effect on the date of this Agreement;
(iii)    that such Person or any of such Person’s Affiliates or Associates has (A) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable Exchange Act Regulations and (2) is not also then reportable on a statement on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report) or (B) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, Company Securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable Exchange Act Regulations until such tendered securities are accepted for purchase or exchange;

PROXY STATEMENT	127

(iv)    that are Beneficially Owned (within the meaning of the preceding subsections of this Section 1(f)), directly or indirectly, by any other Person with which such first Person, or any of such first Person’s Affiliates or Associates, has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (except for voting pursuant to a revocable proxy or consent as described in clause (A) of paragraph (iii) of this Section 1(f)) or disposing of any Company Securities or cooperating in obtaining, changing, or influencing control of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(l) of the Treasury Regulations; or
(v)    that are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Company Securities deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Company Securities in respect of such Derivative Position (without regard to any short or similar position) that is specified in (A) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of Company Securities is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its sole discretion, in each case, only to the extent that ownership of such Company Securities would be attributable to such persons under Section 382 of the Code and the Treasury Regulations;
provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “Beneficially Own” any Company Securities that are “Beneficially Owned” (as defined in this Section 1(f)), including, without limitation, in a fiduciary capacity, by such Exempt Person or by any other officer, director or employee of such Exempt Person; provided, further, that nothing in this Section 1(f) shall cause (y) a Person engaged in business as an underwriter of securities or (z) an initial purchaser in a bona fide offering pursuant to Section 144A of the Securities Act to be the Beneficial Owner of, to Beneficially Own or have Beneficial Ownership of, any Company Securities acquired through such Person’s participation in good faith in a firm commitment underwriting or a bona fide offering pursuant to Section 144A of the Securities Act, as applicable, until the expiration of forty days after the date of such acquisition, and then only if such Company Securities continue to be owned by such Person at such expiration of forty days.
(g)    “Board” shall have the meaning set forth in the recitals to this Agreement.
(h)    “Book Entry” shall mean an uncertificated book entry for one or more shares of Common Stock.
(i)    “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(j)    “Certificate of Designations” shall have the meaning set forth in the recitals to this Agreement.
(k)    “Certificate of Incorporation” shall have the meaning set forth in Section 11(a)(iii).
(l)    “Close of Business” on any given date, shall mean 5:00 P.M., Eastern Time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., Eastern Time, on the next succeeding Business Day.

PROXY STATEMENT	128

(m)    “Closing Price” shall mean, in respect of any security for any day, the last sale price, regular way, reported at or prior to 4:00 P.M. New York City time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported at or prior to 4:00 P.M. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on Nasdaq or the NYSE or, if the security is not listed or admitted to trading on Nasdaq or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. New York City time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use reported as of 4:00 P.M. New York City time or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security, which professional market maker is selected by the Board.
(n)    “Code” shall have the meaning set forth in the recitals to this Agreement.
(o)    “Common Stock” shall mean (i) when used with reference to the Company, the common stock, par value $0.001 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed, and (ii) when used with reference to any Person other than the Company, shall mean the capital stock or other equity securities or equity interest of such Person with the greatest voting power, or otherwise having the power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned Person).
(p)    “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(q)    “Company” shall have the meaning set forth in the preamble to this Agreement until a successor corporation or entity shall have become such or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder pursuant to the applicable provisions of this Agreement, and thereafter, “Company” shall mean such successor or Principal Party, respectively.
(r)    “Company Securities” shall mean (i) shares of Common Stock of the Company, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) warrants, rights, convertible debt or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and (iv) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations. References to the Code and Treasury Regulations in clauses (ii), (iii) and (iv) of this Section 1(q) shall include any successor provisions or replacement provisions under Section 1504 or Section 382 of the Code and the Treasury Regulations promulgated thereunder.
(s)    “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.
(t)    “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(u)    “Derivative” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad-based market basket or index).
(v)    ”Derivative Position” shall mean any Derivative, whether or not presently exercisable, that (i) has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of Company Securities or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of Company Securities and that increases in value as the market price or value of

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Company Securities increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Company Securities and (ii) is capable of being settled, in whole or in part, through delivery of cash or Company Securities (whether on a required or optional basis, and whether such settlement may occur immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise), in each case regardless of whether (A) it conveys any voting rights in such Company Securities to any Person or (B) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.
(w)    “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(x)    “Distribution Notice” shall have the meaning set forth in Section 3(a) hereof.
(y)    “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.
(z)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(aa)    “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.
(bb)    “Exchange Date” shall have the meaning set forth in Section 24(b).
(cc)    “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.
(dd)    “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case, including, without limitation, in its fiduciary capacity, (ii) any employee benefit plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan referenced in clause (ii) or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any Subsidiary of the Company.
(ee)    “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(ff)    “Final Expiration Date” shall mean January 21, 2027.
(gg)    “Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.
(hh)    “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
(ii)    “Flip-Over Event” shall have the meaning set forth in Section 13(a) hereof.
(jj)    “Last Trading Price” shall have the meaning set forth in Section 14(a) hereof.
(kk)    “Nasdaq” shall mean The Nasdaq Stock Market LLC.
(ll)    “NYSE” shall mean the New York Stock Exchange.
(mm)    “Percentage Stock Ownership” shall mean, as of any date or time, with respect to any Person who is the Beneficial Owner of Company Securities, the greater of (i) with respect to Beneficial Ownership under clause (i) of the definition of Beneficial Ownership, the percentage of Company Securities Beneficially Owned by such Person as of such date or time, as determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations (or in accordance with any future Treasury Regulations promulgated under Section 382 (or any successor provisions or replacement provisions)); provided, however, that for the sole purpose of determining the Percentage Stock Ownership of any Person that is an entity (and not for the purpose of determining the

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Percentage Stock Ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations (or in accordance with any future Treasury Regulations promulgated under Section 382 (or any successor provisions or replacement provisions)), and (ii) with respect to Beneficial Ownership under clauses (ii)-(v) of the definition of Beneficial Ownership, the percentage of Company Securities Beneficially Owned by such Person as of such date or time, as determined, solely with respect to such Person, by taking into account all issued and outstanding Company Securities as of such date or time, together with the number of Company Securities not actually issued and outstanding as of such date or time, but which such Person would be deemed to be the Beneficial Owner of, to Beneficially Own or have Beneficial Ownership of, as of such date or time, pursuant to clauses (ii)-(v) of the definition of Beneficial Ownership. For the avoidance of doubt, and notwithstanding anything to the contrary set forth herein, the Percentage Stock Ownership of any Person holding outstanding options, warrants, rights or similar interests (including any contingent rights) to acquire Company Securities shall be determined as of any date or time, solely with respect to such Person, by including the number of Company Securities that, as of such date or time, are issued and outstanding, together with the number of Company Securities that are not actually issued and outstanding, but which such Person has the right to acquire upon the exercise of such options, warrants, rights or similar interests and which such Person is deemed, as of such date or time, to Beneficially Own or have Beneficial Ownership of pursuant to the terms of clauses (ii)-(v) of the definition of Beneficial Ownership.
(nn)    “Person” shall mean any individual, firm, corporation, partnership, limited partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, or group of persons making a “coordinated acquisition” of Company Securities or otherwise treated as an entity within the meaning of Treasury Regulations Section 1.382-3(a)(1) or otherwise, and also includes any successor (by merger or otherwise) of any such individual or entity.
(oo)    “Preferred Stock” shall mean the shares of Series A Preferred Stock, par value $0.001 per share, of the Company, having the voting powers, designations, preferences, rights and qualifications, limitations and restrictions set forth in the Preferred Stock Certificate of Designations, and, to the extent that there are not a sufficient number of shares of Series A Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to such terms of the Series A Preferred Stock.
(pp)    “Principal Party” shall have the meaning set forth in Section 13(b) hereof.
(qq)    “Purchase Price” shall have the meaning set forth in Section 7(b), Section 11(a)(ii) and Section 13(a) hereof.
(rr)    “Record Date” shall have the meaning set forth in the recitals to this Agreement.
(ss)    “Redemption Date” shall have the meaning set forth in Section 23(b).
(tt)    “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(uu)    “Rights” shall have the meaning set forth in the recitals to this Agreement.
(vv)    “Rights Agent” shall mean (i) as of the date of this Agreement, Equiniti Trust Company, LLC, a New York limited liability trust company, (ii) any Person appointed as a co-rights agent pursuant to and in accordance with Section 2 hereof after the date of this Agreement, (iii) any Person appointed as successor rights agent pursuant to and in accordance with Section 19 or Section 21 hereof, as applicable, in each case of (i) through (iii), until such time (if any) as such Person’s resignation or removal as Rights Agent shall become effective pursuant to and in accordance with Section 21 hereof.
(ww)    “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

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(xx)    “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.
(yy)    “Securities Act” shall mean the Securities Act of 1933, as amended.
(zz)    “Selected Courts” shall have the meaning set forth in Section 32 hereof.
(aaa)    “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(bbb)    “Stock Acquisition Date” shall mean the first date on which a press release or similar public announcement is issued and made generally available and accessible to the public (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) or Section 13(g) of the Exchange Act), by the Company or an Acquiring Person, indicating that a Person has become an Acquiring Person or disclosing information that reveals the existence of an Acquiring Person, or such other date as shall be determined by the Board in its sole discretion that a Person has become an Acquiring Person.
(ccc)    “Stockholder Approval” means the approval of this Agreement by the affirmative vote of a majority of the votes cast on the matter by holders of the outstanding shares of Common Stock of the Company entitled to vote thereon (excluding any votes cast by any Acquiring Person or its Affiliates or Associates), at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) at which a quorum is present.
(ddd)    “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which such Person (i) owns an amount of voting securities or other equity interests having voting power sufficient to elect at least a majority of the directors or members of an equivalent governing body having similar functions of such corporation or other entity, is Beneficially Owned, directly or indirectly, by such Person, or otherwise controlled by such Person or (ii) otherwise has the power to control or direct the management of such corporation or other entity.
(eee)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(fff)    “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(ggg)    “Tax Benefits” shall mean a current year net operating loss and the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, Section 163(j) deferred interest carryovers, and other similar tax carryovers, as well as any loss or deduction (whether actual or prospective) attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder, and any other tax credit, deduction or attribute the benefit of which may be limited by Sections 382 and Section 383 of the Code, in each case of the Company or any of its Subsidiaries.
(hhh)    “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(iii)    “Treasury Regulation” shall mean the tax regulations promulgated under the Code, as such regulations may be amended from time to time and shall include, to the extent determined by the Board, any proposed Treasury Regulations.
(jjj)    “Triggering Event” shall mean any Flip-In Event or any Flip-Over Event.
Section 2.    Appointment of Rights Agent.

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The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall, prior to the Distribution Date, also be the holders of Common Stock) in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent and execution of this Agreement by such co-Rights Agent. In the event that the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any such co-Rights Agent shall be as the Company shall reasonably determine and set forth in the foregoing notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.
Section 3.    Distribution Date.
(a)    Until the earlier of (i) the Close of Business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), and (ii) the Close of Business on the tenth (10th) Business Day (or such later date as the Board shall determine in its sole discretion) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is commenced within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of clauses (i) and (ii) being herein referred to as the “Distribution Date”), (y) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by notations in the respective accounts for the Common Stock for Book Entry shares, and not by separate Rights Certificates, and (z) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). The Company shall notify the Rights Agent in accordance with Section 26 promptly following the occurrence of the Distribution Date (a “Distribution Notice”). As soon as practicable after receipt of such Distribution Notice, but subject to the following sentence, the Rights Agent will send, by such means as may be selected by the Company, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the share transfer records of the Company, one or more Rights Certificates, in substantially the form attached hereto as Exhibit B (each a “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein, and from and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates; provided, however, that the Company may elect, in its sole discretion, for the Rights to be evidenced and recorded after the Distribution Date solely in book-entry or other uncertificated form, in which case, (i) the Company shall notify the Rights Agent of such election in the Distribution Notice, (ii) such book-entries or other evidence of ownership in uncertificated form shall be deemed to be Rights Certificates for all purposes of this Agreement and (iii) all references to Rights Certificates in this Agreement shall be deemed to be references to such book-entries or other evidence of ownership in uncertificated form; provided, further, that all procedures relating to actions to be taken or information to be provided with respect to such Rights recorded in book-entry or other uncertificated form (including actions to be taken and information to be provided to exercise such Rights) shall be determined, and may be modified from time to time, as determined by the Company to be necessary or appropriate, to reflect book-entry or other uncertificated ownership. Upon the occurrence of a Flip-In Event, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any Person receives Rights, or Rights Certificates evidencing Rights, that would be null and void under Section 7(e) hereof. Receipt by any Person of a Rights Certificate with respect to any Rights shall not preclude a later determination that such Rights are null and void pursuant to Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(n) hereof, at the time of distribution of the Rights, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.
(b)    The Company will make available, as promptly as practicable following the Record Date, a Summary of Rights to purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the

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“Summary of Rights”), to any holder of Rights who may deliver a written request for a Summary of Rights to the Company from time to time prior to the Expiration Date. With respect to Book Entry shares of Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, the Rights will be evidenced by the notations in the respective accounts for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights, unless and until the Distribution Date shall occur and the Company does not include a request that the Rights be evidenced in book-entry form in the Distribution Notice. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary set forth in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.
(c)    Rights shall be issued in respect of all shares of Common Stock that are issued (i) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or (ii) under the circumstances provided in Section 22 hereof, after the Distribution Date. Any Book Entry shares of Common Stock issued during the foregoing periods shall also be deemed to be notations in the respective accounts for Common Stock, for Rights. The following legend shall be included in a notice to the record holder of such shares in accordance with applicable law:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between LivePerson, Inc. (the “Company”) and the Rights Agent (including any successor Rights Agent) thereunder (as originally executed and as it may be amended or restated from time to time, the “Tax Benefits Preservation Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person that is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Tax Benefits Preservation Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void and will no longer be transferrable.
With respect to any certificates representing shares of Common Stock issued after the Record Date but prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of such shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any shares of Common Stock represented by such certificates shall also constitute the transfer of the Rights associated with such Common Stock. Similarly, during such time periods, transfers of shares participating in the direct registration system shall also be deemed to be transfers of the associated Rights. In the case of any shares participating in the direct registration system, the Company shall cause the transfer agent for the Common Stock to include on each direct registration account statement with respect thereto issued after the Record Date but prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date, a notation to the effect that the Company will mail to the stockholder a copy of this Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor and that the recipient of the statement, as a holder of shares of Common Stock, may have certain rights thereunder. Notwithstanding this Section 3(c), neither the omission of a legend or notation nor the failure to deliver the notice of such legend or notation required hereby shall affect the enforceability of any part of this Agreement or the rights and restrictions set forth herein that are applicable to holders of the Rights. In the event that shares of Common Stock are not represented by certificates, references in this

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Agreement to certificates shall be deemed to refer to the notations in the Book Entry accounts reflecting ownership of such shares.
Section 4.    Form of Rights Certificates.
(a)    The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of, and conditioned upon, this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date but prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein, but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
(b)    Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights that are Beneficially Owned by: (i) an Acquiring Person or any Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or such Affiliate or Associate) or to any Person with whom such Acquiring Person (or such Affiliate or Associate) has any continuing plan, agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board has determined in its sole discretion is part of a plan, agreement, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend in substantially the following form:
The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person that was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan). Accordingly, this Rights Certificate and the Rights represented hereby shall become null and void in the circumstances specified in Section 7(e) of the Tax Benefits Preservation Plan.
Section 5.    Countersignature and Registration.
(a)    The Rights Certificates shall be duly executed on behalf of the Company by any Appropriate Officer, either manually or by electronic signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by electronic signature, and shall not be valid for any purpose unless so countersigned. In case any Appropriate Officer who shall have signed any of the Rights Certificates shall cease to hold such office of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to hold such office of the Company; and any Rights

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Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be an Appropriate Officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
(b)    Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at its principal office or such other location(s) as may be designated by the Rights Agent as the appropriate place for surrender of Rights Certificates, together with any required form of assignment and certificate duly executed and properly completed, upon exercise or transfer, books for registration and transfer of the Rights. Such books shall show the names and addresses of the respective holders of the Rights, the number of Rights held by each such holder and, if applicable, evidenced on the face of each Rights Certificates and the date of each of the Rights Certificates.
Section 6.    Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)    Subject to the provisions of this Agreement, at any time after the Close of Business on the Distribution Date, and prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or other Rights Certificates entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose, accompanied by such other documentation as the Rights Agent may reasonably request. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder shall have properly completed and duly executed and delivered to the Rights Agent the certificate contained in the form of assignment on the reverse side of such Rights Certificate (and such other documentation as the Rights Agent may reasonably request) and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Rights Agent or the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign (either by manual or electronic signature) and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from any holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.
(b)    Subject to the provisions of this Agreement, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and the identity of the Beneficial Owner (or former Beneficial Owner) or Associates or Affiliates thereof (including such other documentation as the Company or the Rights Agent shall reasonably request), and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights

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Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)    Subject to Section 7(e) hereof, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, the registered holder of any Rights may exercise its Rights (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof), in whole or in part, upon such holder’s surrender of the Rights Certificate(s) representing such Rights (or, if applicable, by taking such actions and delivering such documents as established by the Company to surrender Rights represented in uncertificated form), with the appropriate form of election to purchase and the certificate on the reverse side of the Rights Certificate(s) representing such Rights (if applicable), in each case, properly completed and duly executed, to the Rights Agent at the principal office or other offices of the Rights Agent designated for such purpose, accompanied by such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the Close of Business on January 21, 2025, if Stockholder Approval has not been obtained on or prior to such date, (iii) the time at which the Rights are redeemed or exchanged as provided in Section 23 or Section 24 hereof, respectively, (iv) the Close of Business on the date set by the Board following a determination by the Board, in its sole discretion, that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits and (v) the Close of Business on the first day of a taxable year of the Company to which the Board determines, in its sole discretion, that no Tax Benefits may be carried forward (the earliest of (i)-(v) being herein referred to as the “Expiration Date”).
(b)    The purchase price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $18.00 (the “Purchase Price”), subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof, and shall be payable in accordance with paragraph (c) below.
(c)    Except as otherwise provided herein, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate contained therein properly completed and duly executed (or, if applicable, such documents as established by the Company to surrender Rights represented in uncertificated form), accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of such Rights in accordance with Section 9(e) hereof, in cash or by wire transfer, certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall, subject to Section 7(f) and Section 20(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights. The payment of the Purchase Price (as such amount may be reduced

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pursuant to Section 11(a)(iii) hereof) shall be made in cash or by wire transfer, certified check, cashier’s check or money order, in each case, payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities (including Common Stock), cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
(d)    In case the registered holder of any Rights shall exercise less than all the Rights held by such holder, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights, (or, if such unexercised Rights shall be evidenced and recorded solely in book-entry form, the applicable notation shall be updated to reflect the number of unexercised Rights held by such registered holder) and registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.
(e)    Notwithstanding anything in this Agreement to the contrary, from and after a Flip-In Event, any Rights that are Beneficially Owned by, or the Beneficial Ownership of which is transferred to, any of the following Persons, shall become null and void, without any further action, effective immediately upon the occurrence of such Flip-In Event: (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, unless the Board in good faith determines that such Person was not involved in and did not cause or facilitate, directly or indirectly, such Triggering Event, (ii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Acquiring Person (or of any such Affiliate or Associate) becomes such, (iii) a transferee of an Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Affiliate or Associate) to holders of equity interests in such Acquiring Person (or any such Affiliate or Associate) or to any Person with which the Acquiring Person (or any such Affiliate or Associate) has any continuing plan, agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board has determined in its sole discretion is part of a plan, agreement, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clauses (i)-(iii) of this sentence, and, in each case, no holder of such Rights shall have any right, title or interest whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, and such Rights shall be canceled and shall not be transferable. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person’s Affiliates or Associates or their respective transferees hereunder.
(f)    Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless and until such registered holder shall have (i) properly completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such transfer or exercise (and such other documentation as the Rights Agent may reasonably request), or taken such actions and delivered such documents as established by the Company to surrender Rights represented in uncertificated form, in each case, accompanied by payment in full to the Rights Agent of the Purchase Price with respect to the total number of one one-thousandths of a shares of Preferred Stock for which the Rights were exercised, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates of such Beneficial Owner as the Company shall reasonably request.
Section 8.    Cancellation and Destruction of Rights Certificates.

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All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company. The Rights Agent shall maintain, for such period as required by applicable law, in a retrievable database, electronic records of all canceled Rights Certificates, including all Rights Certificates destroyed by it, and, upon the written request of the Company, the Rights Agent shall provide the Company with copies of such electronic records.
Section 9.    Reservation and Availability of Capital Stock.
(a)    The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities), the aggregate number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.
(b)    So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c)    If the Company is required to file a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use commercially reasonable efforts to (i) file, as soon as practicable after the earliest date following the occurrence of a Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities registered pursuant to such registration statement and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date referenced in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, and the Company shall issue a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective or has been suspended.

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(d)    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares, whether whole or fractional, of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of such shares (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and non-assessable.
(e)    The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or similar tax or charge that may be payable in respect of any transfer or delivery of Rights to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than, that of the registered holder of the Rights surrendered for exercise, nor shall the Company be required to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s reasonable satisfaction that no such tax or charge is due.
Section 10.    Preferred Stock Record Date.
Each Person in the name of which any entry in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other securities, as the case may be) for a number of one one-thousandths of a share of Preferred Stock (or number of shares of Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or shares of Common Stock and/or other securities, as the case may be) represented thereby on, and such entry shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered with the forms of election and certification properly completed and duly executed, or such actions were taken and documents were delivered as established by the Company to surrender Rights represented in uncertificated form; and, in each case, payment of the Purchase Price (and all applicable transfer taxes and governmental charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such entry shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open.
Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.
The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)
(i)    In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the

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effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or other capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or other capital stock, as the case may be, that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.
(ii)    Subject to Section 23 and Section 24 hereof, in the event that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person (the first occurrence of such event, a “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a Flip-Over Event, then, promptly following such Flip-In Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, and (y) dividing that product (which, following such Flip-In Event, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such Flip-In Event, (such number of shares, the “Adjustment Shares”). From and after the occurrence of a Flip-Over Event, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 hereof and not pursuant to this Section 11(a)(ii).
(iii)    In the event that the number of shares of Common Stock authorized by the Certificate of Incorporation of the Company (the “Certificate of Incorporation”), but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Board shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine, in its sole discretion, whether to (1) take such actions as are necessary to authorize an amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock by an amount that is at least sufficient to permit exercise in full of the Rights and authorize the officers of the Company to execute and file such amendment to the Certificate of Incorporation with the Delaware Secretary of State or (2) make adequate provision for such Adjustment Shares pursuant to clause (B) below by determining the excess of (i) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (ii) the Purchase Price (such excess, the “Spread”), and (B) with respect to each Right (subject to Section 7(e) hereof), substitute for some or all of the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, that the Board has deemed to have essentially the same value as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value where such aggregate value has been determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, that, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the Flip-In Event and (y) the date on which the

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Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Flip-In Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-In Trigger Date, in order that the Company may, to the extent required by applicable law or the rules of any stock exchange upon which the Common Stock is then listed or traded, seek stockholder approval for the authorization of such additional shares (such period, as it may be so extended, being herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of consideration to be delivered upon exercise of the Rights pursuant to the first sentence of this Section 11(a)(iii), and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Flip-In Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.
(b)    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having voting powers, designations, preferences, rights and qualifications, limitations and restrictions substantially similar to those of shares of Preferred Stock set forth in the Certificate of Designations (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price shall be adjusted, so that the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and Equivalent Preferred Stock that the aggregate subscription or purchase price for the total number of shares of Preferred Stock and/or Equivalent Preferred Stock to be so offered (and/or the aggregate initial conversion price of the convertible securities to be so offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be so offered for subscription or purchase (or into which the convertible securities to be so offered are initially convertible). In case such subscription or purchase price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and all holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned, directly or indirectly, by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

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(c)    In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity), of cash (other than a regular quarterly cash dividend out of funds legally available therefor), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock), evidences of indebtedness, or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be adjusted, so that such Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets, evidences of indebtedness or subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.
(d)    For the purpose of any computation hereunder, “Current Market Price” shall have the meaning set forth in clause (i) or (ii) below, as applicable.
(i)    For the purpose of any computation of the Current Market Price per share of Common Stock hereunder, as of any date, such Current Market Price shall be deemed to be the lesser of (A) the average of the daily Closing Prices per share of Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date and (B) the average of the daily Closing Prices per share of Common Stock for the five (5) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or other distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or other distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.
(ii)    For the purpose of any computation of the Current Market Price per share of a publicly traded share of Preferred Stock hereunder as of any date, such Current Market Price shall be determined in a manner consistent with the method for determining the Current Market Price of Common Stock set forth in Section 11(d)(i) hereof. If the Current Market Price per share of Preferred Stock cannot be determined as of such date in a manner consistent with the method set

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forth in Section 11(d)(i) hereof or if the Preferred Stock is not publicly held or listed or traded on such date, the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to one thousand (1,000) (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock as of such date. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded as of such date, the Current Market Price per share of the Preferred Stock shall mean the fair value per share as of such date, as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.
(e)    Notwithstanding anything to the contrary contained herein, no adjustment to the Purchase Price shall be required pursuant to any provision of this Section 11 unless such adjustment would require an increase or decrease in the Purchase Price by an amount equal to at least one percent (1%) of the Current Market Price of the Purchase Price; provided, however, that any adjustments that, by reason of this Section 11(e), are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates such adjustment and (ii) the Expiration Date.
(f)    If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), and (l) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)    Unless the Company shall have exercised its election pursuant to Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) or (c) hereof, as applicable, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment to the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after any such adjustment to the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing (i) the Purchase Price in effect immediately prior to adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after adjustment of the

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Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement of such election by the Company. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights on such record date, Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights on the record date specified in the public announcement.
(j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share of Preferred Stock and the number of one one-thousandths of a share of Preferred Stock that were expressed in the initial Rights Certificates issued hereunder.
(k)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock or shares of Common Stock and/or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such shares or other securities upon the occurrence of the event requiring such adjustment.
(l)    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments to the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that, in its good faith judgment, the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price per share of Preferred Stock, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(m)    The Company covenants and agrees that it shall not, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, (i) consolidate with any other Person (other than a Subsidiary of the Company), (ii) merge with or into any other Person (other than a Subsidiary of the Company), or (iii) sell or transfer (or permit any Subsidiary of the Company to sell or transfer), in each case, in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would eliminate or substantially diminish the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of

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the Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.
(n)    Notwithstanding any provision in this Agreement to the contrary, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying (i) the number of Rights associated with each share of Common Stock immediately prior to such event by (ii) a fraction, (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.
Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) mail or make available a brief summary thereof to (i) if a Distribution Date has occurred, each record holder of a Rights or (ii) if prior to the Distribution Date, each record holder of Book Entry shares of Common Stock in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and in relying in good faith on any adjustment or statement therein contained.
Section 13.    Consolidation, Merger, or Sale or Transfer of Assets, Cash Flow or Earning Power.
(a)    In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company), and the Company shall not be the continuing or surviving entity of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, (the first occurrence of any event described in the foregoing clause (x) or (y), a “Flip-Over Event”) all or part of the outstanding shares of Common Stock shall be converted into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise dispose of (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or any wholly owned Subsidiary of the Company or any combination thereof); provided, however, that this clause (z) of Section 13(a) hereof shall not apply to the pro rata distribution by the Company of assets (including securities) of the Company or any of its Subsidiaries to all holders of Common Stock (other than any Subsidiary of the Company), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of duly authorized, validly issued, freely tradeable, fully paid and nonassessable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal, preemptive rights or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to a Flip-Over

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Event (or, if a Flip-In Event has occurred prior to a Flip-Over Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to a Flip-In Event by the Purchase Price in effect immediately prior to a Flip-In Event), and (2) dividing that product (which, following a Flip-Over Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Flip-Over Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) all references herein to the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following a Flip-Over Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following any Flip-Over Event.
(b)    “Principal Party” shall mean:
(i)    in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities or other equity interests into which shares of Common Stock are converted or for which shares of Common Stock are exchanged in such merger or, consolidation, and if no securities or other equity interests are so issued, the Person that is the other party to such merger or consolidation; and
(ii)    in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power disposed of pursuant to such transaction or transactions;
provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time, and has not been continuously over the preceding twelve (12) month period, registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market capitalization.
(c)    The Company shall not consummate any consolidation, merger, sale or disposition referenced in Section 13(a) unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been otherwise issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and, unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13, and further providing that, as soon as practicable after the date of any consolidation, merger, sale or other disposition of assets referenced in paragraph (a) of this Section 13, the Principal Party will:
(i)    prepare and file a registration statement under the Securities Act, to register the Rights and the securities purchasable upon exercise of the Rights on an appropriate form and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;
(ii)    take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including, but not limited to, the registration

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or qualification of such securities under all requisite securities laws or “blue sky” laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate;
(iii)    use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE, the Nasdaq or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE, the Nasdaq or such other securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the NYSE, the Nasdaq or a national securities exchange, to cause the Rights and the Common Stock of the Principal Party or other securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;
(iv)    use its best efforts to obtain any and all necessary governmental approvals as may be required with respect to the issuance of the Common Stock of the Principal Party (or such other securities that may be acquired) upon exercise of the Rights;
(v)    obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights; and
(vi)    deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.
The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, sales or other transfers. In the event that a Flip-Over Event shall occur at any time after the occurrence of a Flip-In Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).
Section 14.    Fractional Rights and Fractional Shares.
(a)    The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of issuing fractional Rights, the Company may pay to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Last Trading Price of a whole Right. For purposes of this Section 14(a), the “Last Trading Price” of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.
(b)    The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of issuing fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights with regard to which such fractional Rights would otherwise be issuable, at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Current Market Price of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the Closing Price of a share of Preferred Stock on the Trading Day immediately prior to the date of such exercise.
(c)    Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of issuing fractional shares of Common Stock, the Company may

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pay to the registered holders of Rights with regard to which such fractional Rights would otherwise be issuable, at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Current Market Price of one (1) share of Common Stock. For purposes of this Section 14(c), the Current Market Price of one (1) share of Common Stock shall be the Closing Price per share of Common Stock on the Trading Day immediately prior to the date of such exercise.
(d)    The holder of a Right, by the acceptance of the Rights, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
(e)    Whenever a payment in lieu of issuing fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto. The Rights Agent shall be fully protected in relying in good faith upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies from the Company.
Section 15.    Rights of Action.
All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of Rights (and, prior to the Distribution Date, the registered holders of shares of Common Stock); and any registered holder of any Rights (or, prior to the Distribution Date, any registered holder of shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights in the manner provided in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.
Section 16.    Agreement of Rights Holders.
Every holder of a Right, by accepting such Rights, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;
(b)    after the Distribution Date, the Rights will be transferable (subject to the provisions of this Agreement) only on the registry books of the Rights Agent if surrendered at the principal office or other offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms of assignment and certificates properly completed and duly executed, accompanied by such other documentation as the Rights Agent may reasonably request;
(c)    subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the Person whose name is indicated in the Book Entry account system of the transfer agent in respect of the associated

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Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and
(d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent, nor any of their respective directors, officers, employees or agents, shall have any liability to any holder of Rights or other Person as a result of the inability of the Company or the Rights Agent to perform any of their respective obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.
Section 17.    Rights Holder Not Deemed a Stockholder.
No holder of any Rights, in its capacity as such, shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or shares of Common Stock or any other securities of the Company that may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, in its capacity as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent with respect to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, unless and until the Rights shall have been exercised in accordance with the provisions hereof.
Section 18.    Concerning the Rights Agent.
(a)    The Company agrees to pay to the Rights Agent compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon by the Company and the Rights Agent and, from time to time, on demand of the Rights Agent, its reasonable and documented out-of-pocket expenses, including reasonable and documented out-of-pocket outside counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent and its directors and officers for, and to hold them harmless against, any loss, liability or reasonable and documented out-of-pocket expense that may be paid, incurred or suffered by the Rights Agent for anything done or omitted by any of them in connection with the Rights Agent’s acceptance and administration of this Agreement and performance of its obligations hereunder, including the reasonable and documented out-of-pocket costs and expenses of defending against any claim of liability; provided that the foregoing obligations of the Company shall not apply to the extent that any such loss, liability or expense arises out of or relates to the gross negligence, bad faith or willful misconduct on the part of the Rights Agent or its officers, employees and other representatives (as determined by a Selected Court in a final non-appealable judgment).
(b)    The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement and performance of its obligations hereunder in good faith reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company (including, in the case of uncertificated securities, any notation in the Book Entry account system of the transfer agent in respect of such securities), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement,

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or other paper or document reasonably believed by it in good faith to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
Section 19.    Merger or Consolidation or Change of Name of Rights Agent.
(a)    Any Person into which the Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent, shall be the successor to the Rights Agent under this Agreement, but only if such Person would be eligible for appointment as a Rights Agent under the provisions of Section 21 hereof, in which event, such Person shall be bound by the terms hereof, without the execution or filing of any instrument or other document or any further act on the part of any of the parties hereto or any other Person. The sale of all or substantially all of the Rights Agent’s assets employed in the performance of its transfer agent activities to any Person shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, such successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force and effect provided in the Rights Certificates and in this Agreement.
(b)    In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.    Duties of Rights Agent.
The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights, by their acceptance thereof, shall be bound:
(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent or, subject to the prior written consent of such counsel, counsel to the Company), in which event, the Rights Agent’s good faith reliance on any advice or opinion given to the Rights Agent by such counsel shall be full and complete protection to the Rights Agent as to any action taken or omitted by it in accordance with such opinion or advice, in the absence of gross negligence, bad faith or willful misconduct on the part of the Rights Agent (as determined by a Selected Court in a final non-appealable judgment).
(b)    Whenever, in the performance of its duties under this Agreement, the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an Appropriate Officer and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered by it under the provisions of this Agreement in good faith reliance upon such certificate, in the absence of gross negligence, bad faith or willful misconduct on the part of the Rights Agent (as determined by a Selected Court in a final non-appealable judgment).
(c)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as

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to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.
(d)    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); shall not be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; shall not be responsible for calculating or determining whether any adjustment is required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Rights Certificates after actual written notice of any such adjustment); shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or Common Stock will, when so issued, be duly authorized, validly issued, fully paid and non-assessable; and shall not be responsible for the independent investigation of the accuracy of any information, certificate, instrument or written instruction delivered to the Rights Agent by the Company.
(e)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent in good faith for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(f)    The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any Appropriate Officer, and to apply to such officers for written advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith or willful misconduct on the part of the Rights Agent (as determined by a Selected Court in a final non-appealable judgment) in accordance with such instructions of any such officer.
(g)    The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement, in each case in compliance with all applicable laws. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(h)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents selected by the Rights Agent with reasonable care, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, other than to the extent arising out of or resulting from the gross negligence, bad faith or willful misconduct on the part of the Rights Agent (as determined by a Selected Court in a final non-appealable judgment) in the selection and continued engagement or employment thereof.
(i)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights under this Agreement if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

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(j)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company, and shall so consult with the Company as promptly as practicable.
Section 21.    Change of Rights Agent.
The Rights Agent may resign as Rights Agent under this Agreement upon thirty (30) days’ prior notice in writing delivered to the Company, to each transfer agent of the Common Stock and Preferred Stock, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights, in each case, in accordance with Section 26 of this Agreement. The Company may, in its sole discretion, remove the Rights Agent at any time, with or without cause, upon thirty (30) days’ prior notice in writing, delivered to the Rights Agent, and to each transfer agent of the Common Stock and Preferred Stock, and, if such removal occurs after the Distribution Date, to the registered holders of the Rights, in each case, in accordance with Section 26 of this Agreement. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after delivering written notice of such removal or after it has received written notice of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of Rights (who shall, with such notice, submit his, her or its Rights Certificate for inspection by the Company), then any registered holder of any Rights may apply to a Selected Court for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by a Selected Court, shall be (a) a legal business entity organized and doing business under the laws of the United States or any State thereof, in good standing, and having an office in the State of New York, that is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and which has at the time of its appointment as Rights Agent a combined capital (including its direct and indirect parents and Subsidiaries) and surplus of at least $100,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; provided that the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.    Issuance of New Rights Certificates.
Notwithstanding any of the provisions of this Agreement or of the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price or the number or kind or class of shares of capital stock or other securities or assets purchasable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date but prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or the vesting or entitlement to other awards, in each case, granted or awarded pursuant to any employee benefit or compensation plan, agreement or arrangement, and which stock options or awards are outstanding as of the Distribution Date (unless the Board or a duly authorized committee thereof has determined to make other equitable adjustments or the agreements underlying such stock options or awards provide otherwise), or (y) upon the exercise, conversion or exchange of securities issued by the Company after the date of this Agreement (except as may otherwise be provided in the instrument(s)

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governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights issued in connection with any such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment to the Purchase Price or number and kind of shares or rights shall otherwise have been made in lieu of the issuance thereof in accordance with the terms of this Agreement.
Section 23.    Redemption.
(a)    The Board may, at its option and in its sole discretion, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) Business Day following the Record Date) and (ii) the Close of Business on the Final Expiration Date, direct the Company to, and, if so directed, the Company shall, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted pursuant to Section 11 to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after a Flip-In Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (with the number of such shares to be based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish.
(b)    Immediately upon the effectiveness of the Board action authorizing a redemption of the Rights pursuant to Section 23(a) hereof, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held as of the Redemption Date. A redemption of the Rights shall be effective immediately upon the effectiveness of the Board action authorizing such redemption (or, if such Board action authorizing redemption of the Rights provides that the redemption will not be effective until the occurrence of a specified future date, time or event, then the redemption shall be effective only upon the occurrence of such future date, time or event) (the date on which a redemption of Rights actually becomes effective in accordance with the foregoing, the “Redemption Date”). Promptly following the Board action authorizing a redemption of the Rights, the Company shall give public notice thereof. The Company shall deliver a notice of redemption promptly following the Redemption Date to the Rights Agent and all registered holders of outstanding Rights as of the Redemption Date in accordance with Section 26 hereof. Any notice that is delivered in the manner provided in Section 26 hereof shall be deemed given, whether or not the holder receives such notice. The failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Each such notice of redemption will state the manner by which payment of the Redemption Price shall be made.
(c)    Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than (i) a redemption of Rights by the Company in accordance with this Section 23, (ii) pursuant to an exchange of Rights for Common Stock in accordance with Section 24 hereof and (iii) in connection with the purchase or repurchase of shares of Common Stock prior to the Distribution Date.
Section 24.    Exchange.
(a)    The Board may, at its option and in its sole discretion, at any time and from time to time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration

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Date, cause the Company to exchange all or any portion of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one (1) share of Common Stock for each Right, appropriately adjusted in accordance with Section 11(a) to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date of this Agreement (such exchange ratio, as so adjusted, being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to cause any exchange of Rights for Common Stock to occur at any time after (i) the Percentage Stock Ownership of any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes fifty percent (50%) or more or (ii) the occurrence of a Flip-Over Event.
(b)    Immediately upon the action of the Board authorizing an exchange of any Rights for Common Stock pursuant to subsection (a) of this Section 24 and without any further action by or notice to any Person, all rights of holders to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of Rights held by such holder multiplied by the Exchange Ratio. Promptly following the effectiveness of action of the Board authorizing an exchange of the Rights, the Company shall publicly announce the taking of such Board action. The Company shall deliver notice of an exchange to the Rights Agent promptly following the Exchange Date and to all registered holders of outstanding Rights as of the Exchange Date, in accordance with Section 26 hereof; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such exchange. Any notice that is delivered in the manner provided in Section 26 hereof shall be deemed given, whether or not the holder actually receives the notice. Each such notice of exchange will state the date on which such exchange shall be effective (the “Exchange Date”), the number of shares of Common Stock to be issued for each Right pursuant to such exchange and, in the event of any partial exchange, the aggregate number of Rights that will be exchanged. Any partial exchange of Rights shall be effected pro rata among all holders of Rights as of the Close of Business on the Exchange Date, based on the number of Rights held by each holder of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof).
(c)    Following the action of the Board authorizing any such exchange of Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon such exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. In furtherance thereof, if so directed by the Company, shares of Common Stock (or other consideration) potentially issuable upon an exchange pursuant to this Section 24 to holders of Rights that have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons may be deposited in a trust established by the Company pending receipt of appropriate verification. To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 that have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement.
(d)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.
(e)    In the event that there shall not be sufficient shares of Common Stock authorized but not outstanding to permit any exchange of Rights as contemplated in accordance with this Section 24, the

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Company shall take all such action as may be reasonably necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.
(f)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to each of the registered holders of the Rights to whom fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the Current Market Price of a whole share of Common Stock. For the purposes of this Section 24(f), the Current Market Price of a whole share of Common Stock shall be the Closing Price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.    Notice of Certain Events.
(a)    In case the Company shall propose, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend in accordance with the Certificate of Designations), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries) or (v) to effect the liquidation, dissolution or winding-up of the Company, then, in each such case, the Company shall give to each registered holder of Rights, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding-up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.
(b)    In the event that any Flip-In Event shall occur, (i) the Company shall as soon as practicable thereafter give to each registered holder of Rights, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 26.    Notices.
(a)    Any notices, instructions, or other communications authorized or required by this Agreement (“Notices”) to be given to or by the Company or the Rights Agent shall be made in writing and delivered by hand delivery, recognized national overnight delivery service, by first-class mail, postage prepaid or by electronic mail (except that Notice given by electronic mail will not be effective unless either

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(a) a duplicate copy of such email Notice is promptly given by one of the other methods described in this Section 26, (b) the receiving party delivers a written confirmation of receipt of such Notice either by email or any other method described in this Section 26 (excluding “out of office” or other automated replies or (c) such Notice is solely between the Company and the Rights Agent). Each such communication shall be effective (a) if delivered by hand (or electronic mail, if applicable), when such delivery is made at the address specified in this Section 26(a), (b) if delivered by recognized national overnight delivery service, the next Business Day after such communication is sent to the address specified in this Section 26(a), or (c) if delivered by first-class mail, postage prepaid, five (5) days following the date on which such communication is sent to the address specified in this Section 26(a). Any such notice, instruction, or other communication to the Company or the Rights Agent shall be delivered to their respective addresses set forth below (as may be updated from time to time):
If to the Company:
LivePerson, Inc.
530 7th Avenue, Floor M1
New York, NY 10018
Attention: Monica Greenberg, Executive Vice President and General Counsel
Email: monica.greenberg@liveperson.com
with a copy to:
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, NY 10004
Attention: Philip Richter and Mark Hayek
Email: philip.richter@friedfrank.com and mark.hayek@friedfrank.com
If to the Rights Agent:
Equiniti Trust Company, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: Relationship Management
with a copy to:
Equiniti Trust Company, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: Legal Department
Email: LegalTeamUS@equiniti.com
(b)    Any notices, instructions, or other communications authorized or required by this Agreement to be given to the registered holder of any Rights (or, if prior to the Distribution Date, the registered holder of (i) a certificate representing shares of Common Stock or (ii) Book Entry shares of Common Stock) shall be made in writing and delivered by hand delivery, recognized national overnight delivery service or by first-class mail, postage prepaid, to such registered holder at the address shown on the registry books of the Company (or its transfer agent) or by email if such information is available to the Company or its transfer agent. Any notice that is sent or mailed in the manner provided in this Section 26(b) will be deemed given whether or not the holder receives the notice.  Notwithstanding anything to the contrary in this Agreement, prior to the Distribution Date, the issuance of a press release or the making of a publicly available filing by the Company with the SEC will constitute sufficient Notice by the Rights Agent or

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the Company to the holders of securities of the Company, including the Rights, for all purposes of this Agreement and no other Notice need be given.
Section 27.    Supplements and Amendments.
Prior to the Distribution Date the Company may, upon prior approval of the Board, in its sole discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of Rights. From and after the Distribution Date, the Company may, upon prior approval of the Board, in its sole discretion, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder (other than the Final Expiration Date, which may not be amended without approval of the affirmative vote of a majority of the votes cast by holders of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote thereon (provided that a quorum is present) at a stockholders’ meeting or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the holders of Rights in their capacity as such (other than an Acquiring Person, any Affiliate or Associate of an Acquiring Person or any other Person whose Rights have become null and void pursuant to Section 7(e)). Upon the delivery of a certificate from an Appropriate Officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute and deliver such supplement or amendment to the Company; provided that any supplement or amendment other than to Sections 18, 19, 20, 22, 27 or 32 hereof that does not supplement or amend this Agreement in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the second sentence of this Section 27) at a time when the Rights are not redeemable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock.
Section 28.    Successors; Assignment.
All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and permitted assigns hereunder. Notwithstanding anything to the contrary contained herein, neither party to this Agreement may assign any of its rights or delegate any of its responsibilities, liabilities or obligations hereunder without the prior written consent of the other party hereto.
Section 29.    Determinations and Actions by the Board, etc.
Without limiting the rights and immunities or expanding the duties or obligations of the Rights Agent, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder, (ii) make all determinations deemed by the Board to be necessary or advisable for the administration of this Agreement (including any determination to redeem or exchange, or not redeem or exchange, the Rights, or to amend or supplement this Agreement) and (iii) make all calculations and determinations with respect to the Beneficial Ownership of any Person. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights or Common Stock.

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Section 30.    Benefits of this Agreement.
Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights (including, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights (including, prior to the Distribution Date, registered holders of the Common Stock), and their respective successors.
Section 31.    Severability.
If any term, provision, covenant or restriction of this Agreement is held by a court with jurisdiction over the Company to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.
Section 32.    Governing Law; Forum.
This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware (without regard to principles of conflicts of laws) and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and, by accepting Rights hereunder, each holder of Rights (but not the Rights Agent): (a) irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the Superior Court of the State of Delaware, or, if such court shall lack jurisdiction, the United States District Court for the District of Delaware (the “Selected Courts”), over any suit, action or proceeding arising out of or relating to this Agreement. Failure to enforce the immediately preceding sentence would cause the Company irreparable harm and the Company shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the immediately preceding sentence. Notwithstanding the foregoing, the Company and the Rights Agent may mutually agree (with each party acting in its sole discretion) to a jurisdiction other than the State of Delaware for any litigation directly between the Company and the Rights Agent arising out of or relating to this Agreement. The Rights Agent and any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Company (including, for the avoidance of doubt, any Rights) shall be deemed to have notice of and consented to the provisions of this Section 32.
Section 33.    Counterparts.
This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 34.    Descriptive Headings; Interpretation.
Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” and the words “hereunder,” “hereof,” “hereto” and words of

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similar import are references to this Agreement as a whole and not to any particular provision of this Agreement.
[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
LIVEPERSON, INC.

By:
Name:
Title:

EQUINITI TRUST COMPANY, LLC

By:
Name: Adam E. Burke
Title: EVP, Chief Customer Officer

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Exhibit A
CERTIFICATE OF DESIGNATIONS OF SERIES A
JUNIOR PARTICIPATING PREFERRED STOCK
OF
LIVEPERSON, INC.
CERTIFICATE OF DESIGNATIONS

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

LivePerson, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the Delaware General Corporation Law, hereby certifies to the Secretary of State of the State of Delaware that:
FIRST: Under a power contained in Article IV of the fourth amended and restated certificate of incorporation of the Corporation (the “Certificate of Incorporation”), the board of directors of the Corporation (the “Board”), by resolution duly adopted on January 22, 2024, classified and designated two hundred thousand (200,000) shares (the “Shares”) of authorized but unissued Preferred Stock (as defined in the Certificate of Incorporation) as shares of Series A Junior Participating Preferred Stock, with the voting powers, designations, preferences, rights and qualifications, limitations and restrictions as set forth below.
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”). The number of shares initially constituting such series shall be two hundred thousand (200,000). The Board, with the approval of a majority of the entire Board, may amend the Certificate of Incorporation from time to time to increase or decrease such number of shares; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into shares of Series A Preferred Stock.
Section 2. Dividends and Other Distributions.
(A)    Subject to the prior and superior rights of the holders of any shares of any class or series of Preferred Stock (or any similar stock) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”), and of any other class or series of stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of April, July, October and January in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance (the “First Issuance”) of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than any dividends payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after January 22, 2024 (the “Rights Dividend Declaration Date”) (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be

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adjusted by multiplying such amount by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the total number of shares of Common Stock that were outstanding immediately following the occurrence of such event.
(B)    On or after the First Issuance, the Corporation shall not declare a dividend or other distribution on the Common Stock (other than a dividend or other distribution payable in shares of Common Stock), unless prior to or concurrently therewith a dividend or other distribution is declared on the Series A Preferred Stock as provided in paragraph (A) of this Section 2.
(D)    Dividends, to the extent payable as provided in paragraph (A) of this Section 2, shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.
Section 3. Voting Rights. Except as expressly set forth herein or as required by law, the holders of shares of Series A Preferred Stock shall not have any voting rights.
(A)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters on which holders of Common Stock are entitled to vote, generally. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)    Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, the Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation, or by law, the holders of shares of Series A Preferred Stock shall vote together as a single class with the holders of shares of Common Stock on all matters on which holders of shares of Series A Preferred Stock and holders of shares of Common Stock are entitled to vote.
Section 4. Certain Restrictions.
(A)    Whenever quarterly dividends or other dividends or other distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and other distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

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(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(iv)    redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock (or any similar stock) or as otherwise required by law.
Section 6. Liquidation, Dissolution or Winding Up.
(A)    Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) one dollar ($1.00) plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation. The “Adjustment Number” shall initially be one thousand (1,000). In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

PROXY STATEMENT	164

(B)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock upon liquidation, dissolution or winding up, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(C)    Neither the merger nor consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
Section 7. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
Section 8. No Redemption. The Corporation shall have no right or obligation to redeem the shares of Series A Preferred Stock. The holders of the Series A Preferred Stock have no right to cause shares of Series A Preferred Stock to be redeemed. Nothing herein shall restrict the Corporation from purchasing or otherwise acquiring shares of Series A Preferred Stock in accordance with applicable law.
Section 9. Ranking.
(A)    The Series A Preferred Stock shall rank junior to all other classes and series of Preferred Stock, on the terms set forth in the Certificate of Incorporation including any other Certificate of Designations governing the terms of such other class or series of Preferred Stock, as to the payment of dividends and the distribution of assets upon any liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior, on the terms set forth in this Certificate of Designations, to the Common Stock as to such matters.
Section 10. Amendment. At any time when any shares of Series A Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designations shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class; provided that none of (i) the creation or issuance of (A) additional shares of Series A Preferred Stock or (B) shares of any class or series of stock ranking junior to or on parity with the Series A Preferred Stock as to the payment of dividends and the distribution of assets, (ii) any increase in the aggregate number of shares of stock the Corporation has authority to issue, (iii) a merger, consolidation or conversion in which the Corporation is the surviving entity and the Series A Preferred Stock remains outstanding with no material adverse change in its powers, preferences and special rights, or (iv) a merger, consolidation or conversion in which the Corporation is not the surviving entity and the holders of the Series A Preferred Stock receive in exchange therefor a substantially identical security of the surviving entity, shall be considered to materially adversely alter or change the powers, preferences or special powers of the Series A Preferred Stock.
Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.
[Signature Page Follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be executed under seal in its name and on its behalf by its duly authorized officer on this 22nd day of January, 2024.

LIVEPERSON, INC.
By: Name: Title:

PROXY STATEMENT	166

Exhibit B
[Form of Rights Certificate]
Certificate No. R-    Rights
NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON THAT WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF SUCH AGREEMENT.]1
Rights Certificate
LIVEPERSON, INC.
This certifies that ______________________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of January 22, 2024 (the “Tax Benefits Preservation Plan”), between LivePerson, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time prior to the Expiration Date (as such term defined in the Tax Benefits Preservation Plan), at the principal office or other offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $18.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of January 22, 2023 based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Tax Benefits Preservation Plan.
Upon the occurrence of a Flip-In Event (as such term is defined in the Tax Benefits Preservation Plan), if the Rights evidenced by this Rights Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan), (ii) a transferee of any such Acquiring Person, Affiliate or Associate, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person that, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Event.
As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.
1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

PROXY STATEMENT	167

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or other offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date, and (ii) the Close of Business on the Expiration Date. In addition, under certain circumstances following the Distribution Date, the Rights may be exchanged, in whole or in part, for shares of Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares of Common Stock. Immediately upon the effectiveness of the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares of Common Stock or other consideration issuable upon such exchange.
No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
[Signature Page Follows]

PROXY STATEMENT	168

WITNESS the signature of the proper officers of the Company.
Dated as of _________________, ______.

LIVEPERSON, INC.
By _________________________________ Title:

Countersigned:
EQUINITI TRUST COMPANY, LLC
By ____________________________________
Authorized Signature

PROXY STATEMENT	169

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto ____________________________

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________ Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.
Dated: _____________, _______

Signature
Signature Guaranteed:

PROXY STATEMENT	170

Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    this Rights Certificate [ ] is [ ] is not beneficially owned by an Acquiring Person and [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);
(2)    after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: _____________, _______

Signature
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

PROXY STATEMENT	171

NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment and Certificate is not completed, such assignment will not be honored.

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FORM OF ELECTION TO PURCHASE
(To be executed if holder desires
to exercise Rights represented
by the Rights Certificate.)
To: LIVEPERSON, INC.
The undersigned hereby irrevocably elects to exercise _____ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that such shares be issued in the name of and delivered to:
Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security or other identifying number:

(Please print name and address)

Dated: _____________, _______

Signature
Signature Guaranteed: _________________________
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

PROXY STATEMENT	173

Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    the Rights evidenced by this Rights Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person and [ ] are [ ] are not being exercised by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);
(2)    after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.
Dated: _____________, _______

Signature
Signature Guaranteed:

PROXY STATEMENT	174

NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

PROXY STATEMENT	175

FORM OF
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK
On January 22, 2024, the Board of Directors (the “Board”) of LivePerson, Inc. (the “Company”), authorized a dividend of one right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”), to stockholders of record at the close of business on February 1, 2024 (the “Record Date”). The terms and conditions of the Rights are set forth in the Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”), dated as of January 22, 2024 between the Company and Equiniti Trust Company, LLC, a New York limited liability trust company, in its capacity as Rights Agent (capitalized terms used and not defined herein have the meanings set forth in the Tax Benefits Preservation Plan). The Tax Benefits Preservation Plan is intended to preserve the Company’s ability to use its net operating losses and other Tax Benefits by deterring any Person from obtaining a Percentage Stock Ownership of 4.9% or more.
The Rights are not exercisable until a Distribution Date (as described below) occurs. Prior to a Distribution Date, (i) the Rights will be evidenced solely by notations in the Book Entry accounts for the shares of Common Stock and will be transferrable only in connection with a transfer of the underlying shares of Common Stock, (ii) any shares of Common Stock issued after the Record Date will contain a notation in the respective Book Entry accounts for such shares of Common Stock referencing the Rights associated with such shares and incorporating the Tax Benefits Preservation Plan by reference and (iii) any transfer of the underlying shares of Common Stock will also constitute the transfer of the Rights associated with such shares of Common Stock. Following the occurrence of a Distribution Date, each Right initially will entitle the registered holder thereof to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at a purchase price of $18.00 per Unit, subject to adjustment as described below (the “Purchase Price”), except that, after a Flip-In Event or a Flip-Over Event, each as defined below, the Rights become exercisable for Common Stock or common stock of the surviving or acquiring entity, as described below.
Subject to certain exceptions specified in the Tax Benefits Preservation Plan, and unless the Rights have been redeemed by the Board as described below, the Rights will separate from the Common Stock and become exercisable and separately transferrable at the close of business on the date (the “Distribution Date”) that is the tenth (10th) Business Day after the earlier of (i) the date on which on which a press release is issued or other public announcement is made (including a filing with the SEC) indicating that a Person has become an Acquiring Person, or otherwise disclosing the existence of an Acquiring Person (the “Stock Acquisition Date”) and (ii) the date on which a tender offer or exchange offer is commenced that, upon consummation, would result in a Person becoming an Acquiring Person (or, in each case, (i) and (ii), such other date as determined by the Board, in its sole discretion).
In the event that any Person becomes an Acquiring Person (a “Flip-In Event”), unless such event is a “Flip-Over Event” (as described below), if the Company has not redeemed the Rights on or prior to the tenth (10th) Business Day following the Stock Acquisition Date, then each holder of Rights (other than the Acquiring Person and its affiliates and associates and certain transferees thereof) will, upon exercise of such Rights and payment of the then-current Purchase Price, be entitled to purchase shares of Common Stock having a then-current market value equal to two times the Purchase Price. All Rights that are Beneficially Owned by the Acquiring Person (and its affiliates and associates and certain transferees thereof) become null and void on the Distribution Date and may not be exercised.
In the event that, at any time following the Stock Acquisition Date, (i) the Company merges or consolidates with another entity and the Company is not the survivor, or the Common Stock is converted into or exchanged for other securities, cash or other property, or (ii) fifty percent (50%) or more of the Company’s assets, cash flow or earning power is sold or otherwise disposed of, each holder of Rights (other than the Acquiring Person (and its affiliates and associates and certain transferees thereof)) shall thereafter

PROXY STATEMENT	176

have the right to receive, upon exercise of such Rights and payment of the then-current Purchase Price, shares of common stock of the surviving or acquiring entity having a then-current market value equal to two times the then-current Purchase Price (each of the foregoing clauses (i) and (ii) above, a “Flip-Over Event”).
At any time after the Distribution Date, and prior to such time as the Acquiring Person’s Percentage Stock Ownership is fifty percent (50%) or more, the Board may, at its option, and in its sole discretion, exchange all or any portion of the outstanding and exercisable Rights (other than Rights owned by the Acquiring Person (and its affiliates and associates and certain transferees thereof), which shall have become null and void), for shares of Common Stock at an exchange ratio of one (1) share of Common Stock for each Right (which ratio is subject to adjustment to reflect stock splits, stock dividends and similar transactions).
The Purchase Price payable, and the number and kind of shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, split, combination, consolidation or reclassification, (ii) if holders of Preferred Stock are issued certain rights, options or warrants to subscribe for or purchase Preferred Stock or securities convertible into Preferred Stock at a price or conversion price less than the then-current market price of the Preferred Stock, or (iii) upon the distribution of cash to holders of Preferred Stock (including upon consummation of a merger), but excluding regular quarterly cash dividends in accordance with the Certificate of Designations, assets (other than Preferred Stock), evidences of indebtedness or subscription rights or warrants (other than those referred to in clause (ii) above).
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Rights will be issued, nor will any fractional shares be issued upon exercise of the Rights, and, in lieu thereof, payment in cash will be made based on the closing market price of the Rights, Preferred Stock, Common Stock or other securities issuable upon exercise of the Rights on the last trading date immediately prior to the date on which such fractional Rights would have been issued, or the Rights were exercised, as applicable.
An “Acquiring Person” is any Person, together with all Affiliates and Associates of such Person, whose collective Percentage Stock Ownership is 4.9% or more, subject to several exceptions described more fully in the Tax Benefits Preservation Plan, including exceptions for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company or any of its subsidiaries, or any entity or trustee holding Common Stock pursuant to the terms of, or for purposes of funding, any such plan; (iii) any Person, together with all of its affiliates and associates, whose collective Percentage Stock Ownership becomes 4.9% or more as a result of a reduction in the number of Company Securities outstanding due to any acquisition of Company Securities by any Exempt Person or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such Person subsequently increases its Percentage Stock Ownership; (iv) any Person, together with all of its affiliates and associates, whose Percentage Stock Ownership is 4.9% or more as of the time of the Company’s first public announcement of the adoption of the Tax Benefits Preservation Plan, unless and until such Person subsequently increases its Percentage Stock Ownership without prior written consent of the Company (upon approval by the Board, in its sole discretion) or decreases its Percentage Stock Ownership below 4.9%; (v) any Person, together with all of its affiliates and associates, whose Percentage Stock Ownership became 4.9% or more inadvertently, if such Person, within ten (10) Business Days of being requested by the Company to do so, certifies to the Company that it became an Acquiring Person inadvertently and, within (10) Business Days after such certification, disposes of a number of Company Securities so that it ceases to be an Acquiring Person; (vi) any Person who would become an Acquiring Person solely as a result of (a) unilateral grants or issuances of Company Securities by the Company (including restricted stock), (b) pre-arranged purchases by directors, officers or employees of the Company or its subsidiaries pursuant to a dividend reinvestment plan sponsored by the Company or (c) exercises of outstanding options, warrants, rights or similar interests granted by the Company to directors, officers or employees of the Company or its subsidiaries; and (vii) any Person who the Board has affirmatively determined, in its sole discretion, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions imposed by the Board and unless and until the Board shall determine otherwise.

PROXY STATEMENT	177

The Rights will expire upon the earliest to occur of: (i) the close of business on January 21, 2027 (the “Final Expiration Date”), (ii) the close of business on January 21, 2025, if approval of the Tax Benefits Preservation Plan by the Company’s stockholders has not been received on or prior to such date, (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, (iv) the close of business on the date set by the Board following a determination by the Board that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits and (v) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.
The Board may, at its option and in its sole discretion, at any time prior to the close of business on the earlier of (i) the tenth (10th) Business Day following the Stock Acquisition Date and (ii) the Final Expiration Date, redeem all of the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment as described above with respect to the Purchase Price (the “Redemption Price”). The Company may, at its option, pay such Redemption Price in cash, Common Stock or other consideration deemed appropriate by the Board. The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board may establish, in its sole discretion. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Until a Right is exercised, the holder thereof, in its capacity as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends in respect of Rights. While the distribution of the Rights is not expected to be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the surviving or acquiring entity upon a Flip-Over Event or in the event of the redemption of the Rights as set forth above.
Any of the provisions of the Tax Benefits Preservation Plan may be amended or supplemented by the Company, upon prior approval of the Board, in its sole discretion, at any time prior to the Distribution Date without the consent of any holders of Rights. After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended or supplemented by the Company, upon prior approval of the Board, in its sole discretion, without the consent of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained therein that may be defective or inconsistent with any other provisions therein, (iii) make changes that the Company may deem necessary or desirable and that do not adversely affect the interests of holders of Rights (in their capacity as such), other than the Acquiring Person (and its affiliates and associates and certain transferees thereof) or (iv) shorten or lengthen any time period under the Tax Benefits Preservation Plan (other than the Final Expiration Date, which may not be amended without approval by a majority of votes cast by holders of outstanding shares of Common Stock entitled to vote thereon at a stockholders’ meeting at which a quorum is present), except that no amendment pursuant to the foregoing clause (iii) or (iv) may be made at such time as the Rights are not redeemable.
A copy of the Tax Benefits Preservation Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Tax Benefits Preservation Plan is available free of charge to any holder of Rights from the Rights Agent. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

PROXY STATEMENT	178

Appendix C: Amended and Restated LivePerson, Inc. 2019 Stock Incentive Plan

AMENDED AND RESTATED LIVEPERSON, INC.
2019 STOCK INCENTIVE PLAN
(Effective as of [●], 2024)

1. Purpose.

The purpose of this 2019 Stock Incentive Plan (the “Plan”) of LivePerson, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility.

All of the Company’s employees, officers, and directors are eligible to be granted options, stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-and cash-based awards (each, an “Award”) under the Plan. Consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 (or any successor form)) are also eligible to be granted Awards. Each person who is granted an Award under the Plan is deemed a “Participant.”

3. Administration and Delegation.

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by, and in accordance with, applicable law, the Board may delegate to one or more officers of the Company the power to grant (i) Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) and (ii) Awards that constitute stock under Delaware law (subject to any limitations under the Plan), in each case, to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including,

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in the case of Options, the exercise price of the Awards, which may include a formula by which the exercise price will be determined), the maximum number of shares subject to such Awards that the officers may grant and, in the case of Restricted Stock Awards, the time period during which the Awards may be granted by such officers; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

(d) Awards to Non-Employee Directors. Discretionary Awards to non-employee directors will only be granted and administered by a Committee, all of the members of which are independent as defined by Section 4200(a)(15) of the Nasdaq Marketplace Rules.

4. Stock Available for Awards.

(a) Number of Shares; Share Counting.

(1) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to the number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) that is equal to the sum of:

(i) 19,150,000 shares of Common Stock; plus

(ii) such additional number of shares of Common Stock is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s Amended and Restated 2009 Stock Incentive Plan and the 2000 Stock Incentive Plan (the “Existing Plans”) that remained available for grant under the Existing Plans as of June 6, 2019, and (y) the number of shares of Common Stock subject to awards granted under the Existing Plans which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right, in each case, on or after June 6, 2019, subject, however, in the case of Incentive Stock Options (as hereinafter defined) to any limitations of the Code; provided that in no event shall the sum of (x) and (y) above exceed 11,645,851.

(2) Fungible Share Pool. Subject to adjustment under Section 9, any Award that is not a Full-Value Award shall be counted against the share limits specified in Sections 4(a)(1) and 4(b) as 1 share for each share of Common Stock subject to such Award and any Award that is a Full-Value Award shall be counted against the share limits specified in Sections 4(a)(1) and 4(b) as (i) 1.5 shares for each 1 share of Common Stock subject to such Full-Value Award if such Full-Value Award was granted under the Plan prior to [●], 2024, and (ii) 1 share for each share of Common Stock subject to such Full-Value Award if such Full-Value Award was granted under the Plan on or after [●], 2024. “Full-Value Award” means any Restricted Stock Award or Other Stock-Based Award with a per share price or per unit purchase price lower than 100% of Fair Market Value (as defined below) on the date of grant. To the extent a share that was subject to an Award that counted as 1 share is returned to the Plan pursuant to Section 4(a)(3), each applicable share reserve will be credited with 1 share. To the extent that a share that was subject to an Award that counts as 1.5 shares is returned to the Plan pursuant to Section 4(a)(3), each applicable share reserve will be credited with 1.5 shares.

(3) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan and under the sublimits contained in Sections 4(b), (i) all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that independent SARs that may be settled only in cash shall not be so counted; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of Incentive Stock Options (as hereinafter

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defined), the foregoing shall be subject to any limitations under the Code; and provided further, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section in proportion to the portion of the SAR actually exercised regardless of the number of shares actually used to settle such SAR upon exercise; (iii) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iv) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Sub-limits. Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply as follows:

(1) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be one million (1,000,000) per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR (as each is hereafter defined) shall be treated as a single Award.

(2) Limit on Awards to Directors. The maximum number of shares with respect to which Awards may be granted to directors who are not employees of the Company at the time of grant shall be 5% of the maximum number of authorized shares set forth in Section 4(a)(1).

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options.

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of LivePerson, Inc., any of LivePerson, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

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(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive the number of shares of Common Stock underlying the Option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled Option.

6. Stock Appreciation Rights.

(a) General. The Board may grant Awards consisting of SARs entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(c). The date as of which such appreciation is determined shall be the exercise date.

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(b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(2) Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with a measurement price to be determined on a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(e) Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with any other documents required by the Board.

(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

7. Restricted Stock; Restricted Stock Units.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) [RESERVED.]

(c) Additional Provisions Relating to Restricted Stock.

(1)Dividends.

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(A) Subject to Section 7(c)(1)(C) below, Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board.
(B) Subject to Section 7(c)(1)(C) below, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.
(C) Each dividend amount shall be credited to an account for the Participant and shall become payable if and when the Restricted Stock to which it relates vests or, if later, when the shareholders actually receive that dividend payment. Any such amount shall be paid within 30 days of the applicable vesting event or shareholder payment date, if later.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Code Section 409A.

(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents.

(A) Subject to Section 7(d)(3)(C) below, to the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”).
(B) Subject to Section 7(d)(3)(C) below, Dividend Equivalents may be settled in cash and/or shares of Common Stock, as determined by the Board in its sole discretion, and will be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.
(C) To the extent a Dividend Equivalent right is provided in an award agreement, each Dividend Equivalent shall be credited to an account for the Participant and become payable if and when the Restricted Stock Units to which it relates vest (and shall be paid at the same time as settlement of the Restricted Stock Units) or, if later, when the shareholders actually receive the corresponding dividend payment.

8. Other Stock-Based and Cash-Based Awards.

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(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Performance Awards or other Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) [RESERVED.]

9. Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the sub-limits and share counting rules set forth in Sections 4(a) and 4(b) and the minimum vesting rules of Section 10(j) (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the measurement price of each SAR, (v) the number of shares subject to and the repurchase price per share, if any, subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transactions or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax

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withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) provide that restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iii) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment of an Acquisition Price, make or provide for a cash payment to a Participant equal the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Awards, less any applicable tax withholdings, in exchange for the termination of such Awards, (iv) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds, net of any applicable tax withholdings and (v) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

For purposes of clause (i) above, a Restricted Stock Award shall be considered assumed if, following consummation of the Reorganization Event, the Restricted Stock Award confers the right to hold or receive upon the lapsing of the applicable restrictions or vesting and settlement of a Restricted Stock Unit, for each share of Common Stock subject to the Restricted Stock Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon vesting of the Restricted Stock Award to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all

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restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards.

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. In the event of any conflict or inconsistency between the Plan and any Award agreement, the Plan shall govern and the Award agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical. In exercising its authority under the terms of the Plan, the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy all or any portion of the Company’s statutory minimum tax obligations, or, if greater, a Participant’s election for tax withholding up to an amount determined under the maximum individual statutory tax rates in the applicable jurisdiction, by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a

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Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9 hereof.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. Except as otherwise provided in Sections 10(i) and 10(j), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Awards.

(1) Grants. Options, Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) (“Performance Awards”), subject to the limit in Section 4(b) on shares covered by such grants. No Performance Awards shall vest prior to the first anniversary of the date of grant. Performance Awards can also provide for cash payments of up to $1 million per calendar year per individual.

(2) Performance Measures. For each Performance Award, the Board shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Board, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives, total shareholder return, or any other strategic, operational or individual performance goals as the Board may determine. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board in its sole discretion may adjust the performance measures to include, exclude or otherwise reflect any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (v) charges for restructuring and rationalization programs, and (vi) other material changes to the business. Such performance measures: (i) may vary by Participant and may be different for different Awards; and (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Board.

(j) Terms and Conditions for All Awards. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of an Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. Awards (other than Cash-Based Awards) that vest solely based on the passage of time shall be zero percent vested prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant that is at least 50 weeks after the immediately preceding year’s annual meeting). Awards (other than Cash-Based Awards) that do not vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant that is at least 50 weeks after the immediately preceding year’s annual meeting). The two foregoing sentences shall not apply to (1) Performance Awards granted pursuant

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to Section 10(i), (2) Awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares set forth in Section 4(a)(1), or (3) shares delivered in lieu of fully vested cash incentive awards. Notwithstanding any other provision of this Plan (other than Section 10(i), if applicable), the Board may, in its discretion, either at the time an Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death, disability or retirement of the Participant; or a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company.

11. Forfeiture Events; Clawback. Awards granted pursuant to the Plan shall be subject to the terms of the clawback policy adopted by the Company as in effect from time to time, as well as any recoupment/forfeiture provisions required by law and applicable to the Company or its Subsidiaries or specified in any Award agreement.

12. Miscellaneous.

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Except with respect to Restricted Stock or as otherwise explicitly provided in the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan became effective on June 6, 2019 (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under the rules of NASDAQ Stock Market (“NASDAQ”) may be made effective unless and until the Company’s stockholders approve such amendment; and (ii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of NASDAQ “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and

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the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Non U.S. Employees. Awards may be granted to Participants who are non-U.S. citizens or residents employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Board’s obligation with respect to tax equalization for Participants on assignments outside their home country. The Board may approve such supplements to or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.

(g) Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with its procedures, by which determination the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Code Section 409A but do not to satisfy the conditions of that section.

(h) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

(i) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

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Appendix D: Amended and Restated LivePerson, Inc. 2019 Employee Stock Purchase Plan
AMENDED AND RESTATED LIVEPERSON, INC.
2019 EMPLOYEE STOCK PURCHASE PLAN
(Effective as of [●], 2024)

1. Purpose of the Plan. The purpose of this 2019 Employee Stock Purchase Plan is to encourage and enable Eligible Employees of the Company and certain of its Subsidiaries to acquire proprietary interests in the Company through the ownership of Shares. It is the intention of the Company to have this Plan and the Options granted pursuant to this Plan satisfy the requirements for “employee stock purchase plans” that are set forth under Code Section 423, although the Company makes no undertaking nor representation to maintain the qualified status of this Plan or such Options. In addition, Options that do not satisfy the requirements for “employee stock purchase plans” that are set forth under Code Section 423 may be granted under this Plan pursuant to the rules, procedures or sub-plans adopted by the Board.

2. Definitions. Unless otherwise provided in the Plan, capitalized terms, when used herein, shall have the following respective meanings:

(a) “Account” shall mean a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing Shares under this Plan.

(b) “Administrator” shall mean the Board, the Compensation Committee of the Board or any other committee appointed by the Board.

(c) “Applicable Laws” shall mean all applicable laws, rules, regulations and requirements, including, but not limited to, U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws, rules, regulations and requirements of any other country or jurisdiction where Options are granted under the Plan or where Eligible Employees reside or provide services, as such laws, rules, regulations and requirements shall be in effect from time to time.

(d) “Board” shall mean the Company’s Board of Directors.

(e) “Change in Control” shall mean an event in which the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the jurisdiction in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or in the event the Company is liquidated.

(f) “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(g) “Common Stock” shall mean the Company’s common stock.

(h) “Company” shall mean LivePerson, Inc., a Delaware corporation.

(i) “Designated Subsidiaries” shall mean any Subsidiary designated by the Administrator from time to time, in its sole discretion, whose employees may participate in the Plan, if such employees otherwise qualify as Eligible Employees.

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(j) “Eligible Compensation” shall mean and refer to the Participant’s cash compensation paid through the Company’s or a Designated Subsidiary’s payroll system for personal services actually rendered in the course of employment. “Eligible Compensation” shall be limited to amounts received by the Participant during the period he or she is participating in the Plan and includes salary, wages, bonus and other incentive payments, amounts contributed by the Participant to any benefit plan maintained by the Company or any Designated Subsidiary (including any 401(k) plan, 125 plan, or any other deferred compensation plan), overtime pay, commissions, draws against commissions, shift premiums, sick pay, vacation pay, holiday pay, and shutdown pay, except to the extent that the exclusion of any such item (or a sub-set of any such item) is specifically directed by the Administrator for all Eligible Employees. “Eligible Compensation” does not include any remuneration paid in a form other than cash, fringe benefits (including car allowances and relocation payments), employee discounts, expense reimbursement or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or any Designated Subsidiary makes to any benefit plan (including any 401(k) plan or any other welfare or retirement plan).

(k) “Eligible Employee” shall mean any person, including an officer, who is regularly employed by the Company or any Designated Subsidiary except for those persons whose customary employment is for only 20 hours or less per week or for not more than five months in any calendar year (unless otherwise specified by the Administrator).

(l) “Enrollment Agreement” means an agreement between the Company and an Eligible Employee, in such form as may be established by the Administrator from time to time, pursuant to which an Eligible Employee elects to participate in this Plan, or elects to make changes with respect to such participation as permitted by this Plan.

(m) “Enrollment Period” shall mean that period of time prescribed by the Administrator during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.

(n) “Fair Market Value” shall mean the market price of a Share as determined in good faith by the Administrator. Such determination shall be conclusive and binding on all persons. The Fair Market Value shall be determined by the following:

(i) If the Shares are admitted to trading on any established national stock exchange or market system, including without limitation NASDAQ, on the date in question, then the Fair Market Value shall be equal to the closing sales price for such Shares as quoted on such national exchange or system on such date; or

(ii) if the Shares are admitted to quotation on NASDAQ or are regularly quoted by a recognized securities dealer but selling prices are not reported on the date in question, then the Fair Market Value shall be equal to the mean between the bid and asked prices of the Shares reported for such date.
In each case, the applicable price shall be the price reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that if there is no such reported price for the Shares for the date in question, then the Fair Market Value shall be equal to the price reported on the last preceding date for which such price exists. If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate.

(o) “Non-423(b) Plan” shall mean the rules, procedures or sub-plans, if any, adopted by the Administrator as a part of this Plan, pursuant to which Options that do not satisfy the requirements for “employee stock purchase plans” that are set forth under Code Section 423 may be granted.

(p) “Offering Date” shall mean the first business day of each Offering Period as designated by the Administrator.

(q) “Offering Period” shall mean the period established in advance by the Administrator during which payroll deductions shall be collected to purchase Shares pursuant to an offering made under this Plan. An Offering Period shall not exceed twenty-four (24) months.

(r) “Option” shall mean the right granted to Participants to purchase Shares pursuant to an offering made under this Plan.

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(s) “Outstanding Election” shall mean a Participant’s then-current election to purchase Shares in an Offering Period, or that part of such an election which has not been cancelled (including any voluntary cancellation under Section 9 and deemed cancellation under Section 14) prior to the close of business on the last Trading Day of the Offering Period or such other date as determined by the Administrator.

(t) “Participant” shall mean an Eligible Employee who has elected to participate in the Plan pursuant to Section 6.

(u) “Plan” shall mean this LivePerson, Inc. 2019 Employee Stock Purchase Plan, as it may be amended from time to time.

(v) “Purchase Date” shall mean the last Trading Day of a Purchase Period.

(w) “Purchase Period” shall mean the period within each Offering Period established in advance by the Administrator during which payroll deductions shall be collected to purchase Shares at the end of such period pursuant to an offering.

(x) “Purchase Price Per Share” shall mean the purchase price per Share established by the Administrator prior to the Offering Date for each Offering Period; provided that it shall be no less than the lower of (i) eighty-five percent (85%) of the Fair Market Value on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value on the Purchase Date.

(y) “Shares” shall mean shares of Company Common Stock.

(z) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(aa) “Trading Day” shall mean a day on which the NASDAQ is open for trading.

3. Shares Reserved for Plan. Subject to adjustment pursuant to this Section 3, an aggregate of four million (4,500,000) Shares are reserved for issuance pursuant to this Plan. The Shares reserved for issuance pursuant to this Plan shall be authorized but unissued Shares. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that will have a material effect on the price of the Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, spin-off or similar occurrence, the Administrator shall make appropriate adjustments to the maximum number and/or kind of Shares or securities which may thereafter be issued under the Plan, the number and/or kind of Shares or securities subject to outstanding Options, and the “Purchase Price Per Share” of outstanding Options.

If the number of Shares to be purchased by Participants on any Purchase Date exceeds the total number of Shares then available in the Plan’s Share reserve, then the Administrator shall make a pro-rata allocation of any Shares that may be issued pursuant to the Plan in as uniform and equitable a manner as is reasonably practicable, as determined in the Administrator’s sole discretion. In such event, the Company shall provide written notice to each affected Participant of the reduction of the number of Shares to be purchased under the Participant’s Option.

If the Administrator determines that some or all of the Shares to be purchased by Participants on the Purchase Date would not be issued in accordance with Applicable Laws or any approval by any regulatory body as may be required, or the Shares would not be issued pursuant to an effective Form S-8 registration statement or that the issuance of some or all of such Shares pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate Applicable Laws, the Administrator may, without Participant consent, terminate any outstanding Offering Period and the Options granted pursuant thereto and refund in cash all affected Participants’ entire Account balances for such Offering Period as soon as practicable thereafter.

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4. Administration of the Plan. The Administrator shall have the authority and responsibility for the day-to-day administration of the Plan, which, to the extent permitted by Applicable Laws, it may delegate to a sub-committee. Subject to the provisions of the Plan, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, but not limited to:

(a) Interpreting the Plan and adopting rules and regulations it deems appropriate to implement the Plan including amending any outstanding Option as it may deem advisable or necessary to comply with Applicable Laws, and making all other decisions relating to the operation of the Plan;

(b) Establishing the timing and length of Offering Periods and Purchase Periods;

(c) Establishing minimum and maximum contribution rates;

(d) Establishing new or changing existing limits on the number of Shares an Eligible Employee may elect to purchase with respect to any Offering Period or Purchase Period if such limits are announced prior to the first Offering Period or Purchase Period to be affected; and

(e) Adopting such rules or sub-plans as may be deemed necessary or appropriate to comply with the laws of other countries, allow for tax- preferred treatment of the Options or otherwise provide for the participation by Eligible Employees who reside outside of the U.S., including determining which Eligible Employees are eligible to participate in the Non-423(b) Plan or other sub-plans established by the Administrator;

(f) Establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; and

(g) Permitting payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the processing of properly completed enrollment forms.

The Administrator’s determinations under the Plan shall be final and binding on all persons.

5. Grant of Option; Limitations.

(a) Grant of Option. On each Offering Date, each Participant shall automatically be granted an Option to purchase as many whole Shares as the Participant will be able to purchase with the payroll deductions credited to the Participant’s Account during the applicable Offering Period.

(b) Limit on Value of Shares Purchased. Any provisions of the Plan to the contrary notwithstanding, excluding Options granted pursuant to any Non-423(b) Plan, no Participant shall be granted an Option to purchase Shares under this Plan which permits the Participant’s rights to purchase Shares under all employee stock purchase plans (described in Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Shares (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

(c) 5% Owner Limit. Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted an Option to purchase Shares under this Plan if such Participant (or any other person whose stock would be attributed to such Participant pursuant to Code Section 424(d)), immediately after such Option is granted, would own or hold options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares or any of its Subsidiaries.

(d) Other Limitation. The Administrator may determine, as to any Offering Period, that the offer will not be extended to highly compensated Eligible Employees within the meaning of Code Section 414(q).

6. Participation in the Plan. An Eligible Employee may become a Participant for an Offering Period by completing the prescribed Enrollment Agreement and submitting such form to the Company (or the Company’s designee), or by following an electronic or other enrollment process as prescribed by the Company, during the Enrollment Period prior to the commencement of the Offering Period to which it relates. Such Enrollment Agreement shall contain the payroll deduction authorization described in Section

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8. A payroll deduction authorization will be effective for the first Offering Period following the submission of the Enrollment Agreement and all subsequent Offering Periods as provided by Section 7 until it is terminated in accordance with Sections 9 or 14, it is modified by filing another Enrollment Agreement in accordance with this Section 6 or an election is made to decrease payroll deductions in accordance with Section 8 or until the Participant’s employment terminates or the Participant is otherwise ineligible to participate in the Plan.

7. Automatic Re-Enrollment. Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the applicable rate of payroll deductions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under Section 8, unless the Participant has elected to withdraw from the Plan in accordance with Section 9, the Participant’s employment terminates or the Participant is otherwise ineligible to participate in the next Offering Period. Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit a new Enrollment Agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

8. Payroll Deductions. Each Participant’s Enrollment Agreement shall contain a payroll deduction authorization pursuant to which he or she shall elect to have a designated whole percentage of Eligible Compensation between 1% and 15% deducted on each payday during the Offering Period and credited to the Participant’s Account for the purchase of Shares pursuant to the offering. Payroll deductions shall commence on the Offering Date of the first Offering Period to which the Enrollment Agreement relates (or as soon as administratively practicable thereafter) and shall continue through subsequent Offering Periods pursuant to Section 7. Participants shall not be permitted to make any separate cash payments into their Account for the purchase of Shares pursuant to an offering. Notwithstanding the foregoing, if local law prohibits payroll deductions, a Participant may elect to participate in an Offering Period through contributions to his or her Account in a form acceptable to the Administrator. In such event, any such Participant shall be deemed to participate in a sub-plan to the Plan, unless the Administrator otherwise expressly provides that such Participant shall be treated as participating in the Plan.

If in any payroll period, a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her payroll deduction election, then (i) the payroll deduction election for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the percentage or dollar amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the payroll deduction election for such payroll period. Deductions of the full amount originally elected by the Participant will recommence as soon as his or her pay is sufficient to permit such payroll deductions; provided, however, no additional amounts will be deducted to satisfy the Outstanding Election.

A Participant may elect to decrease the rate of his or her payroll deductions 1 (one) time during any Purchase Period by submitting the prescribed form to the Company (or the Company’s designee) at any time prior to the date specified by the Administrator or, if no such date is specified by the Administrator, the fifth (5th) day prior to the Purchase Date. Any such payroll deduction change will be effective as soon as administratively practicable thereafter and will remain in effect for successive Purchase Periods or Offering Periods as provided in Section 7 unless the Participant submits a new Enrollment Agreement for a later Purchase Period or Offering Period, the Participant elects to decrease his or her payroll deductions during a future Purchase Period, the Participant elects to withdraw from the Plan in accordance with Section 9, or the Participant is withdrawn from the Plan in accordance with Section 14 or is otherwise ineligible to participate in the Plan. A Participant may not increase the rate of his or her payroll deductions during a Purchase Period. A Participant may only increase his or her rate of payroll deductions to be effective for the next Purchase Period or Offering Period by completing and filing with the Company a new Enrollment Agreement authorizing the payroll deductions, and such increase will be effective on the start date of the first Purchase Period or Offering Period following the filing of such form.

Notwithstanding the foregoing, the Company may adjust a Participant’s payroll deductions at any time during an Offering Period to the extent necessary to comply with Code Section 423(b)(8) and the limitations of Section 5. Payroll deductions will recommence and be made in accordance with the Outstanding Election prior to such Company adjustment starting with (x) the first Offering Period that begins in the next calendar year (if the adjustment is made to comply with Code Section 423(b)(8)) or (y) the next Purchase Period (if the adjustment is made to comply with Section 5), or (z) such other time as is determined by the Administrator, unless the Participant withdraws in accordance with Section 9, is withdrawn from the Plan in accordance with Section 14 or is otherwise ineligible to participate in the Plan.

PROXY STATEMENT	195

9. Withdrawal from Offering Period After Offering Date. An Eligible Employee may withdraw from any Offering Period after the applicable Offering Date, in whole but not in part, at any time prior to the date specified by the Administrator or, if no such date is specified by the Administrator, the Purchase Date, by submitting the prescribed withdrawal notice to the Company (or the Company’s designee). If a Participant withdraws from an Offering Period, the Participant’s Option for such Offering Period will automatically be terminated, and the Company will refund in cash the Participant’s entire Account balance for such Offering Period as soon as practicable thereafter. A Participant’s withdrawal from a particular Offering Period shall be irrevocable. If a Participant wishes to participate in a subsequent Offering Period, he or she must re-enroll in the Plan by timely submitting a new Enrollment Agreement in accordance with Section 6.

10. Purchase of Stock. On each Purchase Date, the Administrator shall cause the amount credited to each Participant’s Account to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to limitations of Sections 3 and 5. The amount applied to purchase Shares pursuant to the Option shall be deducted from the Participant’s Account. Any amounts remaining credited to the Participant’s Account on the Purchase Date shall be retained in the Participant’s Account and rolled forward to the next Purchase Period or Offering Period.

11. Interest on Payments. No interest shall be paid on sums withheld from a Participant’s pay for the purchase of Shares under this Plan unless otherwise determined necessary by the Administrator for Participants in the Non-423(b) Plan.

12. Rights as Stockholder. A Participant will not be a stockholder with respect to Shares subject to the Participant’s Options issued under the Plan until the Shares are purchased pursuant to the Options and such Shares are transferred into the Participant’s name on the Company’s books and records.

13. Options Not Transferable. A Participant’s Options under this Plan may not be sold, pledged, assigned, or transferred in any manner. If a Participant sells, pledges, assigns or transfers his or her Options in violation of this Section 13, such Options shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant’s Account.

14. Deemed Cancellations.

(a) Leave of Absence, Layoff or Temporarily Out of Continuous Employment. Any Participant who is: (y) granted a paid leave of absence by the Participant’s employer, or (z) otherwise temporarily not an Eligible Employee even though the Participant is still an employee of the Company or a Subsidiary (the date of any such event is referred to herein as the “Transition Date”), shall continue to be a Participant for a period no longer than 90 days after such Transition Date or, if longer, so long as the Participant’s right to reemployment with his or her employer is guaranteed either by statute or Applicable Laws (but not beyond the last day of the Offering Period). Notwithstanding the foregoing and Section 8, the Participant will be treated as if he or she has withdrawn from the Plan pursuant to the provisions of Section 9 if the Participant has no pay or his or her pay is insufficient (after other authorized deductions) to make payroll deductions to the Plan during such period. If the Participant does not return from his or her leave of absence or otherwise become an Eligible Employee by the date that is 90 days from the Transition Date, his or her election to participate in the Plan shall be deemed to have been cancelled on the 91st day after the Transition Date, unless the Participant’s right to reemployment with his or her employer is guaranteed either by statute or Applicable Laws, in which case his or her election to participate in the Plan shall be deemed to have been cancelled on the 1st day after the date that the Participant’s right to reemployment with his or her employer is no longer guaranteed either by statute or Applicable Laws.

(b) Termination of Employment. If a Participant resigns, is dismissed or transfers to a company other than the Company or a Designated Subsidiary, or if the entity that employs the Participant ceases to be a Designated Subsidiary, any outstanding Option held by the Participant shall immediately terminate, the Participant shall be withdrawn from the Plan and the Participant shall receive a refund of the amount then credited to the Participant’s Account.

(c) Death of a Participant. If a Participant dies, any outstanding Option held by the Participant shall immediately terminate and the Participant shall be withdrawn from the Plan. As soon as administratively practicable after the Participant’s death, the Shares purchased or, as applicable, the amount then credited to the Participant’s Account shall be remitted to the executor, administrator or other legal representative of the Participant’s estate or, if the Administrator permits a beneficiary designation, to

PROXY STATEMENT	196

the beneficiary or beneficiaries designated by the Participant if such designation has been filed with the Company or the Company’s designee before such Participant’s death. If such executor, administrator or other legal representative of the Participant’s estate has not been appointed (to the knowledge of the Company) or if the beneficiary or beneficiaries are no longer living at the time of the Participant’s death, the Company, in its discretion, may deliver the outstanding Account balance to the spouse or to any one or more dependents or relatives of the Participant or to such other person as the Company may designate.

15. Application of Funds. All funds received by the Company in payment for Shares purchased under this Plan and held by the Company at any time may be used for any valid corporate purpose. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

16. No Employment/Service Rights. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Administrator, nor any provision of the Plan itself, shall be construed so as to grant any person the right to remain in the employ of the Company or any Subsidiary for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

17. Change in Control. In the event of a Change in Control, all outstanding Options under the Plan shall automatically be exercised immediately prior to the consummation of such Change in Control by causing all amounts credited to each Participant’s Account to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to the limitations of Sections 3 and 5. The Company shall use its best efforts to provide at least ten (10) days’ prior written notice of the occurrence of a Change in Control and Participants shall, following the receipt of such notice, have the right to terminate their outstanding Options prior to the effective date of such Change in Control.

18. Acquisitions and Dispositions. The Administrator may, in its sole and absolute discretion and in accordance with principles under Code Section 423, create special Offering Periods for individuals who become Eligible Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and, notwithstanding Section 14(b), may provide for special purchase dates for Participants who will cease to be Eligible Employees solely in connection with the disposition of all or a portion of any Designated Subsidiary or a portion of the Company, which Offering Periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Administrator considers appropriate in the circumstances.

19. Automatic Termination of Offering Period. Should the Fair Market Value on any Purchase Date within an Offering Period be less than the Fair Market Value on the Offering Date, then that Offering Period shall automatically terminate immediately after the purchase of Shares on such Purchase Date, and a new Offering Period shall commence on the next business day following such Purchase Date. The new Offering Period shall have a duration equal to the duration of the Offering Period that was just terminated or such other duration as is established by the Administrator.

20. Commencement of Plan. This Plan as set forth herein adopted by the Board on April 11, 2019 shall become effective upon its approval by the Company’s stockholders and shall apply to all Offering Periods beginning after such date.

21. Government Approvals or Consents. This Plan and any offering and sales of Shares or delivery of Shares under this Plan to Eligible Employees under it are subject to any governmental or regulatory approvals or consents that may be or become applicable in connection therewith.

22. Plan Amendment; Plan Termination.

(a) The Board may from time to time amend or terminate the Plan in any manner it deems necessary or advisable; provided, however, that no such action shall adversely affect any then outstanding Options under the Plan unless such action is necessary or desirable to comply with Applicable Laws or is necessary to assure that the Company will not recognize, for financial accounting purposes, any additional compensation expense in connection with the Shares offered for purchase under the Plan, should the financial accounting rules applicable to the Plan be revised; and provided, further, that no such action of the Board shall be effective without the approval of the Company’s stockholders if such approval is required by Applicable Laws.

PROXY STATEMENT	197

(b) Without stockholder approval and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Board shall be entitled to, in addition to, and without limitation with respect to, what is permitted pursuant to Section 22(a), cancel or change Purchase Periods or Offering Periods, limit the frequency and/or number of changes in the amount withheld during a Purchase Period or Offering Period, change or establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed enrollment forms, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Eligible Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the Plan.

(c) Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) June 6, 2029, (ii) the date on which all Shares available for issuance under the Plan shall have been sold pursuant to Options exercised under the Plan, or (iii) the date on which all Options are exercised in connection with a Change in Control.

(d) Upon the termination of the Plan, any balance in a Participant’s Account shall be refunded to him or her as soon as practicable thereafter.

23. Governing Law. The Plan shall be governed by, and construed in accordance with the laws of the State of New York (except its choice-of-law provisions) and applicable U.S. federal laws.

PROXY STATEMENT	198

Appendix E: Amendment to the Fourth Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation

CERTIFICATE OF AMENDMENT TO
THE FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
LIVEPERSON, INC.

LivePerson, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.Name. The name of the corporation is LivePerson, Inc.

2.Fourth Amended and Restated Certificate of Incorporation. The Fourth Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 12, 2000 (the “Fourth A&R Certificate of Incorporation”).

3.Amendment. The Fourth A&R Certificate of Incorporation is hereby amended by adding a new Article XI as follows:

“LIMITATION OF OFFICERS’ LIABILITY

Except to the extent that the General Corporation Law prohibits the elimination or limitation of liability of officers for breaches of fiduciary duty, no officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, notwithstanding any provision of law imposing such liability. If the General Corporation Law is amended after approval by the stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any officer of the Corporation for or with respect to any acts or omissions of such officer occurring prior to such amendment. For purposes of this Article XI, “officer” shall have the meaning ascribed to it in Section 102(b)(7) of the General Corporation Law of the State of Delaware.”

4.Due Adoption. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.Effective Date. This Certificate of Amendment shall be effective as of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment of as of the day and year first above written.

LIVEPERSON, INC.

By:
Name:
Title:

PROXY STATEMENT	199

PRELIMINARY COPY - SUBJECT TO COMPLETION

THIS IS THE GOLD PROXY CARD

LIVEPERSON®

LIVEPERSON, INC.
C/O FIRST COAST RESULTS, INC.
200 BUSINESS PARK CIRCLE
SUITE 112
SAINT AUGUSTINE, FL 32095

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LPSN2024**

Once you have pre-registered, you may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

SHAREHOLDER MEETING REGISTRATION:
In order to participate in the virtual Annual Meeting, you must pre-register before 5:00 p.m. Eastern Daylight Time on November 1, 2024 by visiting www.proxyvote.com and selecting "Attend a Meeting." For more details on participating in the meeting, please refer to the Company's proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59051-P19347

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS GOLD PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIVEPERSON, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE COMPANY'S DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5, 6 AND 7.

Vote "FOR" only up to **TWO** nominees in total. You may vote "FOR" fewer than two nominees and your vote will only be counted for that nominee. If you vote "FOR" more than two nominees, your votes on Proposal 1 will be considered invalid and will not be counted.

		For	Withhold
	COMPANY NOMINEES:		
1a.	COMPANY RECOMMENDED NOMINEE: Karin-Joyce (K.J.) Tjon	☐	☐
1b.	COMPANY RECOMMENDED NOMINEE: Dan Fletcher	☐	☐
	IKON NOMINEES OPPOSED BY THE COMPANY:		
1c.	NOMINEE OPPOSED BY THE COMPANY: Walter Bachtiger	☐	☐
1d.	NOMINEE OPPOSED BY THE COMPANY: Michal Czwarno	☐	☐

Note: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY STATEMENT	200

PRELIMINARY COPY - SUBJECT TO COMPLETION

THIS IS THE GOLD PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF

LIVEPERSON, INC.

NOVEMBER 4, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to online access.

Important Notice of Internet Availability of Proxy Materials:
The Notice of Annual Meeting, Proxy Statement and Gold proxy card, as well as our Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.proxyvote.com.

V59052-P19347

LIVEPERSON, INC.
Annual Meeting of Stockholders
November 4, 2024 at 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of LivePerson, Inc. (the "Company") revokes all previous proxies and acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held November 4, 2024 at 10:00 a.m. Eastern Time and the Proxy Statement, and appoints John D. Collins, Chief Financial Officer and Chief Operating Officer, and Monica L. Greenberg, Executive Vice President of Policy and General Counsel, and each of them, the Proxy of the undersigned with full power of substitution and resubstitution to vote all shares of common stock of the Company which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/LPSN2024 on November 4, 2024 at 10:00 a.m. Eastern Time and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

The Company's board of directors (the "Board") recommends that you vote "FOR" the Company's director nominees on Proposal 1 and "FOR" Proposals 2, 3, 4, 5, 6 and 7 using the **GOLD** proxy card. The Board does not endorse the nominees of Ikon and urges you not to sign, return or vote any proxy card sent to you by Ikon, even as a protest vote.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

PROXY STATEMENT	201